SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 20, 1999


AMRESCO Residential Securities Corporation (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AMRESCO Residential Securities Corporation Mortgage Loan Trust, Series 1999-1)

                  AMRESCO Residential Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                      333-30759              75-2620414
State or Other Jurisdiction           (Commission         (I.R.S. Employer
     Of Incorporation)                File Number)        Identification No.)



        700 North Pearl Street
          Suite 2400, LB #342
             Dallas, Texas                                       75201
    (Address of Principal Executive                           (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (214) 953-7700

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

         The Registrant registered issuances of AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-30759) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $208,740,000 in aggregate principal amount of Class A, Class M1, Class M2 and Class B Certificates of its AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Mortgage Loan Pass-Through Certificates (the "Certificates") on October 20, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 18, 1999, as supplemented by the Prospectus Supplement dated October 18, 1999 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of September 1, 1999, among AMRESCO Residential Securities Corporation, as depositor (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator (the "Originator"), AMRESCO Residential Capital Markets, Inc., Finance America, LLC, as seller (the "Seller"), Ocwen Federal Bank FSB, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class M1, Class M2 and Class B. The Certificates evidence beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed and adjustable rate, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $208,964,821 as of September 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

               Item 7. Financial Statements; PRO FORMA Financial Information and Exhibits

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               1.1 Underwriting Agreement, dated October 18, 1999, between AMRESCO Residential Securities Corporation and Lehman Brothers Inc.

               4.1 Pooling and Servicing Agreement, dated as of September 1, 1999, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, AMRESCO Residential Capital Markets, Inc., Finance America, LLC, as Seller, Ocwen Federal Bank FSB, as Servicer, and Norwest Bank
                      Minnesota, National Association, as Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ACE SECURITIES CORP.



                                  By:  /s/ Karen H. Cornell
                                        Name:  Karen H. Cornell
                                        Title:  Assistant Secretary



Dated:  November 3, 1999

                                 EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


1.1 Underwriting Agreement, dated October 18, 1999, between AMRESCO Residential Securities Corporation and Lehman Brothers Inc.

4.1 Pooling and Servicing Agreement, dated as of September 1, 1999, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, AMRESCO Residential Capital Markets, Inc., Finance America, LLC, as Seller, Ocwen Federal Bank FSB, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

                                 Exhibit 1.1

                            Underwriting Agreement



                  AMRESCO RESIDENTIAL SECURITIES CORPORATION



                                      AND



                             LEHMAN BROTHERS, INC.
                                As Underwriter



                            UNDERWRITING AGREEMENT



                                      FOR



        AMRESCO RESIDENTIAL SECURITIES CORPORATION MORTGAGE LOAN TRUST

                                    1999-1



            MORTGAGE LOAN PASS THROUGH CERTIFICATES, SERIES 1999-1

                             Class A Certificates
                             Class M1 Certificates
                             Class M2 Certificates
                             Class B Certificates








October 18, 1999

        AMRESCO RESIDENTIAL SECURITIES CORPORATION MORTGAGE LOAN TRUST
                                    1999-1

            MORTGAGE LOAN PASS THROUGH CERTIFICATES, SERIES 1999-1



                            UNDERWRITING AGREEMENT

                                                              October 18, 1999

Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285


Dear Ladies and Gentlemen:

         AMRESCO Residential Securities Corporation (the "Depositor"), a Delaware corporation, has authorized the issuance and sale of Mortgage Loan Pass-Through Certificates, Series 1999-1, Class A (the "Class A Certificates"), Class M1 (the "Class M1 Certificates"), Class M2 (the "Class M2 Certificates" and, collectively with the Class M1 Certificates, the "Mezzanine Certificates"), Class B (the "Class B Certificates" and, collectively, with the Mezzanine Certificates, the "Subordinate Certificates") and the Class X Certificate and the Class R Certificate (the "Private Certificates," and, collectively with the Class A Certificates, and the Subordinate Certificates, the "Certificates"), evidencing interests in a pool of fixed and adjustable rate mortgage loans (the "Mortgage Loans"). The Mortgage Loans are secured primarily by first and second deeds of trust or mortgages on one- to four-family residential properties. The Class A Certificates, the Mezzanine Certificates and the Class B Certificates (collectively, the "Offered Certificates") will be publicly offered pursuant to the Prospectus described below. The Private Certificates will not be publicly offered. Only the Offered Certificates are being purchased by Lehman Brothers Inc. (the "Underwriter").

         The Certificates will be issued under a Pooling and Servicing Agreement, dated as of September 1, 1999 (the "Pooling and Servicing Agreement") among the Depositor, AMRESCO Residential Mortgage Corporation, as Originator (the "Originator"), AMRESCO Residential Capital Markets, Inc. ("ARCMI"), Finance America, LLC, as Seller (the "Seller"), Ocwen Federal Bank FSB, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Certificates will evidence fractional undivided interests in the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 (the "Trust"). The assets of the Trust Fund will initially include, among other things, a pool of fixed and adjustable rate Mortgage Loans (the "Mortgage Loans") and any accounts held by the Trustee for the Trust Fund. The Mortgage Loans will be acquired from the Originator pursuant to the Pooling and Servicing Agreement.

         ARCMI, which is an affiliate of the Depositor, will enter into a Guaranty (the "Guaranty") dated October 18, 1999, pursuant to which ARCMI will guaranty certain obligations of the Depositor. A form of the Guaranty is attached hereto as Exhibit I.

         The Offered Certificates are more fully described in a Registration Statement which the Depositor has furnished to the Underwriter. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement. For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

         SECTION I. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with the Underwriter that:

         A. A Registration Statement on Form S-3 (No. 333-30759) has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, at the Effective Time, including any documents incorporated by reference therein at such time; "Basic Prospectus" means such final prospectus dated October 18, 1999; and "Prospectus Supplement" means the final prospectus supplement relating to the Offered Certificates, to be filed with the Commission pursuant to paragraphs
(2), (3) or (5) of Rule 424(b) of the Rules and Regulations. "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Prospectus, any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of the Prospectus and incorporated by reference in the Prospectus, and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement.

         B. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriter expressly for use therein.

         C. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation is made as to documents deemed to be incorporated by reference in the Prospectus as the result of filing a Form 8-K at the request of the Underwriter except to the extent such documents reflect information furnished by the Depositor to the Underwriter for the purpose of preparing such documents.

         D. Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

         E. The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement (collectively, the "Depositor Agreements") and to cause the Certificates to be issued.

         F. There are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (a) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (b) asserting the invalidity of the Depositor Agreements or the Certificates, (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by the Depositor Agreements, (d) which might individually or in the aggregate materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Depositor Agreements or the Certificates or (e) which might adversely affect the federal income tax attributes of the Certificates as described in the Prospectus.

         G. This Agreement has been, and the other Depositor Agreements, when executed and delivered as contemplated hereby, will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and the other Depositor Agreements when executed and delivered as contemplated hereby, will constitute, legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, limitations of public policy under applicable securities laws.

         H. The execution, delivery and performance of the Depositor Agreements by the Depositor and the consummation of the transactions contemplated hereby and thereby, compliance with the provisions thereof, and the issuance and delivery of the Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor (which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor), or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets. The Depositor is not a party to, bound by, or in breach or violation of, any indenture or other agreement or instrument, or subject to or in violation of any statute, order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor, which materially and adversely affects, or is reasonably likely in the future to materially and adversely affect, (i) the ability of the Depositor to perform its obligations under the Depositor Agreements or (ii) the business, operations, results of operations, financial position, income, properties or assets of the Depositor.

         I. The Depositor has no reason to know that Deloitte & Touche, LLP are not independent public accountants with respect to the Depositor as required by the Securities Act and the Rules and Regulations.

         J. The direction by the Depositor to the Trustee to execute, authenticate, issue and deliver the Certificates has been duly authorized by the Depositor, and assuming the Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits provided by the Pooling and Servicing Agreement.

         K. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates and the sale of the Offered Certificates to the Underwriter, or the consummation by the Depositor of the other transactions contemplated by the Depositor Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriter or as have been obtained.

         L. The Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and there are no proceedings pending with respect to which the Depositor has received service of process or, to the best knowledge of the Depositor threatened, relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Depositor would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

         M. At the time of execution and delivery of the Pooling and Servicing Agreement, the Depositor will: (i) have good title to the Mortgage Loans conveyed by the Originator, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person any of its right or title in the Mortgage Loans, in the Pooling and Servicing Agreement or in the Certificates being issued pursuant thereto; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trustee and to sell the Offered Certificates to the Underwriter. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriter of the Offered Certificates, the Underwriter will have good title to the Offered Certificates, free of any Liens.

         N. As of the Closing Date, each of the Mortgage Loans will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

         O. Neither the Depositor nor the Trust Fund is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder (the "1940 Act").

         P. At the Closing Date, the Offered Certificates and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

         Q. At the Closing Date, the Class A Certificates shall have been rated in the highest rating category by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Duff & Phelps Credit Rating Co. ("DCR"). In addition, the Class M1 and Class M2 Certificates shall receive ratings of at least "AA" and "A" from S&P and DCR and the Class B Certificates shall receive a rating of "BBB" from DCR.

         R. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Depositor Agreements and the Certificates have been paid or will be paid at or prior to the Closing Date.

         S. At the Closing Date, each of the representations and warranties of the Depositor set forth in the Pooling and Servicing Agreement will be true and correct in all material respects.

         T. The transfer of the Mortgage Loans to the Trust Fund at the Closing Date will be treated by the Depositor for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

         U. The Depositor is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, or (ii) any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiating or threatening of any proceeding for such purpose.

         V. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

         W. Any information concerning the characteristics of the Mortgage Loans furnished by the Depositor or its affiliates to the Underwriter for use in preparation of Computational Materials or ABS Term Sheets (each as defined herein) was accurate in all material respects as of the date furnished.

         Any certificate signed by an officer of the Depositor and delivered to the Underwriter or counsel for the Underwriter in connection with an offering of the Offered Certificates shall be deemed to be, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section I are made.

         SECTION II. Purchase and Sale. The commitment of the Underwriter to purchase the Offered Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor agrees to instruct the Trustee to issue the Offered Certificates and agrees to sell to the Underwriter, and the Underwriter agrees (except as provided in Section X hereof) to purchase from the Depositor, the aggregate initial principal amounts or percentage interests of the Offered Certificates set forth on Schedule A, at the purchase price or prices set forth in Schedule A.

         The parties hereto agree that settlement for all securities sold pursuant to this Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-1(a) under the Exchange Act.

         SECTION III. Delivery and Payment. Delivery of and payment for the Offered Certificates to be purchased by the Underwriter shall be made at offices of Brown & Wood LLP in Washington, D.C., or at such other place as shall be agreed upon by the Underwriter and the Depositor at 10:00 A.M. Eastern daylight time on October 20 , 1999 or at such other time or date as shall be agreed upon in writing by the Underwriter and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the Offered Certificates shall be made to the Underwriter against payment of the purchase price thereof. The Certificates shall be in such authorized denominations and registered in such names as the Underwriter may request in writing at least two Business Days prior to the Closing Date. The Offered Certificates will be made available for examination by the Underwriter no later than 2:00 p.m. eastern time on the first Business Day prior to the Closing Date.

         SECTION IV. Offering by the Underwriter. It is understood that, subject to the terms and conditions hereof, the Underwriter proposes to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

         SECTION V. Covenants of the Depositor. The Depositor agrees as follows:

         A. To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second Business Day following the availability of the Prospectus to the Underwriter; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the Closing Date and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Certificates; to promptly advise the Underwriter of its receipt of notice of the issuance by the Commission of any stop order or of:
(i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Offered Certificates for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; or (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

         B. To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

         C. To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required in connection with the offering or sale of the Offered Certificates, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriter and, upon the Underwriter's request, shall file such document and prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance; provided, however, that the Depositor will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural Term Sheets or Collateral Term Sheets (each as defined herein) incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or Structural Term Sheets that are furnished to the Depositor by the Underwriter pursuant to Section X.C hereof or any amendments or supplements of such Collateral Term Sheets that are furnished to the Depositor by the Underwriter pursuant to Section XI.C hereof which are required to be filed in accordance therewith. If such amendment or supplement to the Prospectus is required to be contained in a post-effective amendment to the Registration Statement, the Depositor will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

         D. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriter, be required by the Securities Act, or that is requested by the Commission.

         E. To furnish the Underwriter and counsel for the Underwriter, prior to filing with the Commission, and to obtain the consent of the Underwriter for the filing of the following documents relating to the Certificates: (i) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

         F. To make generally available to holders of the Offered Certificates as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust Fund (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Depositor, Rule
158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

         G. To use its best efforts, in cooperation with the Underwriter, to qualify the Offered Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriter may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Offered Certificates. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Offered Certificates have been so qualified.

         H. So long as the Offered Certificates shall be outstanding, and pursuant to the Pooling and Servicing Agreement, the Depositor shall cause the Trustee, as soon as such statements are furnished to the Trustee, to deliver to the Underwriter the following documents: (i) the annual statement as to compliance delivered to the Trustee pursuant to Section 8.16 of the Pooling and Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 8.17 of the Pooling and Servicing Agreement; (iii) the Servicer's Monthly Servicing Reports furnished by the Servicer pursuant to Section 8.29(a) of the Pooling and Servicing Agreement; (iv) the monthly reports furnished to the Owners of the Offered Certificates pursuant to Section 7.11 of the Pooling and Servicing Agreement; and (v) from time to time, any other information concerning the Trust Fund filed with any government or regulatory authority that is otherwise publicly available, as the Underwriter may reasonably request.

         I. To apply the net proceeds from the sale of the Offered Certificates in the manner set forth in the Prospectus.

         J. During a period of seven calendar days from the Closing Date, neither the Depositor nor any trust established, directly or indirectly, by the Depositor will, without the Underwriter's prior written consent (which consent shall not be unreasonably withheld), offer or sell mortgage pass-through certificates backed by mortgage loans, except pursuant to this Agreement.

         K. The Depositor will enter into the applicable agreements, to which it is a party pursuant to the Pooling and Servicing Agreement, on or prior to the Closing Date.

         L. To cause any Computational Materials and any Structural Term Sheets (each as defined herein) that are delivered by the Underwriter to the Depositor pursuant to Section X to be filed with the Commission on a Current Report on Form 8-K (an "ABS Filing") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Depositor by the Underwriter prior to 5:00 p.m. New York time and (ii) the date on which the related Prospectus Supplement is first made available to the public. The Depositor shall cause any Collateral Term Sheet that is delivered by the Underwriter to the Depositor in accordance with the provisions of Section XI to be filed with the Commission on an ABS Filing pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Depositor by the Underwriter. Each such ABS Filing shall be incorporated by reference in the Prospectus and the Registration Statement.

         SECTION VI. Conditions to the Underwriter's Obligations. The obligations of the Underwriter to purchase the Offered Certificates pursuant to this Agreement are subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained (including those representations and warranties set forth in the Pooling and Servicing Agreement and incorporated herein); (ii) the performance by the Depositor of all of its obligations hereunder; (iii) the accuracy of the statements of the Depositor made in any certificate or other document delivered pursuant to the provisions hereof; and (iv) the following conditions as of the Closing Date:

         A. The Underwriter shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with. The Prospectus shall have been filed pursuant to Rule 424(b).

         B. The Underwriter shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Brown & Wood LLP, counsel for the Underwriter, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         C. All corporate proceedings and other legal matters relating to the authorization, form and validity of the Depositor Agreements, the Certificates, the Registration Statement and the Prospectus, and all other legal matters relating to the Depositor Agreements and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriter, and the Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters. The Underwriter shall have received the Depositor Agreements and the Offered Certificates in form and substance satisfactory to the Underwriter, duly executed by all signatories required pursuant to the respective terms thereof.

         D. Brown & Wood LLP, special counsel for the Depositor, shall have furnished to the Underwriter their written opinion, as counsel to the Depositor, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

              1. The conditions to the use by the Depositor of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

              2. The Registration Statement and any amendments thereto have become effective under the 1933 Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder, and such counsel does not know of any amendment to the Registration Statement required to be filed.

              3. There are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

              4. The statements set forth in the Basic Prospectus under the captions "Description of The Securities" and in the Prospectus Supplement under the captions "Description of The Certificates" and "The Pooling and Servicing Agreement," to the extent such statements purport to summarize certain provisions of the Offered Certificates or of the Pooling and Servicing Agreement, are fair and accurate in all material respects.

              5. The statements set forth in the Basic Prospectus and the Prospectus Supplement under the captions "ERISA Considerations," "Certain Federal Income Tax Consequences," "Legal Investment Matters" and, "Certain Legal Aspects of the Mortgage Assets" to the extent that they constitute matters of federal law, provide a fair and accurate summary of such law or conclusions.

              6. The Pooling and Servicing Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Pooling and Servicing Agreement is not required to be qualified under the 1939 Act, and the Trust Fund is not required to be registered under the 1940 Act.

              7. Neither the Depositor nor the Trust Fund is an "investment company" or under the "control" of an "investment company" as such terms are defined in the 1940 Act.

              8. Under existing law, assuming a REMIC election is made and assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each pool of assets for which the Pooling and Servicing Agreement directs a REMIC election to be made, the Trust, exclusive of the Basis Reserve Fund, will qualify as a "real estate mortgage investment conduit" ("REMIC") pursuant to
         Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"); each of the Certificates, other than the Class R Certificate, will evidence ownership of REMIC "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code and the Class R Certificate will be designated as the sole class of "residual interest" in the REMIC within the meaning of Section 860G(a)(2) of the Code; the Basis Reserve Fund is an "outside reserve fund" that is beneficially owned by the holder of the Class X Certificate; the rights of the holders of the Certificates, other than the Class X Certificates, to receive payment of any Available Funds Cap Shortfall from the Basis Reserve Fund represent, for federal income tax purposes, an interest in an interest rate cap contract.

              9. To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending that would adversely affect the status of REMIC1, REMIC2, REMIC3 or REMIC4 as REMICs.

              10. As a consequence of the qualification of REMIC1, REMIC2, REMIC3 and REMIC4 as REMICs, the Offered Certificates will be treated as "regular . . . interest(s) in a REMIC" under Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c) of the Code in the same proportion that the assets in the Trust Fund consist of qualifying assets under such Sections. In addition, as a consequence of the qualification of REMIC1, REMIC2, REMIC3 and REMIC4 as REMICs, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c) of the Code to the extent that such Offered Certificates are treated as "real estate assets" under
         Section 856(c) of the Code.

              11. Assuming that the Trustee and the Depositor have been duly authorized to do so, when executed, authenticated and delivered by the Trustee and the Depositor in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement and, when issued, conform to the description thereof contained in the Prospectus.

         Brown & Wood LLP shall furnish to the Underwriter such other written opinions as the Underwriter may reasonably request.

         Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter to the effect that no facts have come to the attention of such counsel which lead them to believe that: (a) the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as to financial or statistical data contained in the Registration Statement); (b) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Depositor prior to the Closing Date (other than any document filed at the request of the Underwriter to the extent such document relates to Computational Materials or ABS Term Sheets) contained, as of the time it became effective or was filed with the Commission, as the case may be, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         E. The Underwriter shall have received the favorable opinion, dated the Closing Date, of Brown & Wood LLP, special counsel to the Depositor, addressed to the Depositor and satisfactory to S&P, DCR and the Underwriter, with respect to certain matters relating to the transfer of the Mortgage Loans to the Depositor and from the Depositor to the Trust, and such counsel shall have consented to reliance on such opinion by S&P, DCR and the Underwriter as though such opinion had been addressed to each such party.

         F. Hunton & Williams, special counsel to the Servicer, shall have furnished to the Underwriter a written opinion, addressed to the Underwriter and the Depositor and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

              1. The Servicer is validly existing in good standing as a federal savings bank under the laws of the United States of America.

              2. The Servicer has full corporate power and authority to serve in the capacity of servicer of the Mortgage Loans as contemplated in the Pooling and Servicing Agreement.

              3. The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Servicer, and, assuming the due authorization, execution and delivery of such agreement by the other parties thereto, constitutes the legal, valid and binding agreement of the Servicer, enforceable against the Servicer in accordance with its terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the qualification that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion, with respect to such remedies, of the court before which any proceedings with respect thereto may be brought.

              4. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Servicer is required for the consummation by the Servicer of the transactions contemplated by the Pooling and Servicing Agreement, except such consents, approvals, authorizations, registrations and qualifications as have been obtained.

              5. The execution, delivery or performance by the Servicer of the Pooling and Servicing Agreement and the transactions contemplated thereby do not (A) conflict with or result in a breach of, or constitute a default under, (i) any term or provision of the certificate of incorporation or by-laws of the Servicer; (ii) any term or provision of any material agreement, deed of trust, mortgage loan agreement, contract, instrument or indenture, or other agreement to which the Servicer is a party or is bound or to which any of the property or assets of the Servicer or any of its subsidiaries is subject; (iii) to the best of such counsel's knowledge without independent investigation any order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Servicer; or (iv) any law, rule or regulations applicable to the Servicer; or (B) to the best of such counsel's knowledge without independent investigation, result in the creation or imposition of any lien, charge or encumbrance upon the Trust Fund Estate or upon the Certificates.

              6. There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge without independent investigation, threatened against the Servicer before any court, administrative agency or other tribunal (a) asserting the invalidity of the Pooling and Servicing Agreement or the Certificates, (b) seeking to prevent the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement or (c) which would materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement.

         G. Counsel for the Depositor, ARCMI and the Originator (which may be in-house counsel) shall have furnished to the Underwriter such counsel's written opinion, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

              1. The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where any such failure would not have a material adverse effect on the Depositor's ability to perform its obligations under the Depositor Agreements) and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under the Depositor Agreements, and to cause the Certificates to be issued.

              2. The Depositor is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor.

              3. The Depositor Agreements have been duly authorized, executed and delivered by the Depositor and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, such agreements constitute valid and binding obligations, enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, limitations of public policy under applicable securities laws.

              4. The execution, delivery and performance of the Depositor Agreements by the Depositor, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates (i) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, (ii) nor will such actions result in a violation of the provisions of the articles of incorporation or by-laws of the Depositor, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor (or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets) and (iii) nor will such actions result in the creation or imposition of any lien, charge or encumbrance upon the Trust Fund or upon the Certificates, except as otherwise contemplated by the Pooling and Servicing Agreement.

              5. The direction by the Depositor to the Trustee to execute, issue, authenticate and deliver the Certificates has been duly authorized by the Depositor.

              6. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates, and the sale of the Offered Certificates to the Underwriter, or the consummation by the Depositor of the other transactions contemplated by the Depositor Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under the 1933 Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriter or as have been previously obtained.

              7. There are no actions, proceedings or investigations pending with respect to which the Depositor has received service of process before or, to the best of such counsel's knowledge, without independent investigation, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of the Pooling and Servicing Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by the Depositor Agreements; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Depositor Agreements or the Certificates.

              8. The Certificates have been duly and validly authorized and issued, and, immediately prior to the sale of the Offered Certificates to the Underwriter, such Certificates are owned by the Depositor, free and clear of all Liens.

              9. The Originator has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under the Pooling and Servicing Agreement.

              10. The Originator is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Originator is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Originator or which might materially and adversely affect the properties or assets, taken as a whole, of the Originator.

              11. The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Originator and, assuming the due authorization, execution and delivery of such agreement by the parties thereto other than the Originator, such agreement will constitute a valid and binding obligation, enforceable against the Originator in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              12. The execution, delivery and performance of the Pooling and Servicing Agreement by the Originator and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Originator is a party or by which the Originator is bound or to which any of the property or assets of the Originator or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Originator, nor will such actions result in a violation of the provisions of the articles of incorporation or by-laws of the Originator or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Originator or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Originator.

              13. There are no actions, proceedings or investigations pending with respect to which the Originator has received service of process before or, to the best of such counsel's knowledge, without independent investigation, threatened by any court, administrative agency or other tribunal to which the Originator is a party or of which any of its properties is the subject: (a) which if determined adversely to the Originator would have a material adverse effect on the business, results of operations or financial condition of the Originator; (b) asserting the invalidity of the Pooling and Servicing Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Originator of any of the transactions contemplated by the Pooling and Servicing Agreement; or
         (d) which might materially and adversely affect the performance by the Originator of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement or the Certificates.

              14. ARCMI has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under the Pooling and Servicing Agreement and the Guaranty (collectively, the "ARCMI Agreements").

              15. ARCMI is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which ARCMI is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of ARCMI or which might materially and adversely affect the properties or assets, taken as a whole, of ARCMI.

              16. The ARMCI Agreements have been duly authorized, executed and delivered by ARCMI and, assuming the due authorization, execution and delivery of such agreements by the parties thereto other than ARCMI, such agreements will constitute valid and binding obligations, enforceable against ARCMI in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              17. The execution, delivery and performance of ARCMI Agreements by ARCMI and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which ARCMI is a party or by which ARCMI is bound or to which any of the property or assets of ARCMI or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of ARCMI, nor will such actions result in a violation of the provisions of the articles of incorporation or by-laws of ARCMI or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over ARCMI or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of ARCMI.

              18. There are no actions, proceedings or investigations pending with respect to which ARCMI has received service of process before or, to the best of such counsel's knowledge, without independent investigation, threatened by any court, administrative agency or other tribunal to which ARCMI is a party or of which any of its properties is the subject: (a) which if determined adversely to ARCMI would have a material adverse effect on the business, results of operations or financial condition of ARCMI; (b) asserting the invalidity of the Pooling and Servicing Agreement, the Guaranty or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by ARCMI of any of the transactions contemplated by ARCMI Agreements; or (d) which might materially and adversely affect the performance by ARCMI of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Guaranty or the Certificates.

         H. Counsel for the Seller (which may be in-house counsel) shall have furnished to the Underwriter such counsel's written opinion, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

              1. The Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under the Pooling and Servicing Agreement.

              2. The Seller is not in violation of its certificate of formation or limited liability agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Seller is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Seller or which might materially and adversely affect the properties or assets, taken as a whole, of the Seller.

              3. The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Seller and, assuming the due authorization, execution and delivery of such agreement by the parties thereto other than the Seller, such agreement will constitute a valid and binding obligation, enforceable against the Seller in accordance with its terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

              4. The execution, delivery and performance of the Pooling and Servicing Agreement by the Seller and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller, nor will such actions result in a violation of the provisions of the certificate of formation or limited liability agreement of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Seller.

              5. There are no actions, proceedings or investigations pending with respect to which the Seller has received service of process before or, to the best of such counsel's knowledge, without independent investigation, threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject: (a) which if determined adversely to the Seller would have a material adverse effect on the business, results of operations or financial condition of the Seller;
         (b) asserting the invalidity of the Pooling and Servicing Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Seller of any of the transactions contemplated by the Pooling and Servicing Agreement; or
         (d) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement or the Certificates.

         I. The Underwriter shall have received the favorable opinion of Timothy J. Carlin, Senior Counsel for the Trustee or of Hunton & Williams, counsel to the Trustee, dated the Closing Date, addressed to the Underwriter and in form and scope satisfactory to counsel to the Underwriter, to the effect that:

              1. The Trustee is a national banking association duly incorporated and validly existing under the laws of the United States of America.

              2. The Trustee has the full corporate trust power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement.

              3. The execution and delivery by the Trustee of the Pooling and Servicing Agreement and the performance by the Trustee of its obligations under the Pooling and Servicing Agreement have been duly authorized by all necessary corporate action of the Trustee.

              4. The Pooling and Servicing Agreement is a valid and legally binding obligation of the Trustee enforceable against the Trustee.

              5. The execution and delivery by the Trustee of the Pooling and Servicing Agreement does not (a) violate the organization certificate of the Trustee or the By-laws of the Trustee, (b) to such counsel's knowledge, violate any judgment, decree or order of United States federal court or United States federal governmental authority by which the Trustee is bound or (c) assuming the non-existence of any judgment, decree or order of any court or other governmental authority that would be violated by such execution and delivery, violate United States federal statute, rule or regulation or require any consent, approval or authorization of United States federal court or United States federal governmental authority.

              6. The Certificates have been duly authenticated, executed and delivered by the Trustee.

              7. If the Trustee were acting in the stead of the Servicer under the Pooling and Servicing Agreement as of the date of such opinion, the Trustee would have the full corporate trust power to perform the obligations of the Servicer under the Pooling and Servicing Agreement.

              8. To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if decided adversely to the Trustee, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Pooling and Servicing Agreement.

         J. The Underwriter shall have received the favorable opinion or opinions, dated the date of the Closing Date, of counsel for the Underwriter, with respect to the issue and sale of the Offered Certificates, this Agreement, the Prospectus and such other related matters as the Underwriter may reasonably require.

         K. The Depositor shall have furnished to the Underwriter a certificate, dated the Closing Date and signed by the Chairman of the Board, the President or a Vice President of the Depositor to the extent that the signer of such certificate has carefully examined the Registration Statement (excluding any documents incorporated therein by reference) and the Depositor Agreements and that, to the best of his or her knowledge based upon reasonable investigation:

              1. The representations and warranties of the Depositor in the Depositor Agreements and all related agreements are true and correct as of the Closing Date; and the Depositor has complied with all agreements and satisfied all the conditions on its part which are to have been complied with on or prior to the Closing Date.

              2. There has been no amendment or other document filed affecting the certificate of incorporation or bylaws of the Depositor since November 9, 1995 and no such amendment has been authorized. No event has occurred since October 12, 1999, which has affected the good standing of the Depositor under the laws of the State of Delaware.

              3. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Depositor from June 30, 1999.

              4. There are no actions, suits or proceedings pending with respect to which it has received service of process or, to the best of such officer's knowledge, threatened against or affecting the Depositor which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect the Depositor's obligations under the Depositor Agreements in any material way; and no merger, liquidation, dissolution or bankruptcy of the Depositor is pending or contemplated.

              5. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been instituted or, to his or her knowledge, threatened.

              6. Nothing has come to his or her attention that would lead them to believe that such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         L. The Trustee shall have furnished to the Underwriter a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Pooling and Servicing Agreement by the Trustee and the acceptance by the Trustee of the trusts created thereby and the due execution, authentication and delivery of the Certificates by the Trustee thereunder and such other matters as the Underwriter shall reasonably request.

         M. The Class A Certificates shall have been rated "AAA" by S&P and DCR. The Class M1 and Class M2 Certificates shall have been rated "AA" and "A" by S&P and DCR. The Class B Certificates shall have been rated "BBB" by DCR.

         N. The Depositor shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably have requested not less than three full Business Days prior to the Closing Date.

         O. Prior to the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

         P. Subsequent to the execution and delivery of this Agreement, none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it in each of the instances set forth in clauses (i), (ii), (iii) and (iv) herein, in the reasonable judgment of the Underwriter, impractical or inadvisable to proceed with the public offering or delivery of the Certificates on the terms and in the manner contemplated in the Prospectus.

         Q. The Underwriter shall have received a letter from Deloitte & Touche, LLP, dated on or before the Closing Date, in form and substance satisfactory to the Underwriter and counsel for the Underwriter, addressed to the Underwriter to the effect that they have performed certain specified procedures requested by the Underwriter with respect to the information set forth in the Prospectus and certain matters relating to the Depositor.

         R. The Underwriter and counsel for the Underwriter shall have received copies of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Certificates. Any such opinions shall be dated the Closing Date and addressed to the Underwriter or accompanied by reliance letters to the Underwriter or shall state that the Underwriter may rely upon them.

         S. There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since June 30, 1999, of the Originator or the Depositor and their affiliates, that is in the Underwriter's judgment material and adverse and that makes it in the Underwriter's judgment impracticable to market the Offered Certificates on the terms and in the manner contemplated in the Prospectus.

         T. On or prior to the Closing Date, there shall have been no downgrading, nor shall any notice have been given of (i) any intended or possible downgrading or (ii) any review or possible changes, the direction of which has not been indicated, of the rating accorded and originally requested by the Depositor relating to any previously issued asset-backed securities of the Depositor by any "nationally recognized statistical rating organization" (as such term is defined for purposes of the Exchange Act).

         U. ARCMI shall have executed and delivered the Guaranty, which shall be in form and substance acceptable to the underwriter and its counsel.

         If any condition specified in this Section VI shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section VII.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

         SECTION VII. Payment of Expenses. If the transaction closes, or if the transaction fails to close other than as a result of a failure of the Underwriter to perform hereunder, the Depositor agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Certificates and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto (including the Prospectus);
(c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Certificates under the securities laws of the several jurisdictions as provided in Section V.G hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriter); (f) any fees charged by securities rating services for rating the Offered Certificates; (g) the cost of the accountant's letter relating to the Prospectus except for expenses relating to the accountant's audit of the loan files; and (h) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of its counsel); provided that, except as provided in this
Section VII, the Underwriter shall pay their own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Offered Certificates which they may sell and the expenses of advertising any offering of the Offered Certificates made by the Underwriter, and the Underwriter shall pay the cost of any accountant's comfort letters which the Underwriter chooses to request relating to any Computational Materials (as defined herein).

         If this Agreement is terminated by the Underwriter in accordance with the provisions of Section VI or Section XI, whether or not the transactions contemplated hereunder are consummated, the Depositor shall cause the Underwriter to be reimbursed for all reasonable out-of-pocket expenses except that the Depositor shall not be obligated under this Agreement to reimburse the Underwriter for reasonable out-of-pocket expenses, including fees and disbursements of counsel for the Underwriter, if this Agreement is terminated by the Underwriter in accordance with Section VI.P herein.

         SECTION VIII.  Indemnification and Contribution.

         A. The Depositor agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Certificates), to which the Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, or any amendment thereof or supplement thereto, or the Registration Statement, or any amendment thereof or supplement thereto, (A) in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter specifically for inclusion therein or (B) in any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter, including any Computational Materials or ABS Term Sheets that are furnished to the Depositor by such Underwriter pursuant to this Agreement and incorporated by reference in such Registration Statement, or the Prospectus or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement or omission or alleged omission is a result of Originator Provided Information (as defined below) which is not accurate and complete in all material respects. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to the Underwriter or any controlling person of any of the Underwriter.

         B. The Underwriter agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus, when considered in conjunction with the Prospectus, and in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made (A) in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter specifically for inclusion therein or (B) in any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter, including any Computational Materials or ABS Term Sheets that are furnished to the Depositor by such Underwriter pursuant to this Agreement and incorporated by reference in such Registration Statement or the Prospectus or any amendment or supplement thereof, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, provided, however, that the Underwriter shall not be liable to the extent that such untrue statements or alleged untrue statement or omission or alleged omission is a result of Originator Provided Information that is not accurate and complete in all material respects. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Depositor or any such director, officer or controlling person.

         For purposes of this Section VIII, the Depositor and the Underwriter agree that the information set forth in the second paragraph under the heading "Underwriting" in the Prospectus Supplement constitutes the only information furnished to the Depositor by or on behalf of the Underwriter for inclusion in the Prospectus, and the Underwriter confirms that such information is correct.

         C. Promptly after receipt by any indemnified party under this Section VIII of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section VIII, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section VIII except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section VIII.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section VIII for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel per jurisdiction) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter, if the indemnified parties under this Section VIII consist of one or more of the Underwriter's controlling persons, or the Depositor, if the indemnified parties under this Section VIII consist of the Depositor or any of the Depositor's directors, officers or controlling persons.

         Each indemnified party, as a condition of the indemnity agreements contained in Section VIII.A and B, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and
(ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         D. If the indemnification provided for in this Section VIII shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section VIII.A or B in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriter on the other from the offering of the related Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section VIII.C, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

         The relative benefits of the Underwriter and the Depositor shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriter from time to time in negotiated sales of the related Offered Certificates.

         The relative fault of the Underwriter and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied or prepared by the Depositor or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

         The Depositor and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section VIII.E were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section VIII.E shall be deemed to include, for purposes of this Section VIII.E, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         For purposes of this Section VIII, in no case shall the Underwriter (except with respect to any document (other than the Computational Materials or ABS Term Sheets) incorporated by reference into the Registration Statement or Prospectus at the request of the Underwriter) be responsible for any amount in excess of (x) the amount received by the Underwriter in connection with its resale of the Offered Certificates over (y) the amount paid by the Underwriter to the Depositor for the Offered Certificates by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The Depositor and the Underwriter expressly waive, and agree not to assert, any defense to their respective indemnification and contribution obligations under this Section VIII which they might otherwise assert based upon any claim that such obligations are unenforceable under federal or state securities laws or by reason of public policy.

         "Originator Provided Information" means any computer tape or other information furnished to the Underwriter by the Originator concerning the assets comprising the Trust Fund.

         SECTION IX. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in agreements delivered pursuant hereto or certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling persons thereof, or by or on behalf of the Depositor and shall survive delivery of any Offered Certificates to the Underwriter.

         SECTION X.  Computational Materials and Structural Term Sheets.

         A. Not later than 5 p.m., New York time, on the business day before the date on which the applicable ABS Filing relating to the Certificates is required to be filed by the Depositor with the Commission pursuant to Section V.L hereof, the Underwriter shall deliver to the Depositor a complete copy of all materials provided by the Underwriter to prospective investors in the Certificates that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letters (such materials being the "Computational Materials") and (ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"); prior to such delivery by the Underwriter to the Depositor of such materials, the Underwriter shall notify, or cause to be notified, the Depositor or its counsel by telephone of its intention to deliver such materials and the approximate date on which such delivery of such materials is expected to occur.

         B. The Underwriter represents and warrants to and agrees with the Depositor, as of the date hereof and as of the related Closing Date, that:

              (i) the Computational Materials furnished to the Depositor pursuant to Section X.A constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission with respect to the Certificates in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters; and

              (ii) the Structural Term Sheets furnished to the Depositor pursuant to Section X.A constitute all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Depositor that are required to be filed with the Commission as "Structural Term Sheets" with respect to the Certificates in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter.

         C. If, at any time when a prospectus relating to the Certificates is required to be delivered under the Securities Act, it shall be necessary to amend or supplement the related Prospectus and Prospectus Supplement as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by the Underwriters pursuant to this Section X or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any ABS Filing relating to any Computational Materials or Structural Term Sheets to comply with the Securities Act or the Rules and Regulations, the Underwriter promptly will prepare and furnish to the Depositor for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance.

         SECTION XI.  Collateral Term Sheets.

         A. Prior to the delivery of any "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets" and together with Structural Term Sheets, referred to herein as "ABS Term Sheets"), to a prospective investor in the Certificates, the Underwriter shall, in order to facilitate the timely filing of such material with the Commission, notify the Depositor and its counsel by telephone of its intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 2 p.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in the Certificates, the Underwriter shall deliver to the Depositor a complete copy of all materials provided by the Underwriter to prospective investors in the Certificates that constitute "Collateral Term Sheets." At the time of each such delivery, the Underwriter shall indicate in writing that the materials being delivered constitute Collateral Term Sheets.

         B. The Underwriter represents and warrants to and agrees with the Depositor as of the date hereof and as of the related Closing Date, that the Collateral Term Sheets furnished to the Depositor pursuant to Section XI.A constitute all of the materials furnished to prospective investors by the Underwriter prior to time of delivery thereof to the Depositor that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the Certificates in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter.

         C. If, at any time when a prospectus relating to the Certificates is required to be delivered under the Securities Act, it shall be necessary to amend or supplement the related Prospectus and Prospectus Supplement as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by the Underwriter pursuant to this Section XI or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any ABS Filing relating to any Collateral Term Sheets to comply with the Securities Act or the Rules and Regulations, the Underwriter promptly will prepare and furnish to the Depositor for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance.

         SECTION XII. Termination of Agreement. The Underwriter may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in
Section VI.P of this Agreement shall occur and be continuing. In the event of any such termination, the provisions of Section VII, the indemnity agreement set forth in Section VIII, and the provisions of Sections IX and XV shall remain in effect.

         SECTION XIII. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

         A. if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to the Underwriter at its address set forth above;

         B. if to the Depositor, shall be delivered or sent by overnight mail or facsimile transmission to 700 North Pearl Street, Suite 2400, LB #342, Dallas, TX 75201-7424, Attn.: General Counsel, Fax No. 214-953-7757.

         SECTION XIV. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Depositor, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of
Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of
Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section XIV, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         SECTION XV. Survival. The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriter contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Certificates and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them. The provisions of Sections V, VII and VIII hereof shall survive the termination or cancellation of this Agreement.

         SECTION XVI. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

         The parties hereto hereby submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York State court or, to the extent permitted by law, in such federal court.

         SECTION XVII. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         SECTION XVIII. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         SECTION XIX. Amendments and Waivers. This Agreement may be amended, modified, altered or terminated, and any of its provisions waived, only in a writing signed on behalf of the Depositor and the Underwriter.

                           [Signature Page Follows]

         If the foregoing correctly sets forth the agreement between the Depositor and the Underwriter, please indicate your acceptance in the space provided for the purpose below.

                                Very truly yours,

                                AMRESCO RESIDENTIAL SECURITIES CORPORATION



                                By:_/s/  Karen H. Cornell________________
                                      Name:   Karen H. Cornell
                                      Title:   Assistant Secretary



         The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.



By: /s/  Stanely Labanowski
   ---------------------------
Name:  Stanely Labanowski
Title:   Vice President

                                  SCHEDULE A


                                               Initial Principal
                                Class of          Amount of
                              Certificates       Certificates
                            Purchased by the     Purchased by     Purchase Price
                              Underwriter         Underwriter       (% of Par)
Lehman Brothers Inc.               A            $176,863,000         99.9375%
                                   M1             13,690,000         99.9375
                                   M2              8,572,000         99.375
                                   B               9,615,000         89.230

                                                                     EXHIBIT I








                               October 18, 1999



Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285


Ladies and Gentlemen:

         This guaranty is made by AMRESCO Residential Capital Markets, Inc., a Delaware corporation with its principal office at 700 North Pearl Street, Suite 2400, LB #342, Dallas, Texas 75201 ("ARCMI"), in favor of Lehman Brothers Inc., with its principal office at 3 World Financial Center, New York, New York 10285, in its capacity as underwriter (the "Underwriter") in connection with the underwriting of the Offered Certificates.

As an inducement to you and in consideration of your entering into the Underwriting Agreement referred to below, ARCMI hereby absolutely, unconditionally and irrevocably guarantees the full and punctual performance of the obligations, including any payment obligations (collectively, the "Guaranteed Obligations") of AMRESCO Residential Securities Corporation (the "Depositor"), a Delaware corporation with its principal office at 700 North Pearl Street, Suite 2400, LB #342, Dallas, Texas 75201, under Section VIII of the Underwriting Agreement, dated October 14, 1999, between the Depositor and the Underwriter. This guaranty is a guaranty of performance and payment and not of collection. The obligations of ARCMI hereunder are unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the Depositor as a result of:

              (i) Any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation or any related document in connection with the transactions contemplated hereby or thereby, whether by operation of law or otherwise;

              (ii) Any modification or amendment of or supplement to this Agreement or any Operative Document;

              (iii) Any change in the corporate existence, structure or ownership of the Depositor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Depositor or its assets and properties or any resulting release or discharge of any Guaranteed Obligation;

              (iv) The existence of any claim, set-off, defense or other right which ARCMI may have at any time against the Depositor or any other Person, whether in connection herewith or any unrelated transactions; PROVIDED, HOWEVER, that nothing herein shall prevent the assertion of any such claim, set-off, defense or other right by separate suit or compulsory counterclaim;

              (v) Any invalidity or unenforceability relating to or against the Depositor for any reason of any Operative Document, or any provision of applicable law purporting to prohibit the performance of any Guaranteed Obligation;

              (vi) Any other act or omission to act or delay of any kind by the Depositor; or

              (vii) Any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of ARCMI's obligations hereunder; PROVIDED, however, that ARCMI shall not be deemed to have waived any counterclaim or defense based on a breach of representation, warranty or covenant of the Underwriter hereunder that would have been a defense to the failure of the Depositor to make any payment or perform any obligation in respect of which a claim is made hereunder. The guarantee provided hereunder shall encompass any modification or amendment of, or supplement to, this Agreement.

         ARCMI's obligations hereunder shall remain in full force and effect for so long as the Depositor has any Guaranteed Obligations. If at any time any payment of any amount payable by the Depositor under Section VIII of the Underwriting Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Depositor, ARCMI's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         ARCMI irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action first be taken by any person against the Depositor or any other person, including that any action first be taken to pursue other remedies or to mitigate damages resulting from a failure by the Depositor to perform any Guaranteed Obligation, prior to seeking performance by ARCMI of its obligations hereunder.

         ARCMI shall not enforce or otherwise exercise any right of subrogation to any of the rights of any other person or any indemnified person against the Depositor and, notwithstanding anything to the contrary contained herein, ARCMI hereby waives all rights of subrogation (whether contractual, under Section 509 of the U.S. Bankruptcy Code, at law or in equity or otherwise) to the claims of the Underwriter or any indemnified person against the Depositor and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the U.S. Bankruptcy Code) which ARCMI might now have or hereafter acquire against the Depositor that arise from the existence or performance of ARCMI's obligations hereunder.

         This guaranty may be amended only by an instrument in writing executed by the undersigned and accepted in writing by the Underwriter.

         This guaranty shall be governed by the laws of the State of New York applicable to agreements made and to be performed in the State of New York without giving effect to the conflict of law rules thereof.

         IN WITNESS WHEREOF, ARCMI has caused this guaranty to be executed by duly authorized corporate officers the day and year first above written.

                                     AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.



                                     By:______________________________________
                                          Name:
                                          Title:



ACCEPTED this 18th day of
October, 1999

LEHMAN BROTHERS INC.



By:_________________________________
         Name:
         Title:


                                 Exhibit 4.1

                       Pooling and Servicing Agreement





                                                                EXECUTION COPY


                        POOLING AND SERVICING AGREEMENT



                                  Relating to

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1

                                     Among

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION,
                                 as Depositor,

                   AMRESCO RESIDENTIAL MORTGAGE CORPORATION,
                                as Originator,

                  AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.,



                             FINANCE AMERICA, LLC,
                                   as Seller

                            OCWEN FEDERAL BANK FSB,
                                  as Servicer

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  as Trustee

                         Dated as of September 1, 1999

                               TABLE OF CONTENTS

                               Table of Contents
                                                                                                               Page

                                   ARTICLE I
                      DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.01. Definitions................................................................................4
         Section 1.02. Use of Words and Phrases..................................................................29
         Section 1.03. Captions; Table of Contents...............................................................29
         Section 1.04. Opinions..................................................................................29

                                  ARTICLE II
               ESTABLISHMENT AND ORGANIZATION OF THE TRUST FUND

         Section 2.01. Establishment of the Trust Fund...........................................................31
         Section 2.02. Office....................................................................................31
         Section 2.03. Purposes and Powers.......................................................................31
         Section 2.04. Appointment of the Trustee; Declaration of Trust Fund.....................................31
         Section 2.05. Ownership of the Trust Fund...............................................................31

                                  ARTICLE III
  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR, THE SERVICER, THE ORIGINATOR, ARCMI AND THE SELLER;
                          COVENANT OF ORIGINATOR AND THE SELLER TO CONVEY MORTGAGE LOANS

         Section 3.01. Representations and Warranties of the Depositor...........................................32
         Section 3.02. Representations and Warranties of the Servicer............................................34
         Section 3.03. Representations and Warranties of ARCMI...................................................36
         Section 3.04. Representations and Warranties of the Originator..........................................38
         Section 3.05. Representations and Warranties of the Seller..............................................41
         Section 3.06. Representations and Warranties Relating to the Mortgage Loans; Covenants of
         Originator to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations.............42
         Section 3.07. Conveyance of the Mortgage Loans and Qualified Replacement Mortgages......................52
         Section 3.08. Acceptance by Trustee; Certain Substitutions of Mortgage Loans; Certification by
         Trustee.................................................................................................56
         Section 3.09. Conveyance of the Subsequent Mortgage Loans...............................................57

                                  ARTICLE IV
                       ISSUANCE AND SALE OF CERTIFICATES

         Section 4.01. Issuance of Certificates..................................................................60
         Section 4.02. Sale of Certificates......................................................................60

                                   ARTICLE V
                    CERTIFICATES AND TRANSFER OF INTERESTS

         Section 5.01. Terms.....................................................................................61
         Section 5.02. Forms.....................................................................................61
         Section 5.03. Execution, Authentication and Delivery....................................................61
         Section 5.04. Registration and Transfer of Certificates.................................................62
         Section 5.05. Mutilated, Destroyed, Lost or Stolen Certificates.........................................64
         Section 5.06. Persons Deemed Owners.....................................................................65
         Section 5.07. Cancellation..............................................................................65
         Section 5.08. Limitation on Transfer of Ownership Rights................................................65
         Section 5.09. Assignment of Rights......................................................................69
         Section 5.10. Determination of LIBOR....................................................................69

                                  ARTICLE VI
                                   COVENANTS

         Section 6.01. Distributions.............................................................................71
         Section 6.02. Money for Distributions to be Held in Trust; Withholding..................................71
         Section 6.03. Protection of Trust Estate................................................................72
         Section 6.04. Performance of Obligations................................................................73
         Section 6.05. Negative Covenants........................................................................73
         Section 6.06. No Other Powers...........................................................................73
         Section 6.07. Limitation of Suits.......................................................................74
         Section 6.08. Unconditional Rights of Owners to Receive Distributions...................................74
         Section 6.09. Rights and Remedies Cumulative............................................................74
         Section 6.10. Delay or Omission Not Waiver..............................................................75
         Section 6.11. Control by Owners.........................................................................75
         Section 6.12. Access to Owners of Certificates' Names and Addresses.....................................75
         Section 6.13. Year 2000.................................................................................76

                                  ARTICLE VII
                     ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 7.01. Collection of Money.......................................................................77
         Section 7.02. Establishment of Accounts.................................................................77
         Section 7.03. Distributions from the Certificate Account................................................77
         Section 7.04. Allocation of Losses......................................................................80
         Section 7.05. REMIC 1, REMIC 2, REMIC 3 and REMIC 4 Allocations.........................................80
         Section 7.06. Basis Risk Reserve Fund...................................................................83
         Section 7.07. Pre-Funding Account.......................................................................84
         Section 7.08. Investment of Accounts....................................................................85
         Section 7.09. Eligible Investments......................................................................85
         Section 7.10. Reports by Trustee........................................................................88
         Section 7.11. Additional Reports by Trustee.............................................................90
         Section 7.12. Credit Reserve Fund.......................................................................91

                                 ARTICLE VIII
                SERVICING AND ADMINISTRATION OF MORTGAGE LOANS

         Section 8.01. Servicer and Subservicers.................................................................92
         Section 8.02. Collection of Certain Mortgage Loan Payments..............................................93
         Section 8.03. Subservicing Agreements...................................................................94
         Section 8.04. Successor Subservicer.....................................................................94
         Section 8.05. Liability of Servicer.....................................................................95
         Section 8.06. No Contractual Relationship Between Subservicer and the Trustee or the Owners.............95
         Section 8.07. Principal and Interest Account; Escrow Accounts...........................................96
         Section 8.08. Delinquency Advances and Servicing Advances...............................................98
         Section 8.09. Compensating Interest; Purchase of Mortgage Loans.........................................99
         Section 8.10. Maintenance of Insurance..................................................................99
         Section 8.11. Due-on-Sale Clauses; Assumption and Substitution Agreements..............................100
         Section 8.12. Realization Upon Defaulted Mortgage Loans................................................101
         Section 8.13. Trustee and Custodian to Cooperate; Release of Files.....................................103
         Section 8.14. Servicing Compensation...................................................................105
         Section 8.15. Annual Statement as to Compliance........................................................105
         Section 8.16. Annual Independent Certified Public Accountants' Reports.................................105
         Section 8.17. Access to Certain Documentation and Information Regarding the Mortgage Loans.............105
         Section 8.18. Assignment of Agreement..................................................................106
         Section 8.19. Events of Servicing Termination..........................................................106
         Section 8.20. Resignation of the Servicer and Appointment of Successor.................................107
         Section 8.21. Assumption or Termination of Subservicing Agreement By the Trustee.......................110
         Section 8.22. Inspections by Trustee, the Seller and Originator; Errors and Omissions Insurance........110
         Section 8.23. Merger, Conversion, Consolidation or Succession to Business of Servicer..................111
         Section 8.24. Notices of Material Events...............................................................111
         Section 8.25. Servicer's Monthly Servicing Report......................................................112
         Section 8.26. Indemnification by the Servicer..........................................................114
         Section 8.27. Servicing Standard.......................................................................114
         Section 8.28. No Solicitation..........................................................................114
         Section 8.29. Waiver of Past Events of Servicing Termination...........................................115

                                  ARTICLE IX
                           TERMINATION OF TRUST FUND

         Section 9.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or
         Liquidation of All Mortgage Loans......................................................................116
         Section 9.02. Procedure Upon Termination of Trust Fund.................................................116
         Section 9.03. Additional Trust Fund Termination Requirements...........................................117

                                   ARTICLE X
                                  THE TRUSTEE

         Section 10.01. Certain Duties and Responsibilities.....................................................119
         Section 10.02. Removal of Trustee for Cause............................................................120
         Section 10.03. Certain Rights of the Trustee...........................................................122
         Section 10.04. Not Responsible for Recitals or Issuance of Certificates................................123
         Section 10.05. May Hold Certificates...................................................................123
         Section 10.06. Money Held in Trust.....................................................................124
         Section 10.07. Compensation and Reimbursement..........................................................124
         Section 10.08. Corporate Trustee Required; Eligibility.................................................124
         Section 10.09. Resignation and Removal; Appointment of Successor.......................................125
         Section 10.10. Acceptance of Appointment by Successor Trustee..........................................126
         Section 10.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee..............126
         Section 10.12. Reporting; Withholding..................................................................127
         Section 10.13. Liability of the Trustee................................................................127
         Section 10.14. Appointment of Co-Trustee or Separate Trustee...........................................128
         Section 10.15. Appointment of Custodians...............................................................129
         Section 10.16. No Solicitation.........................................................................129
         Section 10.17. Periodic Filings with the Securities and Exchange Commission; Additional
         Information............................................................................................129

                                  ARTICLE XI
                                 MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions....................................................131
         Section 11.02. Form of Documents Delivered to the Trustee..............................................131
         Section 11.03. Acts of Owners..........................................................................132
         Section 11.04. Notices, etc............................................................................133
         Section 11.05. Notices and Reports to Owners; Waiver of Notices........................................133
         Section 11.06. Rules by Trustee........................................................................133
         Section 11.07. Successors and Assigns..................................................................133
         Section 11.08. Severability............................................................................134
         Section 11.09. Benefits of Agreement...................................................................134
         Section 11.10. Legal Holidays..........................................................................134
         Section 11.11. Governing Law; Submission to Jurisdiction...............................................134
         Section 11.12. Counterparts............................................................................135
         Section 11.13. Usury...................................................................................135
         Section 11.14. Amendment...............................................................................135
         Section 11.15. Paying Agent; Appointment and Acceptance of Duties......................................136
         Section 11.16. REMIC Status............................................................................137
         Section 11.17. Prohibited Transactions and Activities..................................................139
         Section 11.18. Indemnification with Respect to Certain Taxes and Loss of REMIC Status..................140
         Section 11.19. Attorneys' Fees.........................................................................140
         Section 11.20. Notices.................................................................................140



SCHEDULE I              SCHEDULE OF MORTGAGE LOANS
EXHIBIT A               FORM OF CLASS A CERTIFICATES
EXHIBIT B               FORM OF CLASS M1, M2 AND B CERTIFICATES
EXHIBIT C               FORM OF CLASS R CERTIFICATE
EXHIBIT D               FORM OF CLASS X CERTIFICATE
EXHIBIT E               FORM OF SUBSEQUENT TRANSFER AGREEMENT
EXHIBIT F               FORM OF CERTIFICATE RE: PREPAID MORTGAGE LOANS
EXHIBIT G               FORM OF CUSTODIAN'S RECEIPT
EXHIBIT H               FORM OF POOL CERTIFICATION
EXHIBIT I               FORM OF DELIVERY ORDER
EXHIBIT J               FORM OF SERVICER'S TRUST RECEIPT
EXHIBIT K               FORM OF CLASS R TRANSFER AFFIDAVIT AND AGREEMENT
EXHIBIT L               FORM OF CLASS R TRANSFEROR CERTIFICATE
EXHIBIT M               FORM OF ERISA AFFIDAVIT
EXHIBIT N               FORM OF LIQUIDATION REPORT
EXHIBIT O               FORM OF CUSTODIAL AGREEMENT
EXHIBIT P               FORM OF INVESTOR REPRESENTATION LETTER
EXHIBIT Q               FORM OF TRANSFEROR REPRESENTATION LETTER
EXHIBIT R               FORM OF RULE 144A INVESTMENT REPRESENTATIONS

         POOLING AND SERVICING AGREEMENT, relating to AMRESCO RESIDENTIAL SECURITIES CORPORATION MORTGAGE LOAN TRUST 1999-1, dated as of September 1, 1999, by and among AMRESCO RESIDENTIAL SECURITIES CORPORATION, a Delaware corporation, in its capacity as Depositor (the "Depositor"), AMRESCO RESIDENTIAL MORTGAGE CORPORATION, a Delaware corporation, in its capacity as Originator (the "Originator"), AMRESCO RESIDENTIAL CAPITAL MARKETS, INC. ("ARCMI"), FINANCE AMERICA, LLC, a Delaware limited liability company, in its capacity as Seller (the "Seller"), OCWEN FEDERAL BANK FSB, a federal savings bank, in its capacity as Servicer (the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as the Trustee (the "Trustee").

         WHEREAS, the Originator desires to sell to the Seller and the Seller desires to purchase from the Originator the Mortgage Loans;

         WHEREAS, the Seller desires to sell to the Depositor and the Depositor desires to purchase from the Seller the Mortgage Loans;

         WHEREAS, the Depositor wishes to establish the Trust Fund and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the assets held therein;

         WHEREAS, the Servicer has acquired the servicing rights with respect to the Mortgage Loans and agreed to service the Mortgage Loans which constitute the principal assets of the Trust Fund in accordance with the terms set forth in this Agreement;

         WHEREAS, all things necessary to make the Certificates, when executed by the Depositor and authenticated by the Trustee valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

     WHEREAS, Norwest Bank Minnesota, National Association, is willing to serve in the capacity of the Trustee hereunder;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Depositor, the Originator, ARCMI, the Seller, the Servicer and the Trustee hereby agree as follows:

                            PRELIMINARY STATEMENT:

         To provide for the distribution of the principal of and/or interest on the Certificates in accordance with their terms, all of the sums distributable under this Agreement with respect to the Certificates and the performance of the covenants contained in this Agreement, the Originator hereby bargains, sells, conveys, assigns, and transfers to the Seller and the Seller hereby bargains, sells, conveys, assigns and transfers to the Depositor and the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Owners of the Certificates, all of their respective right, title and interest in and to any and all benefits accruing to them from (a) the Mortgage Loans (other than any principal and interest payments due thereon on or prior to the Cut-Off Date or Subsequent Cut-Off Date, as applicable, and the rights to service the Mortgage Loans as provided under the Servicing Rights Purchase Agreement) listed in Schedule I to this Agreement (or Schedule I to any Subsequent Transfer Agreement) which the Originator is causing to be delivered to the Seller, the Seller is causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee (and all substitutions therefor as provided by Section 3.04, 3.06, 3.07 and 3.08), together with the related Mortgage Loan documents and the Originator's, the Seller's and the Depositor's interest in any Property which secured a Mortgage Loan, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in any Account (other than the Principal and Interest Account), exclusive of investment earnings thereon (except as otherwise provided herein), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Trustee and the Servicer); (c) such amounts as may be on deposit in the Basis Risk Reserve Fund from time to time; (d) such amounts as may be on deposit in the Credit Reserve Fund from time to time; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein ((a)-(e) above shall be collectively referred to herein as the "Trust Estate").

         The Trustee acknowledges such sale, accepts the assets of the Trust Fund hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the best of its ability.

         As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as including four separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1," "REMIC 2," "REMIC 3," and "REMIC 4," respectively, REMIC 4 also being referred to as the "Upper Tier REMIC"). The Class A1, Class M1, Class M-2, Class B, and Class X Certificates represent ownership of all of the "regular interests" in REMIC 4 (the Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Interests), and the Class R4 Interest represents the sole class of "residual interest" in REMIC 4 for purposes of the REMIC Provisions. Each of the Class R1, Class R2, and Class R3 Interests represents the sole class of "residual interest" in REMIC 1, REMIC 2, and REMIC 3, respectively, for purposes of the REMIC Provisions. There are also three classes of uncertificated REMIC 1 Regular Interests issued under this Agreement (the Class T1-1, Class T1-2 and Class T1-3 Interests), each of which will constitute regular interests in REMIC 1; four classes of uncertificated REMIC 2 Regular Interests (the Class T2-1, Class T2-2, Class T2-3, and Class T2-4 Interests), each of which will constitute regular interests in REMIC 2; and eight classes of uncertificated REMIC 3 Regular Interests (the Class T3-1, Class T3-2, Class T3-3, Class T3-4, Class T3-5, Class T3-6, Class T3-7, and Class T3-8 Interests), each of which will constitute regular interests in REMIC 3. REMIC 1 shall hold as assets the Trust Fund excluding the Basis Risk Reserve Fund, the Credit Reserve Fund and the Pre-Funding Account. The REMIC 1 Regular Interests shall be held as assets of REMIC 2, the REMIC 2 Regular Interests shall be held as assets of REMIC 3, and the REMIC 3 Regular Interests shall be held as assets of REMIC 4.

         The following table sets forth (or describes) the Class designation, Pass-Through Rate, Initial Class Principal Balance and minimum denomination for each Class of Certificates comprising the interests in the Trust created hereunder.

                                            Initial Certificate       Minimum
Class Designation     Pass-Through Rate      Principal Balance     Denomination
-----------------     -----------------     -------------------    ------------

    Class A                  (1)                  $176,863,000       $ 100,000
    Class M1                 (2)                    13,690,000         100,000
    Class M2                 (3)                     8,572,000         100,000
    Class B                  (4)                     9,615,000         100,000
    Class X                  (5)                    (5)                 (7)
    Class R                  (6)                    (6)                 (7)


---------------------------
(1) The Pass-Through Rate with respect to any Payment Date for the Class A Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.47% and (ii) the Available Funds Cap for such Payment Date; PROVIDED, that if the Owner of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 9.01(b) on the Payment Date on which it is first entitled to do so, then with respect to such Payment Date and each subsequent Payment Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A Certificates will be LIBOR plus 0.94%.

(2) The Pass-Through Rate with respect to any Payment Date for the Class M1 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.75% and (ii) the Available Funds Cap for such Payment Date; PROVIDED, that if the Owner of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 9.01(b) on the Payment Date on which it is first entitled to do so, then with respect to such Payment Date and each subsequent Payment Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M1 Certificates will be LIBOR plus 1.25%.

(3) The Pass-Through Rate with respect to any Payment Date for the Class M2 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 1.35% and (ii) the Available Funds Cap for such Payment Date; PROVIDED, that if the Owner of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 9.01(b) on the Payment Date on which it is first entitled to do so, then with respect to such Payment Date and each subsequent Payment Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M2 Certificates will be LIBOR plus 1.85%.

(4) The Pass-Through Rate with respect to any Payment Date for the Class B Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 3.50% and (ii) the Available Funds Cap for such Payment Date; PROVIDED, that if the Owner of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 9.01(b) on the Payment Date on which it is first entitled to do so, then with respect to such Payment Date and each subsequent Payment Date the per annum rate calculated pursuant to clause (i) above with respect to the Class B Certificates will be LIBOR plus 4.00%.

(5) The Initial Certificate Principal Balance for the Class X Certificate shall equal the initial Overcollateralization Amount as of the Startup Day and will be entitled to the Class X Distributable Amount.

(6) The Class R Certificate will be issued without a Certificate Principal Balance and will not bear interest.

(7) The Class X and Class R Certificates will each be issued initially as a single Certificate evidencing the entire Percentage Interest in such Class.

         As of the Cut-off Date, the Mortgage Loans had an aggregate Loan Balance of $208,964,820.85.

         In consideration of the mutual agreements herein contained, the Depositor, the Originator, the Seller, the Servicer and the Trustee hereby agree as follows:

                                   ARTICLE I

                      DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.01.  Definitions.

         For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         "Account": Any account established in accordance with Section 7.02 or
8.07 hereof.

         "Accrual Period": With respect to any Payment Date and any Certificate, the period commencing on the preceding Payment Date (or on the Startup Day in the case of the first Payment Date) and ending on the day immediately preceding the current Payment Date. All calculations of interest on any Certificate will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.

         "Adjustable Rate Loans": Any Mortgage Loan as to which the related Note provides for the adjustment of the Mortgage Rate.

         "Adjusted Overcollateralization Amount": With respect to any Payment Date, the amount, if any, by which (a) the Assumed Total Loan Balance for such Payment Date (reduced to give effect to any Realized Losses and Delinquency Advances of principal) exceeds (b) the aggregate of the balances of the Class T3-1, Class T3-2, Class T3-3 and Class T3-4 Interests as of such Payment Date (after giving effect to the distribution of principal on such Regular Interests on such Payment Date).

         "Adjusted Overcollateralization Release Amount": With respect to any Payment Date, the lesser of (x) the Principal Remittance Amount for such Payment Date and (y) the amount, if any, by which (i) the Adjusted Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for such date is applied on such date in reduction of the principal balances of the Class T3-1, Class T3-2, Class T3-3 and Class T3-4 Interests exceeds (ii) the Targeted Overcollateralization Amount for such date.

         "Adverse REMIC Event":  As defined in Section 11.16(f) hereof.

         "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, including the Exhibits and Schedules hereto.

         "Applied Realized Loss Amount": As of any Payment Date, the excess of
(x) the aggregate Certificate Principal Balance of all Classes of Offered Certificates on such Payment Date, after taking into account the distribution of the Principal Distribution Amount on such Payment Date but prior to the application of the Applied Realized Loss Amount, if any, on such Payment Date over (y) the Assumed Total Loan Balance as of the last day of the related Remittance Period.

         "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

         "ARCMI": AMRESCO Residential Capital Markets, Inc., a Delaware corporation.

         "Assumed Total Loan Balance": As of any date of determination will be equal to the sum of (1) the Total Loan Balance of the Mortgage Loans as of that date and (2) the amount, if any, on deposit in the Pre-Funding Account as of such date (other than investment earnings).

         "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon, such Person; with respect to the Depositor, the Originator, ARCMI, the Seller, the Servicer and initially including those individuals whose names appear on the lists of Authorized Officers delivered at the Closing; with respect to the Trustee, any Vice President, Assistant Vice President, Trust Officer or any Officer of the Trustee located at the Corporate Trust Office.

         "Available Funds Cap": With respect to any Payment Date, the per annum rate equal to the fraction, expressed as a percentage, the numerator of which is the product of (i) the Optimal Interest Remittance Amount for such date and (ii) twelve, and the denominator of which is the product of (a) the Total Loan Balance as of the immediately preceding Payment Date multiplied by
(b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding calendar month.

         "Balloon Loan": A Mortgage Loan with respect to which the principal balance by its original terms does not fully amortize at final maturity.

         "Balloon Payment": The final payment of principal due with respect to a Balloon Loan.

         "Basis Risk Reserve Fund": A fund created as part of the Trust Fund pursuant to Section 7.06 of this Agreement but which is not an asset of any of REMIC 1, REMIC 2, REMIC 3 or REMIC 4.

         "Basis Risk Shortfall": With respect to any Payment Date and any Class of Certificates other than the Class R and Class X Certificates, the amount by which the Pass-Through Rate applicable to such Certificate for such date, determined without regard to the Available Funds Cap for such date but subject to the Net Maximum Pass-Through Rate, exceeds such Available Funds Cap.

         "Business Day": Any day other than a Saturday, a Sunday, or other day on which banking institutions in the States of California, Minnesota, Florida or Maryland are required or authorized by law or executive order to be closed.

         "Certificate": Any Certificate of a Class identified in the Preliminary Statement hereto executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee in substantially the forms attached hereto as Exhibits A, B, C and D.

         "Certificate Account": The certificate account established in accordance with Section 7.02(a) hereof and maintained at the Corporate Trust Office; provided that the funds in such account shall not be commingled with other funds held by the Trustee.

         "Certificate Principal Balance": As to each Class of Certificates (other than the Class X and Class R Certificates), the Initial Certificate Principal Balance thereof, less the amount of all principal distributions previously made with respect to such Certificate and any Applied Realized Loss Amount previously allocated to such Certificate. The Class R Certificate has been issued without Certificate Principal Balance. The Class X Certificate will have a Certificate Principal Balance equal to the initial Overcollateralization Amount as of the Startup Day.

         "Class":  All Certificates having the same class designation.

         "Class B Principal Distribution Amount": With respect to any Payment Date, the amount, if any, by which (x) the sum of (i) the Class Principal Balance of the Class A Certificates, the Class M1 Certificates and the Class M2 Certificates, in each case after giving effect to distributions thereon on such Payment Date and (ii) the Class Principal Balance of the Class B Certificates immediately prior to such Payment Date exceeds (y) the lesser of
(A) the product of (i) 95.50% and (ii) the Assumed Total Loan Balance for such Payment Date and (B) the amount, if any, by which (i) the Assumed Total Loan Balance for such Payment Date exceeds (ii) the product of (a) 0.50% and (b) the sum of the Original Aggregate Loan Balance and the Original Pre-Funded Amount.

         "Class M1 Principal Distribution Amount": With respect to any Payment Date, the amount, if any, by which (x) the sum of (i) the Class Principal Balance of the Senior Certificates after giving effect to distributions thereon on such Payment Date and (ii) the Class Principal Balance of the Class M1 Certificates immediately prior to such Payment Date exceeds (y) the lesser of (A) the product of (i) 78.42% and (ii) the Assumed Total Loan Balance for such Payment Date and (B) the amount, if any, by which (i) the Assumed Total Loan Balance for such Payment Date exceeds (ii) the product of (a) 0.50% and
(b) the sum of the Original Aggregate Loan Balance and the Original Pre-Funded Amount.

         "Class M2 Principal Distribution Amount: With respect to any Payment Date, the amount, if any, by which (x) the sum of (i) the Class Principal Balance of the Senior Certificates and the Class Principal Balance of the Class M1 Certificates, in each case after giving effect to distributions thereon on such Payment Date and (ii) the Class Principal Balance of the Class M2 Certificates immediately prior to such Payment Date exceeds (y) the lesser of (A) the product of (i) 86.47% and (ii) the Assumed Total Loan Balance for such Payment Date and (B) the amount, if any, by which (i) the Assumed Total Loan Balance for such Payment Date exceeds (ii) the product of (a) 0.50% and
(b) the sum of the Original Aggregate Loan Balance and the Original Pre-Funded Amount.

         "Class Principal Balance": With respect to each Class of
Certificates, other than the Class R Certificate, the aggregate Certificate Principal Balance of such Class as of the date of determination.

         "Class R Certificate": The Class R Certificate executed by the Trustee, and authenticated and delivered by the Registrar, substantially in the form annexed hereto as Exhibit C and evidencing the ownership of the Class R1 Interest, Class R2 Interest, Class R3 Interest and Class R4 Interest.

         "Class R1 Interest":  The uncertificated residual interest in REMIC 1.

         "Class R2 Interest":  The uncertificated residual interest in REMIC 2.

         "Class R3 Interest":  The uncertificated residual interest in REMIC 3.

         "Class R4 Interest":  The uncertificated residual interest in REMIC 4.

         "Class T1-1 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to 98% of the sum of
(i) the Original Aggregate Loan Balance and (ii) the Original Pre-Funded Amount, bears interest at a per annum rate equal to the Available Funds Cap, and has such other terms as are described in Section 7.05.

         "Class T1-2 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to 1% of the sum of (i) the Original Aggregate Loan Balance and (ii) the Original Pre-Funded Amount, bears interest at a per annum rate equal to the Available Funds Cap, and has such other terms as are described in Section 7.05.

         "Class T1-3 Interest": A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to 1% of the sum of (i) the Original Aggregate Loan Balance and (ii) the Original Pre-Funded Amount, bears interest at a per annum rate equal to the Available Funds Cap, and has such other terms as are described in Section 7.05.

         "Class T2-1 Interest": A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 98% of the sum of
(i) the Original Aggregate Loan Balance and (ii) the Original Pre-Funded Amount, bears interest at a per annum rate equal to the Available Funds Cap, and has such other terms as are described in Section 7.05.

         "Class T2-2 Interest": A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 1% of the sum of (i) the Original Aggregate Loan Balance and (ii) the Original Pre-Funded Amount, bears interest at a per annum rate equal to the Class B Pass-Through Rate, and has such other terms as are described in Section 7.05.

         "Class T2-3 Interest": A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 1% of the sum of (i) the Original Aggregate Loan Balance and (ii) the Original Pre-Funded Amount, bears interest at a per annum rate equal to the Available Funds Cap, and has such other terms as are described in Section 7.05.

         "Class T2-4 Distributable Amount": With respect to any Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T2-4 Notional Balance, and (iii) the Class T2-4 Pass-Through Rate.

         "Class T2-4 Interest": A regular interest in REMIC 2 that is held as an asset of REMIC 3 that is entitled to the Class T2-4 Distributable Amount and has such other terms and conditions as are described in Section 7.05.

         "Class T2-4 Notional Balance": With respect to any Payment Date, an amount that corresponds to the actual balance of the Class T1-2 Interest.

         "Class T2-4 Pass-Through Rate": With respect to each Payment Date, a rate equal to the excess of the rate payable on the Class T1-2 Interest over the Class B Pass-Through Rate.

         "Class T3-1 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4, has an initial balance as of the Startup Day equal to the Class A Class Principal Balance, bears interest at the Class B Pass-Through Rate, and has such other terms as are described in Section 7.05.

         "Class T3-2 Interest". A regular interest in REMIC 3 that is held as an asset of REMIC 4, has an initial balance as of the Startup Day equal to the Class M1 Class Principal Balance, bears interest at the Class B Pass-Through Rate, and has such other terms as are described in Section 7.05.

         "Class T3-3 Interest". A regular interest in REMIC 3 that is held as an asset of REMIC 4, has an initial balance as of the Startup Day equal to the Class M2 Class Principal Balance, bears interest at the Class B Pass-Through Rate, and has such other terms as are described in Section 7.05.

         "Class T3-4 Interest". A regular interest in REMIC 3 that is held as an asset of REMIC 4, has an initial balance as of the Startup Day equal to the Class B Class Principal Balance, bears interest at the Class B Pass-Through Rate, and has such other terms as are described in Section 7.05.

         "Class T3-5 Interest". A regular interest in REMIC 3 that is held as an asset of REMIC 4, has an initial balance as of the Startup Day equal to the Class X Class Principal Balance, bears interest at the Class B Pass-Through Rate, and has such other terms as are described in Section 7.05.

         "Class T3-6 Distributable Amount": With respect to any Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-6 Notional Balance immediately prior to such Payment Date and (iii) the Class T3-6 Pass-Through Rate.

         "Class T3-6 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4, is entitled to the Class T3-6 Distributable Amount, and has such other terms as are described in Section 7.05.

         "Class T3-6 Notional Balance": A notional principal balance equal as of any date to the sum of the principal balances of the Class T2-1 and T2-3 Interests on such date.

         "Class T3-6 Pass-Through Rate": With respect to any Payment Date, a per annum rate equal to the excess of (i) the rate payable on the Class T2-1 and Class T2-3 Interests for such date over (ii) the product of (x) two and
(y) a fraction, the numerator of which is the sum of (a) the product of the Class B Pass-Through Rate and the principal balance of the Class T2-2 Interest immediately prior to such Payment Date and (b) the product of the Class B Pass-Through Rate subject to a cap equal to zero and the principal balance of the Class T2-3 Interest immediately prior to such Payment Date and the denominator of which is the sum of the principal balances of the related Class T2-2 and Class T2-3 Interests immediately prior to such Payment Date.

         "Class T3-7 Distributable Amount": With respect to any Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-7 Notional Balance immediately prior to such Payment Date and (iii) the Class T3-7 Pass-Through Rate.

         "Class T3-7 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4, is entitled to the Class T3-7 Distributable Amount, and such other terms as are described in Section 7.05.

         "Class T3-7 Notional Balance": A notional principal balance equal as of any date to the principal balance of the Class T2-2 Interest for such date.

         "Class T3-7 Pass-Through Rate": With respect to any Payment Date, a per annum rate equal to the excess of (i) the Class B Pass-Through Rate over
(ii) the product of (x) two and (y) a fraction, the numerator of which is the sum of (a) the product of the Class B Pass-Through Rate and the principal balance of the Class T2-2 Interest immediately prior to such Payment Date and
(b) the product of the Class B Pass-Through Rate subject to a cap equal to zero and the principal balance of the Class T2-3 Interest immediately prior to such Payment Date and the denominator of which is the sum of the principal balances of the related Class T2-2 and Class T2-3 Interests immediately prior to such Payment Date.

         "Class T3-8 Distributable Amount": With respect to any Payment Date, an amount equal to the Class T2-4 Distributable Amount for such date.

         "Class T3-8 Interest": A regular interest in REMIC 3 that is held as an asset of REMIC 4, is entitled to the Class T3-8 Distributable Amount, and has such other terms as are described in Section 7.05.

         "Class T4-1 Interest": A regular interest in REMIC 4 that has an initial balance as of the Startup Day equal to the Class A Class Principal Balance, bears interest at the Class A Pass-Through Rate, and the ownership of which is evidenced by the Class A Certificates.

         "Class T4-2 Interest": A regular interest in REMIC 4 that has an initial balance as of the Startup Day equal to the Class M1 Class Principal Balance, bears interest at the Class M1 Pass-Through Rate, and the ownership of which is evidenced by the Class M1 Certificates.

         "Class T4-3 Interest": A regular interest in REMIC 4 that has an initial balance as of the Startup Day equal to the Class M2 Class Principal Balance, bears interest at the Class M2 Pass-Through Rate, and the ownership of which is evidenced by the Class M2 Certificates.

         "Class T4-4 Interest": A regular interest in REMIC 4 that has an initial balance as of the Startup Day equal to the Class B Class Principal Balance, bears interest at the Class B Pass-Through Rate, and the ownership of which is evidenced by the Class B Certificates.

         "Class T4-5 Interest": A regular interest in REMIC 4 that has an initial balance as of the Startup Day equal to the Class X Class Principal Balance, bears interest at the Class B Pass-Through Rate, and the ownership of which is evidenced by the Class X Certificates.

         "Class T4-6 Distributable Amount": With respect to any Payment Date, an amount equal to the Class T3-6 Distributable Amount for such date.

         "Class T4-6 Interest": A regular interest in REMIC 4 that is entitled to the Class T4-6 Distributable Amount, and the ownership of which is evidenced by the Class X Certificate.

         "Class T4-7 Distributable Amount": With respect to any Payment Date, an amount equal to the Class T3-7 Distributable Amount for such date.

         "Class T4-7 Interest": A regular interest in REMIC 4 that is entitled to the Class T4-7 Distributable Amount, and the ownership of which is evidenced by the Class X Certificate.

         "Class T4-8 Distributable Amount": With respect to any Payment Date, an amount equal to the Class T3-8 Distributable Amount for such date.

         "Class T4-8 Interest": A regular interest in REMIC 4 that is entitled to the Class T4-8 Distributable Amount, and the ownership of which is evidenced by the Class X Certificate.

         "Class T4-9 Distributable Amount": With respect to any Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T4-9 Notional Balance, and (iii) the Class T4-9 Pass-Through Rate.

         "Class T4-9 Interest": A regular interest in REMIC 4 that is entitled to the Class T4-9 Distributable Amount and the ownership of which is evidenced by the Class X Certificate.

         "Class T4-9 Notional Balance": With respect to any Payment Date, an amount that corresponds to the actual balance of the Class T3-1 Interest.

         "Class T4-9 Pass-Through Rate": With respect to each Payment Date, a rate equal to the excess of the rate payable on the Class T3-1 Interest over the Class A Pass-Through Rate.

         "Class T4-10 Distributable Amount": With respect to any Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T4-10 Notional Balance, and (iii) the Class T4-10 Pass-Through Rate.

         "Class T4-10 Interest": A regular interest in REMIC 4 that is entitled to the Class T4-10 Distributable Amount and the ownership of which is evidenced by the Class X Certificate.

         "Class T4-10 Notional Balance": With respect to any Payment Date, an amount that corresponds to the actual balance of the Class T3-2 Interest.

         "Class T4-10 Pass-Through Rate": With respect to each Payment Date, a rate equal to the excess of the rate payable on the Class T3-2 Interest over the Class M1 Pass-Through Rate.

         "Class T4-11 Distributable Amount": With respect to any Payment Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T4-11 Notional Balance, and (iii) the Class T4-11 Pass-Through Rate.

         "Class T4-11 Interest": A regular interest in REMIC 4 that is entitled to the Class T4-11 Distributable Amount and the ownership of which is evidenced by the Class X Certificate.

         "Class T4-11 Notional Balance": With respect to any Payment Date, an amount that corresponds to the actual balance of the Class T3-3 Interest.

         "Class T4-11 Pass-Through Rate": With respect to each Payment Date, a rate equal to the excess of the rate payable on the Class T3-3 Interest over the Class M2 Pass-Through Rate.

         "Class X Distributable Amount": With respect to any Payment Date, the aggregate of the Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Distributable Amounts together with all amounts of principal and interest distributable for such date with respect to the Class T4-5 Interest as provided in Section 7.05. Moreover, with respect to any Payment Date, the Class X Distributable Amount shall include prepayment premiums included in the Monthly Excess Cashflow Amount.

         "Closing":  As defined in Section 4.02 hereof.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Collection Period": The period beginning on the first day of the calendar month immediately preceding the month in which a Monthly Remittance Date occurs and ending on the last day of such immediately preceding calendar month; provided that in the case of the first Monthly Remittance Date, the Collection Period is the period from September 2, 1999 to September 30, 1999.

         "Combined Loan-to-Value Ratio": With respect to any Mortgage Loan is the ratio, expressed as a percentage, of (a) the sum of the Loan Balance of such Mortgage Loan and any outstanding loan balances of mortgage loans secured by the related Property senior to such Mortgage Loan, each determined at the time of origination, to (b) the lesser of the appraised value of the related Property and the purchase price of such Property, each determined at the time of origination.

         "Compensating Interest":   As defined in Section 8.09(a) hereof.

         "Corresponding Class": With respect to REMIC 3 Regular Interests and REMIC 4 Regular Interests, the Classes of Offered Certificates that correspond to such interests in accordance with the table set out below:

           REMIC 3 Class              REMIC 4 Class          Certificate Class
           -------------              -------------          -----------------
                T3-1                      T4-1                       A
                T3-2                      T4-2                       M1
                T3-3                      T4-3                       M2
                T3-4                      T4-4                       B

         "Corporate Trust Office": The principal corporate trust office of the Trustee at Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-1026, Attn.: AMRESCO 1999-1 or any other address that the Trustee advises the parties hereto is its principal corporate trust office.

         "Cram Down Loss": With respect to a Mortgage Loan, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Loan Balance or the Mortgage Rate of such Mortgage Loan, the amount of such reduction. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

         "Credit Reserve Fund": A fund created as part of the Trust Fund pursuant to Section 7.12 of this Agreement but which is not an asset of any of REMIC 1, REMIC 2, REMIC 3 or REMIC 4.

         "Credit Reserve Fund Deposit Amount": The amount of any Monthly Excess Cashflow Amount remaining after distributions have been made pursuant to Section 7.03(d)(i) through (d)(xii) on any Payment Date prior to the Payment Date occurring in April 2000, which amount shall be deposited into the Credit Reserve Fund pursuant to Section 7.03(d)(xiii).

         "Current Interest": With respect to each Class of Offered Certificates and any Payment Date, the amount of interest accrued during the related Accrual Period at the applicable Pass-Through Rate.

         "Custodial Agreement": The Custodial Agreement dated as of September 1, 1999 among the Custodian, the Trustee, the Depositor, the Originator, ARCMI, the Seller and the Servicer.

         "Custodian": Bankers Trust Company of California, N.A., or any successor thereto.

         "Cut-Off Date":  As of the close of business on September 1, 1999.

         "DCR":  Duff & Phelps Credit Rating Co., or its successors in interest.

         "Definitive Certificate": A Certificate of any Class issued in definitive, fully registered, certificated form.

         "Delinquency Advance":   As defined in Section 8.08(a) hereof.

         "Delinquency Rate": With respect to any Collection Period, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days Delinquent, all Mortgage Loans in foreclosure and all Mortgage Loans relating to REO Properties as of the close of business on the last day of such Collection Period, and the denominator of which is the Total Loan Balance for the related Payment Date.

         "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the corresponding day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

         "Delivery Order": The delivery order in the form set forth as Exhibit I hereto and delivered by the Depositor to the Trustee on the Startup Day pursuant to Section 4.01 hereof.

         "Depositor": AMRESCO Residential Securities Corporation, a Delaware corporation, or any successor thereto.

         "Depository": The Depository Trust Company, 55 Water Street, New York, New York 10004, and any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Depository Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         "Depository Certificates: " The Class A, Class M1, Class M2 and Class B Certificates.

         "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Depository Certificates from time to time as a securities depository.

         "Disqualified Non-United States Person": A transferee of a Class R Certificate other than a person that (i) is not a Non-United States Person or
(ii) is a Non-United States Person that holds a Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-United States Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes.

         "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code.

         "Due Date": The day of the month on which each Scheduled Payment is due on a Mortgage Loan, exclusive of any grace period.

         "Eligible Account": Either (A) a segregated account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated A (or the equivalent) or better by each Rating Agency and in the highest short term rating category by each Rating Agency, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws (including the Trustee), (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by each Rating Agency or (B) a segregated trust account or accounts maintained in the trust department of a federal or state chartered depository institution, acting in its fiduciary capacity.

         "Eligible Investments": Those investments so designated pursuant to
Section 7.09 hereof.

         "ERISA-Restricted Certificate": Any Class M1, Class M2, Class B, Class R or Class X Certificate.

         "Escrow Payment": The amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         "Extra Principal Distribution Amount": With respect to any Payment Date, the lesser of (a) the sum of (i) Monthly Excess Interest Amount, if any, for such date and (ii) amounts in the Credit Reserve Fund, if any, for such date and (b) the Overcollateralization Deficiency, if any, for such date.

         "Fannie Mae": Fannie Mae, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

         "FDIC": The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

         "File": The documents delivered to the Custodian, on behalf of the Trustee, pursuant to Section 3.07(b) hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the File pursuant to this Agreement.

         "Final Scheduled Payment Date": With respect to the Class A Certificates, June 25, 2029; with respect to the Class M1 Certificates, November 25, 2029; with respect to the Class M2 Certificates, November 25, 2029; and with respect to the Class B Certificates, November 25, 2029.

         "First Mortgage": Mortgage Loans secured by a valid Mortgage which represents a first lien.

         "Fixed Rate Loan": Any Mortgage Loan as to which the related Note provides for a fixed Mortgage Rate.

         "Freddie Mac": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

         "Funding Period": The period commencing on the Startup Day and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000 and (ii) December 10, 1999.

         "Highest Lawful Rate":  As defined in Section 11.13.

         "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Depository Certificate.

         "Initial Certificate Principal Balance": As set forth in the Preliminary Statement.

         "Initial LIBOR Rate":  5.40625%.

         "Initial Mortgage Loans": The Mortgage Loans to be conveyed to the Trust Fund by the Depositor on the Startup Day.

         "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan, provided that any amount remitted under Section 8.10 hereof shall be considered a payment under an Insurance Policy.

         "Interest Carryforward Amount": With respect to any Payment Date and each Class of Certificates, the sum of (i) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Payment Date and (B) any unpaid Interest Carryforward Amount for such Class from previous Payment Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Payment Date, and (ii) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

         "Interest Rate Adjustment Date": With respect to an adjustable rate Mortgage Loan, the date on which the Mortgage Rate is adjusted with respect to such Mortgage Loan. The first Interest Rate Adjustment Date for each adjustable rate Mortgage Loan is the date set forth on the Schedule of Mortgage Loans.

         "Interest Remittance Amount": As of any Monthly Remittance Date, the sum of (i) all interest collected (other than Prepaid Installments) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Remittance Period (less the Servicing Fee and unreimbursed Delinquency Advances and Servicing Advances due to the Servicer under this Agreement, to the extent allocable to interest), (ii) all Compensating Interest paid by the Servicer with respect to the related Monthly Remittance Date, (iii) any amounts collected as prepayment penalties on the Mortgage Loans during the related Remittance Period, (iv) the portion of the Loan Purchase Price paid for any Mortgage Loan repurchased from the Trust Fund during the related Remittance Period and any Substitution Amount paid during the related Remittance Period allocable to interest, and (v) all Net Liquidation Proceeds and any other recoveries (net of unpaid Servicing Fees), to the extent allocable to interest. The amount so determined is then reduced by any amounts reimbursable to the Trustee pursuant to Sections 8.20, 10.07 and 11.16 and the Servicer pursuant to Section 8.05.

         "Latest Possible Maturity Date": The Payment Date occurring in November 2030.

         "LIBOR": With respect to the first Accrual Period, the Initial LIBOR Rate. With respect to each subsequent Accrual Period, the per annum rate determined pursuant to Section 5.10 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

         "LIBOR Determination Date": The second London Business Day preceding the commencement of each Accrual Period other than the first Accrual Period.

         "Liquidated Loan":  As defined in Section 8.12(b) hereof.

         "Liquidation Expenses": Expenses, not to exceed Liquidation Proceeds, which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Section 8.08(b) with respect to the related Mortgage Loan.
         "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by a Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

         "Loan Balance": With respect to each Mortgage Loan and as of any date of determination, the outstanding principal balance thereof on the Cut-Off Date with respect to the Initial Mortgage Loans or relevant Subsequent Cut-Off Date with respect to the Subsequent Mortgage Loans, less the sum of (i) the principal portion of all Scheduled Payments due on or before the due date in the Remittance Period immediately preceding the date of determination, whether or not received, (ii) all amounts of Prepayments allocable to principal received on or before the last day of the Remittance Period immediately preceding the date of determination and (iii) any Cram Down Losses relating to such Mortgage Loan; provided, however, that the Loan Balance for any Mortgage Loan that has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.

         "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Monthly Remittance Date pursuant to Section 3.04, 3.06, 3.07, 3.08(b), 8.09(b) or 8.12(a) hereof, an amount equal to the sum of (i) the Loan Balance of such Mortgage Loan as of the date of purchase (assuming that the related Delinquency Advance has already been remitted), plus one month's interest on the Loan Balance thereof as of the beginning of the related Remittance Period computed at the then applicable Mortgage Rate and
(ii) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan.

         "Loan-to-Value Ratio": As of any particular date, the percentage obtained by dividing the Appraised Value into the original principal balance of the Note.

         "London Business Day": Any day on which commercial banks and foreign exchange markets settle payments in London and New York City.

         "Manufactured Home (Mobile Home)": A residential structure built on a steel undercarriage with necessary wheel assembly to be transported to a permanent or semi-permanent site (1) that is permanently affixed to a concrete foundation that assumes the characteristics commonly used for site-built housing in the area, (2) that has the wheels, axles and trailer hitches removed, (3) that is on a foundation with footings anchored in concrete and located below the frost line of the property or is permanently affixed to a concrete slab, (4) is built after June 15, 1976 and conforms to National Manufactured Home Construction and Safety Standards, (5) is at least a double-wide structure, (6) is legally classified and taxed as real property, and (7) has a title policy issued and is insured as a single family residence with all title insurance endorsements (including the merging and elimination of any vehicle or UCC licensing or title) and indemnities against any loss of the Manufactured Home determined not to be part of the real property.

         "Mezzanine Certificates": Collectively, the Class M1 Certificates and the Class M2 Certificates.

         "Monthly Excess Cashflow Amount": For any Payment Date, the sum of
(x) the Monthly Excess Interest Amount for such Payment Date and (y) the Overcollateralization Release Amount for such Payment Date.

         "Monthly Excess Interest Amount": With respect to any Payment Date, the amount of any Interest Remittance Amount remaining after application pursuant to clauses (i) through (v) of Section 7.03(b) on such date.

         "Monthly Remittance Date": With respect to the Payment Date in October 1999, October 20, 1999 and with respect to the Payment Date in November 1999, November 22, 1999. On each Payment Date thereafter, the 18th day of each month or if such day is not a Business Day, the immediately succeeding Business Day.

         "Mortgage": The mortgage, deed of trust or other instrument creating a lien on an estate in fee simple interest in real property securing a Note.

         "Mortgage Loans": Such of the mortgage loans (including Initial Mortgage Loans and the Subsequent Mortgage Loans) transferred and assigned to the Trust Fund pursuant to Section 3.07(a) and 3.09(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust Fund. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust Fund by the Depositor, in fact was not transferred and assigned to the Trust Fund for any reason whatsoever, including, without limitation, the incorrectness of the statement in Section 3.06(a)(i) with respect to such mortgage loan, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

         "Mortgage Rate": The rate of interest borne by each Note from time to time.

         "Mortgagor":   The obligor on a Note.

         "Net Excess Spread": With respect to any Payment Date, the fraction, expressed as a percentage, the numerator of which is equal to the product of
(i) the amount, if any, by which (a) the Optimal Interest Remittance Amount for such Payment Date exceeds (b) the Current Interest payable with respect to the Certificates for such date and (ii) twelve, and the denominator of which is the Total Loan Balance for such date.

         "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses, unreimbursed Delinquency Advances, unreimbursed Servicing Advances and accrued Servicing Fees relating to such Mortgage Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

         "Net Maximum Pass-Through Rate": With respect to any Class of Offered Certificates and any Payment Date, the per annum rate equal to (a) the weighted average (by Principal Balance) of the maximum interest rates applicable to the Adjustable Rate Mortgage Loans under the applicable Mortgage Notes and the Mortgage Rates applicable to the Fixed Rate Mortgage Loans, MINUS (b) the Total Expense Rate.

         "Net Mortgage Rate": With respect to each Mortgage Loan at any time of determination, a rate equal to the Mortgage Rate on such Mortgage Loan MINUS the Total Expense Rate.

         "90+ Day Delinquent Loan": With respect to any date of determination thereof, all REO Properties and each Mortgage Loan, with respect to which any portion of a Scheduled Payment is, as of the last day of the related Collection Period, 90 days or more Delinquent (including any Mortgage Loans which have gone into foreclosure or have been discharged by reason of bankruptcy).

         "Non-United States Person": Any Person other than a United States
Person.

         "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Offered Certificates": Collectively, the Class A Certificates, the Mezzanine Certificates and the Class B Certificates.

         "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

         "Operative Documents": Collectively, this Agreement, the Custodial Agreement and the Certificates.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel to the Depositor, the Originator, ARCMI, the Seller, the Servicer or the Trustee, which counsel shall be reasonably acceptable to the Trustee. Any Opinion of Counsel that relates to tax matters must be an opinion of independent outside counsel.

         "Optimal Interest Remittance Amount": With respect to each Payment Date, the product of (1)(x) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Remittance Period, DIVIDED BY (y) twelve, and (2) the Total Loan Balance for the immediately preceding Payment Date.

         "Original Aggregate Loan Balance": The aggregate Loan Balance of all Initial Mortgage Loans as of the Cut-Off Date, i.e., $208,964,820.85 (consisting of $131,170,976.21 relating to Adjustable Rate Loans and $77,793,844.64 relating to Fixed Rate Loans).

         "Original Pre-Funded Amount": The amount deposited in the Pre-Funding Account on the Startup Day from the proceeds of the sale of the Certificates, which amount is $4,035,179.

         "Originator": AMRESCO Residential Mortgage Corporation, a Delaware corporation.

         "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

                   (i) Certificates theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

                  (ii) Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Owners of such Certificates;

                  (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

                  (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.05 hereof; and

                  (v) Certificates as to which the Trustee has made the final distribution thereon, whether or not such Certificate is ever returned to the Trustee.

         "Overcollateralization Amount": As of any Payment Date, the amount, if any, by which (x) the Assumed Total Loan Balance for such Payment Date exceeds (y) the aggregate Certificate Principal Balance of all of the Offered Certificates (after giving effect to all distributions of principal on the Certificates for such Payment Date).

         "Overcollateralization Deficiency": As of any Payment Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Payment Date exceeds (y) the Overcollateralization Amount for such Payment Date, calculated for this purpose after taking into account the reduction on such Payment Date of the aggregate Certificate Principal Balance resulting from the distribution of the Principal Remittance Amount (but not the Extra Principal Distribution Amount) on such Payment Date, but prior to taking into account any Applied Realized Loss Amount on such Payment Date.

         "Overcollateralization Release Amount": As of any Payment Date, will be equal to the amount, if any, by which (i) the Overcollateralization Amount for such Payment Date exceeds (ii) the Targeted Overcollateralization Amount for such Payment Date.

         "Owner": The Person in whose name a Certificate is registered in the Register, to the extent described in Section 5.06 hereof; provided that solely for the purposes of determining the exercise of any voting rights hereunder, if any Offered Certificates are beneficially owned by the Originator or any affiliate thereof, the Originator or such affiliate shall not be considered an Owner.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Owner thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": As set forth in the Preliminary Statement.

         "Paying Agent": Initially, the Trustee, and thereafter, the Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 11.15 hereof and is authorized by the Trustee and the Depositor to make payments on the Certificates on behalf of the Trustee.

         "Payment Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be October 27, 1999 for the first Payment Date and, thereafter, the 25th day of each month or if such day is not a Business Day, the next Business Day thereafter.

         "Percentage Interest": With respect to an Offered Certificate, a fraction, expressed as a decimal, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance represented by all the Certificates of the same Class. With respect to a Class X Certificate or a Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the related Class.

         "Permitted Exceptions": The following: (a) the lien of current real property taxes and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan; (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Property; and (d) a valid and current first lien for Second Mortgages.

         "Permitted Transferee": Any transferee of a Class R Certificate other than a Disqualified Non-United States Person or Disqualified Organization.

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Pre-Funded Amount": As of any date of determination thereof, the amount remaining on deposit in the Pre-Funding Account.

         "Pre-Funding Account": The Pre-Funding Account established in accordance with Section 7.02(b) hereof and maintained by the Trustee.

         "Pre-Funding Account Earnings": The actual investment earnings earned during the period from the Startup Day through the earlier to occur of (i) December 27, 1999 and (ii) the Payment Date immediately following the date upon which amounts in the Pre-Funding Account have been reduced to less than $100,000, on the portion of the Pre-Funded Amount remaining during such period as calculated by the Trustee pursuant to Section 7.07(d) hereof.

         "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received by the Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

         "Prepayment": Any payment of principal of a Mortgage Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment). Substitution Amounts, the portion of the purchase price of any Mortgage Loan purchased from the Trust Fund pursuant to Section 3.04, 3.06, 3.07, 3.08(b) or 8.09(b) hereof representing principal and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Mortgage Loan shall be deemed to be Prepayments for all purposes of this Agreement.

         "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

         "Prime Rate": The prime rate of major United States banks as listed in The Wall Street Journal on the first Business Day of the month.

         "Principal Distribution Amount": As of any Payment Date, the sum of
(i) the Principal Remittance Amount for such Payment Date MINUS the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any, for such Payment Date.

         "Principal and Interest Account": The principal and interest account established by the Servicer pursuant to Section 8.07(a) hereof.

         "Principal Remittance Amount": As of any Monthly Remittance Date, the sum, without duplication, of (i) the principal collected (other than Prepaid Installments) or advanced by the Servicer with respect to Mortgage Loans during the related Remittance Period (less unreimbursed Delinquency Advances and Servicing Advances due to the Servicer under this Agreement, to the extent allocable to principal), (ii) all Prepayments collected during the related Remittance Period, (iii) the Loan Balance of each Mortgage Loan that was purchased from the Trust Fund on or prior to such Monthly Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts relating to principal in connection with a substitution of a Mortgage Loan to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on or prior to such Monthly Remittance Date, (v) any amounts required to be transferred from the Pre-Funding Account to the Certificate Account pursuant to Section 7.07(c) hereof and (vi) all Net Liquidation Proceeds actually collected by the Servicer during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal). The amount so determined is then reduced by any amounts reimbursable to the Trustee pursuant to Sections 8.20, 10.07 and 11.16 and the Servicer pursuant to Section 8.05 (to the extent the Interest Remittance Amount was insufficient to cover such amounts).

         "Prohibited Transaction": The meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

         "Property":  The underlying property securing a Mortgage Loan.

         "Prospectus": The Prospectus dated October 18, 1999 constituting part of the Registration Statement.

         "Prospectus Supplement": The AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Prospectus Supplement dated October 18, 1999 to the Prospectus.

         "Qualified Liquidation": The meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust.

         "Qualified Mortgage": The meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust Fund.

         "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 3.04, 3.06, 3.07 or 3.08(b) hereof, which (i) has a Mortgage Rate not less than and not more than 1% greater than the Mortgage Rate of the Mortgage Loan being replaced, (ii) is of the same property type (i.e., single family, condominium, PUD unit, etc.) or is a single family dwelling and the same occupancy status as the replaced Mortgage Loan or is a primary residence, (iii) shall mature no later than November 1, 2029, (iv) has a Loan-to-Value Ratio as of the Subsequent Cut-Off Date no higher than the Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (v) shall be of the same or higher credit quality classification as the Mortgage Loan which such Qualified Replacement Mortgage replaces, (vi) has a Loan Balance as of the related Subsequent Cut-Off Date not greater than and not substantially less than the Loan Balance of the replaced Mortgage Loan as of such Subsequent Cut-Off Date, (vii) shall have a remaining term to stated maturity not greater than (and not more than six months less than) that of the Mortgage Loan being replaced, (viii) shall not provide for a Balloon Payment if the related Mortgage Loan did not provide for a Balloon Payment (and if such related Mortgage Loan provided for a Balloon Payment, such Qualified Replacement Mortgage shall have an original maturity of not less than the original maturity of such related Mortgage Loan), (ix) shall be a fixed rate Mortgage Loan if the Mortgage Loan being replaced is a fixed rate Mortgage Loan or an adjustable rate Mortgage Loan if the Mortgage Loan being replaced is an adjustable rate Mortgage Loan, (x) if such Mortgage Loan being replaced is an adjustable rate Mortgage Loan, (a) has the index of the replaced Mortgage Loan, (b) has the same amount of time between rate adjustment dates as the replaced Mortgage Loan and (c) has a margin no less than the replaced Mortgage Loan and (xi) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust Fund. In the event that one or more home equity loans are proposed to be substituted for one or more Mortgage Loans, the foregoing tests may be met on a weighted average (or similar) basis, except that the requirements of clause (xi) hereof must be satisfied as to each Qualified Replacement Mortgage.

         "Rating Agencies": Collectively, Standard and Poor's and DCR or any successors thereto.

         "Realized Loss": As to any Liquidated Loan, the amount, if any, by which (x) the Loan Balance thereof plus any accrued and unpaid interest thereon as of the date of liquidation exceeds (y) Net Liquidation Proceeds realized thereon applied in reduction of such Loan Balance and accrued and unpaid interest. As to any Mortgage Loan as to which there has been a Cram Down Loss, the amount of such Cram Down Loss.

         "Realized Loss Amortization Amount": With respect to any Payment Date and each Certificate, the amount, if any, by which (x) the aggregate of Applied Realized Loss Amounts previously applied in reduction of the Certificate Principal Balance thereof exceeds (y) the total of any amounts previously reimbursed in respect of Applied Realized Loss Amounts.

         "Record Date": With respect to the Certificates and each Payment Date, the day immediately preceding such Payment Date.

         "Reference Banks": As defined in Section 5.10.

         "Register": The register maintained by the Registrar in accordance with Section 5.04 hereof, in which the names of the Owners are set forth.

         "Registrar": The Trustee, acting in its capacity as Registrar appointed pursuant to Section 5.04 hereof, or any duly appointed and eligible successor thereto.

         "Registration Statement": The Registration Statement filed by the Depositor with the Securities and Exchange Commission (Registration Number 333-30759), including all amendments thereto and including the Prospectus Supplement relating to the Offered Certificates constituting a part thereof.

         "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

         "REMIC": Each pool of assets in the Trust designated as a REMIC pursuant to Section 11.16(a) hereof.

         "REMIC 1 Regular Interest": Any of the Class T1-1, Class T1-2 and Class T1-3 Interests.

         "REMIC 2 Regular Interest": Any of the Class T2-1, Class T2-2, Class T2-3, and Class T2-4 Interests.

         "REMIC 3 Regular Interest": Any of the Class T3-1, Class T3-2, Class T3-3, Class T3-4, Class T3-5, Class T3-6, Class T3-7, and Class T3-8 Interests.

         "REMIC 4 Regular Interest": Any of the Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, Class T4-7, Class T49, Class T4-10, and Class T4-11 Interests.

         "REMIC Opinion":  As defined in Section 3.04 hereof.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and revenue rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "Remittance Period": The period from and including the second day of the calendar month preceding the month in which a Monthly Remittance Date occurs to and including the first day of the calendar month in which a Monthly Remittance Date occurs.

         "REO Property": A Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Depository Certificates registered in the Register under the nominee name of the Depository.

         "Required Reserve Fund Deposit": With respect to any Payment Date on which the Net Excess Spread is less than 0.25%, the amount, if any, by which
(a) the product of 1.00% and the Total Loan Balance for such date exceeds (b) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date. With respect to any Payment Date on which the Net Excess Spread is equal to or greater than 0.25%, the amount, if any, by which (i) $1,000 exceeds (ii) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date.

         "Restricted Certificate":  Any Class R or Class X Certificate.

         "Schedule of Mortgage Loans": The schedule of Mortgage Loans, listing each Initial Mortgage Loan to be conveyed on the Startup Day or each Subsequent Mortgage Loan to be conveyed on each Subsequent Transfer Date. Such Schedule of Mortgage Loans shall identify each Mortgage Loan by: (i) the loan number and name of the Mortgagor; (ii) the street address, city, state and zip code of the Property; (iii) (A) the original term to maturity and (B) if such Mortgage Loan is a Balloon Loan, the amortization term thereof; (iv) the original Loan Balance and the original Mortgage Rate; (v) the first payment date; (vi) whether the Mortgage Loan is a Balloon Mortgage Loan or a Mortgage Loan the terms of which do not provide for a Balloon Payment; (vii) the type of Property; (viii) the Scheduled Payment in effect as of the Cut-Off Date or Subsequent Cut-Off Date, as applicable; (ix) the Loan Balance as of the Cut-Off Date or Subsequent Cut-Off Date, as applicable; (x) the Mortgage Rate as of the Cut-Off Date or Subsequent Cut-Off Date, as applicable; (xi) the occupancy status; (xii) the purpose of the Mortgage Loan; (xiii) the collateral value of the Property; (xiv) the paid-through date of the Mortgage Loan; (xv) the Net Mortgage Rate for such Mortgage Loan; and (xvi) the documentation type.

         "Scheduled Payment": As of any date of calculation, with respect to a Mortgage Loan, the then stated scheduled monthly installment of principal and interest payable as it may have been reduced thereunder which, if timely paid, would result in the full amortization of principal over the term thereof (or, in the case of a "balloon" Note, the term to the nominal maturity date for amortization purposes, without regard to the actual maturity date).

         "Second Mortgage": Mortgage Loans secured by a valid mortgage which represents a second lien.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Senior Certificates":  The Class A Certificates.

         "Senior Enhancement Percentage": With respect to any Payment Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class B Certificates and the Overcollateralization Amount (which amount, for purposes of this definition, shall not be less than zero), in each case calculated after giving effect to distributions on such Payment Date, and the denominator of which is the Assumed Total Loan Balance for such Payment Date.

         "Senior Principal Distribution Amount": With respect to any Payment Date, the amount, if any, by which (x) the Class Principal Balance of the Class A Certificates immediately prior to such Payment Date exceeds (y) the lesser of (A) the product of (i) 65.57%, and (ii) the Assumed Total Loan Balance for such Payment Date and (B) the amount, if any, by which (i) the Assumed Total Loan Balance for such Payment Date exceeds (ii) the product of
(a) 0.50% and (b) the Original Aggregate Loan Balance on the Original Pre-Funded Amount.

         "Servicer": Ocwen Federal Bank FSB, a federal savings bank, and its successors and assigns.

         "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

         "Servicer Termination Event":  As defined in Section 8.19(a) hereof.

         "Servicer's Monthly Servicing Report": Any report provided by the Servicer pursuant to Section 8.25(a) hereof.

         "Servicer's Trust Receipt": The Servicer's Trust Receipt, in the form set out as Exhibit J hereto.

         "Servicing Advance": As defined in Section 8.08(b) and Section 8.12(a) hereof.


         "Servicing Fee": With respect to any Payment Date, an amount equal to the product of (x) the Servicing Fee Rate and (y) the aggregate outstanding Loan Balance as of the first day of the related Remittance Period.

         "Servicing Fee Rate":  0.50% per annum.

         "Servicing Rights Purchase Agreement": The Servicing Rights Purchase Agreement dated as of October 20, 1999, between the Servicer and the Originator.

         "Standard and Poor's": Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors in interest.

         "Startup Day":  October 20, 1999.

         "Stepdown Date": The later to occur of (x) the Payment Date in October 2002 and (y) the first Payment Date on which the Senior Enhancement Percentage (calculated for this purpose AFTER giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Remittance Period but BEFORE giving effect to distributions on the Certificates on such Payment Date) is greater than or equal to 34.43%.

         "Subordinate Certificates": Collectively, the Mezzanine Certificates, the Class B Certificates and the Class X Certificate.

         "Subsequent Cut-Off Date": The close of business on the first day of the month in which a Qualified Replacement Mortgage or a Subsequent Mortgage Loan is transferred and assigned to the Trust.

         "Subsequent Mortgage Loans": The Mortgage Loans sold to the Trust Fund after the Startup Day pursuant to a fixed price contract pursuant to
Section 3.09 hereof, which shall be listed on the Schedule of Mortgage Loans attached to a Subsequent Transfer Agreement.

         "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee, the Depositor, the Seller, ARCMI and the Originator substantially in the form of Exhibit E hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust Fund.

         "Subsequent Transfer Date": With respect to Subsequent Mortgage Loans, the date specified in each Subsequent Transfer Agreement, and with respect to a Qualified Replacement Mortgage, the date upon which a conveyance of such Qualified Replacement Mortgage to the Trust Fund is effective.

         "Subservicer": Any Person with whom a Servicer has entered into a subservicing agreement and who satisfies all requirements set forth in Section
8.03 hereof in respect of the qualification of a subservicer.

         "Subservicing Agreement": The written contract between a Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.03.

         "Substitution Amount":  As defined in Section 3.04 hereof.

         "Tape":  The meaning provided in Section 8.25(b) hereof.

         "Targeted Overcollateralization Amount": On any Payment Date (a) prior to the Stepdown Date, the product of (i) the greater of (A) the product of (I) 2.25% and (II) the Original Aggregate Loan Balance and the Original Pre-Funded Amount or (B) the product of (I) one-seventh of the Three Month Delinquency Rate and (II) the Assumed Total Loan Balance for the related Payment Date; (b) on or after the Stepdown Date and if a Trigger Event has not occurred for such Payment Date, the greater of (i) the product of (A) the greater of (I) 4.50% or (II) one-seventh of the Three Month Delinquency Rate and (B) the Assumed Total Loan Balance for the related Payment Date and (ii) the product of (A) 0.50% and (B) the Original Aggregate Loan Balance and the Original Pre-Funded Amount; and (c) on and after the Stepdown Date, and if a Trigger Event has occurred for such Payment Date, the amount calculated pursuant to clause (a) above.

         "Termination Price":  As defined in Section 9.01(b) hereof.

         "Three Month Delinquency Rate": With respect to any Payment Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Collection Periods.

         "Total Distribution Amount": With respect to any Payment Date, the sum of the Interest Remittance Amount for such date and the Principal Remittance Amount for such date.

         "Total Expense Rate": With respect to any Payment Date, the sum of the Servicing Fee Rate and the Trustee Fee Rate.

         "Total Loan Balance": The aggregate of the Loan Balances of all Mortgage Loans at the date of determination.

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         "Transfer Affidavit and Agreement":  As defined in Section 5.08(c).

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

         "Trigger Event": A Trigger Event will have occurred with respect to any Payment Date if the Three Month Delinquency Rate for such Payment Date equals or exceeds 50% of the Senior Enhancement Percentage for such Payment Date.

         "Trust Fund": AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1, the trust fund created and administered under this Agreement consisting of the assets of the Trust Estate.

         "Trust Estate": As defined in the Preliminary Statement under this Agreement.

         "Trustee": Norwest Bank Minnesota, National Association, a national banking association, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

         "Trustee Fee": With respect to any Payment Date, an amount equal to the product of (x) the Trustee Fee Rate and (y) the sum of the aggregate outstanding Loan Balance and the balance in the Pre-Funding Account, if any, in each case as of the first day of the related Remittance Period.

         "Trustee Fee Rate": 0.0125% per annum.

         "Underwriter":  Lehman Brothers, Inc.

         "Unpaid Basis Risk Shortfall": With respect to any Payment Date and any Offered Certificate, the aggregate of all Basis Risk Shortfalls with respect to such Certificate remaining unpaid from previous Payment Dates, plus interest accrued thereon at the applicable Pass-Through Rate (calculated without giving effect to the applicable Available Funds Cap).

         "United States Person" (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S.
Persons prior to such date, may elect to continue to be U.S. Persons.

         "Upper Tier REMIC":  REMIC 4.

         Section 1.02.  Use of Words and Phrases.

         "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.01 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

         Section 1.03.  Captions; Table of Contents.

         The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

         Section 1.04.  Opinions.

         Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                               END OF ARTICLE I

                                  ARTICLE II

               ESTABLISHMENT AND ORGANIZATION OF THE TRUST FUND

         Section 2.01.  Establishment of the Trust Fund.

         The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust Fund, which, for convenience, shall be known as "AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1".

         Section 2.02.  Office.

         The office of the Trust Fund shall be in care of the Trustee, addressed to the Corporate Trust Office or at such other address as the Trustee may designate by notice to the Depositor, the Originator, the Seller, the Servicer and the Owners.

         Section 2.03.  Purposes and Powers.

         The purpose of the Trust Fund is to engage in the following activities and only such activities: (i) the issuance of the Certificates and the acquiring, owning, holding and disposing of the assets of the Trust Fund in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the assets of the Trust Fund and distributions to the Owners; provided, however, that nothing contained herein shall permit the Trustee to take any action which would adversely affect the status of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as a REMIC.

         Section 2.04.  Appointment of the Trustee; Declaration of Trust Fund.

         The Depositor hereby appoints the Trustee as trustee of the Trust Fund effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to Section 10.08 hereof and declares that it will hold the assets of the Trust Fund in trust upon and subject to the conditions set forth herein for the benefit of the Owners.

         Section 2.05.  Ownership of the Trust Fund.

         On the Startup Day the ownership interests in the Trust Fund shall be transferred as set forth in Section 4.02 hereof, such transfer to be evidenced by sale of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.04 and 5.08 hereof.

                               END OF ARTICLE II

                                  ARTICLE III

          REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR,
         THE SERVICER, THE ORIGINATOR, ARCMI AND THE SELLER; COVENANT
             OF ORIGINATOR AND THE SELLER TO CONVEY MORTGAGE LOANS

         Section 3.01.  Representations and Warranties of the Depositor.

         The Depositor hereby represents, warrants and covenants to the Trustee, the Originator, ARCMI, the Seller, the Servicer and the Owners that as of the Startup Day:

              (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Depositor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under the Operative Documents to which it is a party.

              (b) The execution and delivery by the Depositor and its performance and compliance with the terms of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

              (c) Each Operative Document to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

              (d) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or which would materially and adversely affect its performance hereunder and under the Operative Documents to which the Depositor is a party.

              (e) No litigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor, which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

              (f) No certificate of an officer, statement furnished in writing or report delivered, or to be delivered, pursuant to the terms hereof by the Depositor contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report not misleading.

              (g) The statements contained in the Registration Statement which describe the Depositor or matters or activities for which the Depositor is responsible in accordance with the Operative Documents or which are attributable to the Depositor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Depositor that materially adversely affects or in the future may (so far as the Depositor can now reasonably foresee) materially adversely affect the Depositor or the Mortgage Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement.

              (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the acquisition by the Depositor of the Mortgage Loans, the conveyance by the Depositor of the Mortgage Loans, the purchase and sale of the Certificates and the execution, delivery and performance by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by the Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

              (i) The transactions contemplated by the Operative Documents are in the ordinary course of business of the Depositor.

              (j) The Depositor is not insolvent, nor will it be made insolvent by the transfer of the Mortgage Loans, nor is the Depositor aware of any pending insolvency.

              (k) The transfer, assignment and conveyance of the Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Loans to the Trustee.

         Section 3.02.  Representations and Warranties of the Servicer.

              (a) The Servicer hereby represents and warrants to the Trustee, the Depositor, the Originator, ARCMI, the Seller and the Owners, that as of the Startup Day:

                      (i) It is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America, is in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer has all requisite power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under the Operative Documents to which it is a party.

                      (ii) The execution and delivery of the Operative Documents to which the Servicer is a party by the Servicer and its performance and compliance with the terms thereof have been duly authorized by all necessary action on the part of the Servicer and will not violate the Servicer's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

                      (iii)Each Operative Document to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                      (iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or would materially and adversely affect its performance hereunder.

                      (v) No litigation is pending with respect to which the Servicer has received service of process or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation would prohibit its entering into the Operative Documents to which the Servicer is a party or would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Servicer is a party.

                      (vi) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

                      (vii)All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no representation or warranty), that are necessary or advisable in connection with the execution, delivery and performance by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by the Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under the Operative Documents to which it is a party.

                      (viii)  The collection practices used by the
         Servicer with respect to the Mortgage Loans serviced by it have been, in all material respects, legal, proper, prudent and customary in the mortgage servicing business.

                      (ix) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

                      (x) The Servicer's computer and other systems used in servicing the Mortgage Loans will be modified and maintained to operate in a manner such that at all times, including on and after January 1, 2000, (a) the Servicer can service the Mortgage Loans in accordance with the terms of this Agreement and (b) the Servicer can operate its business in the same manner as it is operating on the date hereof provided, that, the Servicer's ability to meet the requirements of this representation may be limited in circumstances where it relies on third party systems which are incompatible with those of the Servicer on or after January 1, 2000.

                      (xi) The statements contained in the Prospectus Supplement under the headings "The Servicer - General" and "-Delinquency, Loan Loss and Foreclosure Information" (collectively, the "Servicer Information") are true and correct in all material respects, and the Servicer Information does not contain any untrue statements of a material fact with respect to the Servicer required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

              (b) It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the Mortgage Loans to the Trustee.

              (c) Upon discovery by any of the Originator, ARCMI, the Seller, the Servicer, the Depositor, or the Trustee (each, for purposes of this paragraph, a "party") of a breach of any of the representations and warranties set forth in this Section 3.02 which materially and adversely affects the interests of the Owners, the party discovering such breach shall give prompt written notice to the other parties. As promptly as possible, but in any event, within 60 days of its discovery or its receipt of notice of such breach, (A) the Servicer shall cure such breach in all material respects and
(B) to the extent that such breach is not cured in accordance with clause (A) above, the Servicer may thereafter be removed pursuant to Section 8.19(a)(iv) hereof.

         Section 3.03.  Representations and Warranties of ARCMI.

         ARCMI hereby represents, warrants and covenants to the Trustee, the Originator, the Seller, the Depositor, the Servicer and the Owners that as of the Startup Day:

              (a) ARCMI is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. ARCMI has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under the Operative Documents to which it is a party.

              (b) The execution and delivery by ARCMI and its performance and compliance with the terms of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of ARCMI and will not violate ARCMI's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which ARCMI is a party or by which ARCMI is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over ARCMI or any of its properties.

              (c) Each Operative Document to which ARCMI is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitutes a valid, legal and binding obligation of ARCMI, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

              (d) ARCMI is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of ARCMI or its properties or which would materially and adversely affect its performance hereunder and under the Operative Documents to which ARCMI is a party.

              (e) No litigation is pending with respect to which ARCMI has received service of process or, to the best of ARCMI's knowledge, threatened against ARCMI, which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of ARCMI or its properties or would materially and adversely affect its performance hereunder and under the other Operative Documents to which ARCMI is a party.

              (f) No certificate of an officer, statement furnished in writing or report delivered, or to be delivered, pursuant to the terms hereof by ARCMI contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report not misleading.

              (g) The statements contained in the Registration Statement which describe ARCMI or matters or activities for which ARCMI is responsible in accordance with the Operative Documents or which are attributable to ARCMI therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to ARCMI that materially adversely affects or in the future may (so far as ARCMI can now reasonably foresee) materially adversely affect ARCMI or the Mortgage Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement.

              (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which ARCMI makes no such representation or warranty), that are necessary or advisable in connection with the execution, delivery and performance by ARCMI of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by the Operative Documents on the part of ARCMI and the performance by ARCMI of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

              (i) The transactions contemplated by the Operative Documents are in the ordinary course of business of ARCMI.

              (j) ARCMI is not insolvent, nor will it be made insolvent by the terms of this Agreement, nor is ARCMI aware of any pending insolvency.

         It is understood and agreed that the representations and warranties set forth in this Section 3.03 shall survive delivery of the respective Mortgage Loans to the Trustee.

         Section 3.04.  Representations and Warranties of the Originator.

         The Originator hereby represents, warrants and covenants to the Trustee, ARCMI, the Seller, the Depositor, the Servicer and the Owners as of the Startup Day as follows:

              (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Originator has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under the Operative Documents to which it is a party.

              (b) The execution and delivery by the Originator and its performance and compliance with the terms of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Originator and will not violate the Originator's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Originator is a party or by which the Originator is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Originator or any of its properties.

              (c) Each Operative Document to which the Originator is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitutes a valid, legal and binding obligation of the Originator, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

              (d) The Originator is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or which would materially and adversely affect its performance under the Operative Documents to which the Originator is a party.

              (e) No litigation is pending with respect to which the Originator has received service of process or, to the best of the Originator's knowledge, threatened against the Originator, which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Originator or its properties or would materially and adversely affect its performance under the Operative Documents to which the Originator is a party.

              (f) No certificate of an officer, statement furnished in writing or report delivered or to be delivered pursuant to the terms hereof by the Originator contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report not misleading.

              (g) The statements contained in the Registration Statement which describe the Originator or matters or activities for which the Originator is responsible in accordance with the Operative Documents or which are attributable to the Originator therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Originator required to be stated therein or necessary to make the statements contained therein with respect to the Originator, in light of the circumstances under which they were made, not misleading. There is no fact known to the Originator that materially adversely affects or in the future may (so far as the Originator can now reasonably foresee) materially adversely affect the Originator or the Mortgage Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement.

              (h) Upon the receipt of each Mortgage Loan (including the related Note) and other assets of the Trust Fund by the Trustee under this Agreement, the Trust Fund will have good title to such Mortgage Loan (including the related Note) and such other assets of the Trust Fund free and clear of any lien, charge, mortgage, encumbrance or rights of others.

              (i) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Originator makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution, delivery and performance by the Originator of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by the other Operative Documents on the part of the Originator and the performance by the Originator of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

              (j) The transactions contemplated by the Operative Documents are in the ordinary course of business of the Originator.

              (k) The Originator is not insolvent, nor will it be made insolvent by the transfer of the Mortgage Loans, nor is it aware of any insolvency pending.

              (l) The transfer, assignment and conveyance of the Notes and the Mortgages by the Originator hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         It is understood and agreed that the representations and warranties set forth in this Section 3.04 shall survive delivery of the respective Mortgage Loans to the Trustee.

         Upon discovery by the Servicer, the Depositor, the Originator, ARCMI, the Seller or the Trustee (each, for purposes of this paragraph, a "party") of a breach of any of the representations and warranties set forth in this
Section 3.04 which materially and adversely affects the interests of the Owners, the party discovering such breach shall give prompt written notice to the other parties. The Originator hereby covenants and agrees that within 60 days of its discovery or its receipt of notice of breach, it shall cure such breach in all material respects or, with respect to a breach of clause (h) above, it shall on the Monthly Remittance Date next succeeding such discovery or receipt of notice (i) within two years of the Startup Day, at the Originator's option substitute in lieu of any Mortgage Loan not in compliance with clause (h) a Qualified Replacement Mortgage and, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Subsequent Cut-Off Date is less than the Loan Balance of such Mortgage Loan as of such Subsequent Cut-Off Date, deliver an amount equal to such difference together with the aggregate amount of (A) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan and (B) interest accrued and unpaid with respect to such Mortgage Loan (a "Substitution Amount") to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan (subject to the Servicing Rights Purchase Agreement) from the Trust Fund at the Loan Purchase Price, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. Notwithstanding any provision of this Agreement to the contrary, with respect to any Mortgage Loan which is not in default or as to which no default is imminent, no repurchase or substitution pursuant hereto shall be made unless the Originator obtains for the Trustee an opinion of counsel experienced in federal income tax matters (which must be outside counsel) to the effect that such a repurchase or substitution would not constitute a Prohibited Transaction for the Trust Fund or REMIC 1, REMIC 2, REMIC 3 or REMIC 4 or otherwise subject the Trust Fund or REMIC 1, REMIC 2, REMIC 3 or REMIC 4 to tax and would not jeopardize the status of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as a REMIC (a "REMIC Opinion") addressed to the Servicer, ARCMI, the Seller and the Trustee and acceptable to the Servicer and the Trustee. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this Section because of the inability to deliver a REMIC Opinion shall be repurchased or substituted for (subject to compliance with Sections 3.04, 3.06 or 3.08, as the case may be) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Mortgage Loan and (b) receipt by the Trustee of a REMIC Opinion. If the Originator fails to meet its obligations to cure any such breach or substitute or purchase any such Mortgage Loan pursuant to and within the time periods specified in this paragraph, the Trustee shall immediately give notice to ARCMI of such failure and, within 10 Business Days of receipt of such notice, ARCMI shall purchase such Mortgage Loan from the Trust Fund pursuant to the terms of this paragraph.

         Section 3.05.  Representations and Warranties of the Seller.

         The Seller hereby represents, warrants and covenants to the Trustee, the Originator, ARCMI, the Depositor, the Servicer and the Owners as of the Startup Day as follows:

              (a) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Seller has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under the Operative Documents to which it is a party.

              (b) The execution and delivery by the Seller and its performance and compliance with the terms of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's limited liability agreement or certificate of formation or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

              (c) Each Operative Document to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

              (d) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or which would materially and adversely affect its performance under the Operative Documents to which the Seller is a party.

              (e) No litigation is pending with respect to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller, which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or would materially and adversely affect its performance under the Operative Documents to which the Seller is a party.

              (f) No certificate of an officer, statement furnished in writing or report delivered or to be delivered pursuant to the terms hereof by the Seller contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report not misleading.

              (g) The statements contained in the Registration Statement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Operative Documents or which are attributable to the Seller therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Seller required to be stated therein or necessary to make the statements contained therein with respect to the Seller, in light of the circumstances under which they were made, not misleading. There is no fact known to the Seller that materially adversely affects or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the Seller or the Mortgage Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement.

              (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the execution, delivery and performance by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

              (i) The transactions contemplated by the Operative Documents are in the ordinary course of business of the Seller.

              (j) The Seller is not insolvent, nor will it be made insolvent by the transfer of the Mortgage Loans, nor is it aware of any insolvency pending.

              (k) The transfer, assignment and conveyance of the Notes and the Mortgages by the Seller hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         It is understood and agreed that the representations and warranties set forth in this Section 3.05 shall survive delivery of the respective Mortgage Loans to the Trustee.

         Section 3.06. Representations and Warranties Relating to the Mortgage Loans; Covenants of Originator to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations.

              (a) With respect to each Mortgage Loan, the Originator represents and warrants to, and covenants to the Trustee, the Seller, the Depositor, ARCMI, the Servicer, and the Owners that, as of the Startup Date (with respect to the Initial Mortgage Loans) and as of the Subsequent Transfer Date (with respect to the Subsequent Mortgage Loans):

                   (i) Title to the Mortgage Loans. Immediately prior to the transfer and assignment of the Mortgage Loans by the Originator to the Seller, by the Seller to the Depositor and by the Depositor to the Trust Fund contemplated herein, the Originator held good title to and was the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Note. The Originator has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement, and following the sale of each Mortgage Loan, the Trustee will own such Mortgage Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest.

                   (ii) Accuracy of the Schedule of Mortgage Loans. Each Initial Mortgage Loan and Subsequent Mortgage Loan is as described in the Schedule of Mortgage Loans, and the information contained in each Schedule of Mortgage Loans is true and correct as of the Cut-Off Date (or in the case of the Subsequent Mortgage Loans, as of the Subsequent Cut-Off Date).

                   (iii) Payments. As of August 31, 1999, no Initial Mortgage Loan is thirty (30) or more days Delinquent except that there are 21 Mortgage Loans with an outstanding aggregate Loan Balance of $1,251,718.47 that are 30 or more days Delinquent but not more than 59 days Delinquent.

                   (iv) No Outstanding Charges. Except for delinquencies described in Subsection (a)(iii) above, there are no defaults in complying with the terms of the Mortgage, nor, with respect to any Second Mortgage, the terms of any senior mortgage. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Originator has not advanced funds, or induced or solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Note or date of disbursement of the Mortgage Loan proceeds, whichever occurred later, to the day which precedes by one month the Due Date of the first Scheduled Payment.

                   (v) Original Terms Unmodified. The terms of the Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Trust. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the related Schedule of Mortgage Loans. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the File.

                   (vi) Absence of Defenses. The Mortgage and the Note are not subject to any right of rescission, set-off, counterclaim, or defense (including the defense of usury), based on the invalidity or unenforceability of the Note and/or Mortgage or on any conduct of the Originator, the Depositor or any of their officers, employees, representatives, affiliates or assignors in originating or servicing the Initial Mortgage Loan prior to the Cut-Off Date (or, in the case of the Subsequent Mortgage Loans, the Subsequent Cut-Off Date), nor will the operation of any of the terms of the Mortgage or the Note, or the exercise of any right thereunder, render the Mortgage or the Note unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense (including the defense of usury) based on any such invalidity, unenforceability or conduct. No right of rescission, set-off, counterclaim, or defense with respect thereto has been asserted to the Originator or, to Originator's knowledge, has been asserted to any other person and no Mortgagor was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.

                   (vii) Hazard Insurance. Pursuant to the terms of the Mortgage, all improvements upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae against loss by fire and such other risks as are usually insured against in the broad form of extended coverage hazard insurance available from time to time, including flood hazards if upon origination of the Mortgage Loan, the Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available). All such insurance policies (collectively, the "hazard insurance policy") meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the Fannie Mae Seller's Guide and the Fannie Mae Servicers' Guide and are a standard policy of insurance for the locale where the Property is located. The amount of the insurance is at least in the amount of the full insurable value of the Property on a replacement cost basis or the unpaid balance of the Mortgage Loan, whichever is less. The hazard insurance policy names (and will name) the Mortgagor as the insured and contains a standard mortgagee loss payable clause in favor of the related Originator and its successors and assigns. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance policy, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of Trust upon the consummation of the transactions contemplated by this Agreement. The Originator has not engaged in, and has no knowledge of the Mortgagor's or any other party's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for therein, or the validity and binding effect of either.

                   (viii) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with or, if there is a deficiency in compliance, it is not material to the interests of the Trust Fund or the Owners of the Certificates. The consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.

                   (ix) No Satisfaction of Mortgage or Note. Neither the Mortgage nor the Note has been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                   (x) Location and Type of Property. The Property consists of a parcel of real property with a residential dwelling erected thereon. The Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is in the File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure to provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (i) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (ii) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence or (iii) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Property; (C) the original term of such lease is not less than fifteen (15) years; (D) the term of such lease does not terminate earlier than five (5) years after the maturity date of the Note; and (E) the Property is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely accepted practice.

                   (xi) Valid Lien. The Mortgage for any First Mortgage creates a valid, subsisting, enforceable and perfected first lien on the Property, and the Mortgage for any Second Mortgage creates a valid, subsisting, enforceable and perfected second lien on the Property, and in each case includes all buildings on the Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to Permitted Exceptions. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with a First Mortgage established and created a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and with respect to a Second Mortgage, a second lien and second priority security interest, and the Originator has full right to sell and assign the same.

                   (xii) Validity of Mortgage Documents. The Note and the Mortgage and every other agreement, if any, executed and delivered by the Mortgagor in connection with the Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Note, the Mortgage and each other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Note, the Mortgage and each other such related agreement, and the Note, the Mortgage and each other such related agreement have been duly and properly executed by the respective Mortgagors. The Originator has reviewed all of the documents constituting the File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

                   (xiii) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Note or Mortgage.

                   (xiv) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state where the Property is located, and (2)(a) organized under the laws of such state, or (b) qualified to do business in such state, or (c) federal savings and loan associations, savings banks, or national banks having principal offices in such state, or (d) not doing business in such state.

                   (xv) Loan-to-Value Ratio. The Loan-to-Value Ratio for each First Mortgage was no greater than 100%, and the Combined Loan-to-Value Ratio for each Second Mortgage was no greater than 95%.

                   (xvi) Title Insurance. The Mortgage Loan is covered by either (a) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to Fannie Mae, or (b) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance issued by a title insurer qualified to do business in the jurisdiction where the Property is located, insuring the related Originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the First Mortgage, and as to the second priority lien of the Mortgage in the original principal amount of the Second Mortgage, subject only to the Permitted Exceptions, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Rate and Scheduled Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of such lender's title insurance policy. The related Originator, its successors and assigns, are the sole insureds (except in the case of a joint protection policy, in which case the related Originator's interest is insured) of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the sale of the Mortgage Loan to the Trust Fund. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Originator, has done anything which would impair the coverage of such lender's title insurance policy.

                   (xvii) No Defaults. Except for payment delinquencies noted on the related Mortgage Loan Schedule, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Note or related documents and no event which, with the passage of time or with notice and the expiration of any applicable grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Originator nor any of its predecessors have waived any default, breach, violation or event of acceleration.

                   (xviii) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

                   (xix) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Property lay wholly within the boundaries and building restriction lines of the Property and no improvements on adjoining properties encroach upon the Property. No improvement located on or being part of the Property is in violation of any applicable zoning law or regulation; provided, that in no event shall a legal non-conforming use of the Property be considered a violation of any such zoning law or regulation.

                   (xx) Payment Terms. For fixed rate Mortgage Loans that are not Balloon Loans, the Note is payable on the same (or corresponding) day of each month in equal monthly installments (other than the last payment) of principal and interest sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from inception of the Mortgage Loan. For adjustable rate Mortgage Loans, the Mortgage Rate is adjusted in accordance with the terms of the Note and the Note is payable on the same (or corresponding) day of each month and, during an adjustment period or initial period, in equal monthly installments of principal and interest. Installments of interest are subject to change due to the adjustments to the Mortgage Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from inception of the Mortgage Loan.

                   (xxi) Interest Rate Adjustments. All required notices of interest rate and payment amount adjustments have been sent to the Mortgagor on a timely basis and the computations of such adjustments were properly calculated. All interest rate adjustments applicable to the Mortgage Loans have been made in strict compliance with state and federal law and the terms of the related Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

                   (xxii) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or nonjudicial foreclosure. Upon default by an Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Property. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption.

                   (xxiii) Occupancy of the Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Property and with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

                   (xxiv) No Additional Collateral. The Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in subsection 3.06(a)(xi) above.

                   (xxv) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Trust Fund to such trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                   (xxvi) Due on Sale. Each Mortgage, together with any such documents as may be required under applicable law, contains a provision for the acceleration of the payment of the unpaid Loan Balance of the Mortgage Loan in the event that the Property is sold or transferred without the prior written consent of the mortgagee thereunder, at the option of the mortgagee. This provision provides that the mortgagee cannot exercise its option if either (a) the exercise of such option is prohibited by law or (b)(i) the Mortgagor causes to be submitted to the mortgagee information required by the mortgagee to evaluate the intended transferee as if a new loan were being made to such transferee and (ii) the mortgagee reasonably determines that the mortgagee's security will not be impaired by the assumption of such Mortgage Loan by the transferee and that the risk of breach of any covenant or agreement in the documents evidencing such Mortgage Loan is acceptable to the mortgagee. To the best of the Originator's knowledge, such provision is enforceable.

                   (xxvii) Transfer of Loans. Each of the Mortgages is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Property is located, and each Mortgage has been delivered to the appropriate recorder's office for recording.

                   (xxviii) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Scheduled Payments are paid or partially paid with funds deposited in any separate account established by the Originator, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor, nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

                   (xxix) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Startup Day have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest readjustment feature or rate and single repayment term. For First Mortgages, the lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to the Trustee. For Second Mortgages, the lien of the Mortgage securing the consolidated principal amount is expressly insured as having second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Trustee. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. With respect to Second Mortgages, no future advances are permitted under the senior mortgage.

                   (xxx) Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or, threatened for the total or partial condemnation of the Property. The Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, water, tornado or other casualty so as to adversely affect the value of the Property as security for the Mortgage Loan or the use for which the premises were intended and each Property is in good repair. There have not been any condemnation proceedings with respect to the Property and the Originator and the Depositor have no knowledge of any such proceedings in the future.

                   (xxxi) Appraisals. The related Originator has delivered to the Originator an appraisal of the Property signed by a qualified appraiser, who (i) is licensed in the state where the Property is located, (ii) has no interest, direct or indirect, in the Property or in any Mortgage Loan or the security therefor, and (iii) does not receive compensation that is affected by the approval or disapproval of the Mortgage Loan. The appraisal shall have been made within ninety (90) days of the origination of the Mortgage Loan, be completed in compliance with the Uniform Standards of Professional Appraisal Practice, and all applicable Federal and state laws and regulations.

                   (xxxii) Soldier's and Sailors' Relief Act. The Mortgagor has not notified the Originator and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldier's and Sailors' Civil Relief Act of 1940.

                   (xxxiii) Environmental Matters. There exists no violation of any local, state or federal environmental law, rule or regulation in respect of the Property which violation has or could have a material adverse effect on the market value of such Property. The Originator has no knowledge of any pending action or proceeding directly or indirectly involving the related Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of the Originator's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Property.

                   (xxxiv) Mortgagor Acknowledgment. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans. The Originator shall deliver such statement to the Trustee in the related File.

                   (xxxv) No Construction Loans. The Mortgage Loan was not made in connection with (a) the construction or rehabilitation of a Property or (b) facilitating the trade-in or exchange of a Property.

                   (xxxvi) Circumstances Affecting Value, Marketability or Prepayment. Except as otherwise disclosed in the Prospectus Supplement, the Originator has no knowledge of any circumstances or conditions with respect to the Mortgage, the Property, or the Mortgagor, that could reasonably be expected to adversely affect the value or the marketability of any Property or Mortgage Loan, subject to the economic and geological conditions generally and specifically to the area in which the Mortgaged Property is located, or cause the Mortgage Loan to become delinquent.

                   (xxxvii) Manufactured Housing. Each Mortgage Loan secured by a Manufactured Home has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is a kind customarily used at a fixed location.

                   (xxxviii) Absence of Error, Omission, Misrepresentation, Negligence or Fraud. To the best of the Originator's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to any Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loans or in the application of any insurance in relation to the Mortgage Loans.

              (b) At such time as Originator becomes aware of a breach of any representation and warranty which materially and adversely affects the interests of the Owners (or, in the case of Subsection (a)(viii), if the related Mortgagor disputes in writing the Originator's compliance with any such requirement or if the Originator or the Servicer determine that a compliance deficiency materially and adversely affects the interests of the Owners), the Originator hereby covenants and warrants that it shall promptly cure such breach in all material respects or, if such breach is not cured, the Originator shall, subject to the further requirements of this paragraph (but in any case for a Mortgage Loan that is not a "qualified mortgage", within 90 days of discovery thereof) (i) within two years of the Startup Day, at the Originator's option, substitute in lieu of each related Mortgage Loan which has given rise to the requirement for action a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan (subject to the Servicing Rights Purchase Agreement) from the Trust Fund at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account by the Originator. In connection with any such proposed purchase or substitution, the Originator shall deliver to the Servicer, ARCMI, the Seller and the Trustee a REMIC Opinion if such Mortgage Loan is not in default or default is not imminent, and the Originator shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust Fund or REMIC 1, REMIC 2, REMIC 3 or REMIC 4 and would not jeopardize the status of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion, shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the receipt by the Trustee of the REMIC Opinion. Any repurchase or substitution shall occur prior to the related Monthly Remittance Date and the Originator shall provide the Servicer with written notice no less than five Business Days in advance of such repurchase or substitution. If the Originator fails to meet its obligations to cure any such breach or to purchase any such Mortgage Loan or to substitute a Qualified Replacement Mortgage pursuant to and within the time period specified in this paragraph, the Trustee shall immediately give notice to ARCMI of such failure and, within 10 Business Days of receipt of such notice, ARCMI shall purchase such Mortgage Loan from the Trust Fund pursuant to the terms of this paragraph. It is understood and agreed that the obligation of the Originator to cure the defect, or substitute for or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied (and the obligation of ARCMI to purchase any such Mortgage Loan, upon the Originator's failure to meet its obligations under this paragraph) shall constitute the sole remedy available to the Owners, the Seller, the Depositor and the Trustee.

              (c) In the event that any Qualified Replacement Mortgage is delivered by the Originator to the Trust Fund pursuant to this Section 3.06 or
Section 3.08 hereof, the Originator shall take the actions described in
Section 3.06(b) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Originator, ARCMI, the Seller, the Servicer or the Trustee that the representations and warranties set forth in
Section 3.06(a) above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust Fund such that the interests of the Owners in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (d) the representations and warranties as set forth in Section 3.06(a) above referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the related Subsequent Cut-Off Date.

              (d) It is understood and agreed that the covenants set forth in this Section 3.06 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgages) to the Trustee.

              (e) The Trustee and the Servicer shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 3.07. Conveyance of the Mortgage Loans and Qualified Replacement Mortgages.

              (a) On the Startup Day the Originator, concurrently with the execution and delivery hereof, hereby transfers, assigns, sets over and otherwise conveys without recourse to the Seller and the Seller, concurrently with the execution and delivery thereof, transfers, assigns, sets over and otherwise conveys without recourse, to the Depositor and the Depositor, concurrently with the execution and delivery hereof, transfers, assigns, sets over and otherwise conveys without recourse, to the Trustee for the benefit of the Owners, subject to the Servicing Rights Purchase Agreement, all their respective right, title and interest in and to the assets of the Trust Fund; provided, however, that the Originator reserves and retains all its right, title and interest in and to principal (including Prepayments collected) and interest due on each Initial Mortgage Loan on or prior to the Cut-Off Date. Each of such transfers of the Initial Mortgage Loans set forth on the Schedule of Mortgage Loans is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the respective sellers thereof.

         It is intended that the sale, transfer, assignment and conveyance herein contemplated constitute a sale of the Initial Mortgage Loans conveying good title thereto free and clear of any liens and encumbrances from the Originator to the Seller, from the Seller to the Depositor and from the Depositor to the Trust Fund and that the Initial Mortgage Loans not be part of the Depositor's, the Seller's or the Originator's estate in the event of insolvency. In the event that any of the above conveyances or a conveyance of a Qualified Replacement Mortgage or a conveyance pursuant to Section 3.09 and any Subsequent Transfer Agreement is deemed to be a loan, the parties intend that (i) the Originator shall be deemed to have granted a security interest in the assets of the Trust Fund to the Seller, (ii) the Seller shall have been deemed to have granted a security interest in the assets of the Trust Fund to the Depositor and (iii) the Depositor shall be deemed to have granted to the Trustee a security interest in the assets of the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         In connection with such sale, transfer, assignment, and conveyance from the Originator to the Seller, the Originator has filed, in the appropriate office or offices in the State of California, a UCC-1 financing statement executed by the Originator as debtor, naming the Seller as secured party and listing the Initial Mortgage Loans, any Subsequent Mortgage Loans to be delivered to the Seller and the other property (including any Qualified Replacement Mortgage) described above as collateral. The characterization of the Originator as a debtor and the Seller as the secured party on such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Originator's entire right, title and interest in the assets of the Trust Fund. In connection with such filing, the Originator agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and the Owners' interest in the assets of the Trust Fund.

         In connection with such sale, transfer, assignment, and conveyance from the Seller to the Depositor, the Seller has filed, in the appropriate office or offices in the State of California, a UCC-1 financing statement executed by the Seller as debtor, naming the Depositor as secured party and listing the Initial Mortgage Loans, any Subsequent Mortgage Loans to be delivered to the Depositor and the other property (including any Qualified Replacement Mortgage) described above as collateral. The characterization of the Seller as a debtor and the Depositor as the secured party on such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the assets of the Trust Fund. In connection with such filing, the Seller agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and the Owners' interest in the assets of the Trust Fund.

         In connection with such sale, transfer, assignment, and conveyance, from the Depositor to the Trustee, the Depositor has filed, in the appropriate office or offices in the State of Texas, a UCC-1 financing statement executed by the Depositor as debtor, naming the Trustee as secured party and listing the Initial Mortgage Loans, any Subsequent Mortgage Loans to be delivered to the Trust and the other property (including any Qualified Replacement Mortgage) described above as collateral. The characterization of the Depositor as a debtor and the Trustee as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Depositor's entire right, title and interest in the assets of the Trust Fund. In connection with such filing, the Depositor agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and the Owners' interest in the assets of the Trust Fund.

              (b) In connection with the transfer and assignment of the Initial Mortgage Loans and prior to each Subsequent Transfer Date with respect to any Qualified Replacement Mortgage or Subsequent Mortgage Loan, the Depositor agrees to:

                   (i) deliver without recourse to the Custodian, on behalf of the Trustee, on the Startup Day with respect to each Initial Mortgage Loan or on each Subsequent Transfer Date with respect to any Qualified Replacement Mortgage or Subsequent Mortgage Loan, (A) the original Notes endorsed in blank or to the order of the Trustee, (B) the original title insurance policy or any one of an original title binder, an original preliminary title report or an original title commitment or a copy of any of the foregoing certified by the issuer of the title insurance policy, or the attorney's opinion of title,
         (C) originals or certified copies of all intervening recorded assignments, showing a complete chain of title from origination to the Trustee, with evidence of recording thereon, (D) originals of all assumption, modification, written assurance or substitution agreements, if any and (E) either: (1) the original Mortgage, with evidence of recording thereon, (2) a certified copy if such original Mortgage has not been returned by the applicable recording office, or
         (3) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                   (ii) cause the Custodian, on behalf of the Trustee, within 90 days following the Startup Day with respect to the Initial Mortgage Loans or each Subsequent Transfer Date with respect to any Qualified Replacement Mortgage or Subsequent Mortgage Loan to complete the assignments of the Mortgages to "Norwest Bank Minnesota, National Association, as Trustee of AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 under the Pooling and Servicing Agreement dated as of September 1, 1999" to be submitted to the Originator for recording in the appropriate jurisdictions; provided, however, that the Depositor shall not be required to cause the Originator to record an assignment for any Mortgage with respect to which the original recording information has not yet been received until such information is received; and

                   (iii) if not delivered on the Startup Day or Subsequent Transfer Date, as applicable, deliver the title insurance policy or title searches, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments, to the Custodian, on behalf of the Trustee within 15 days of receipt thereof by the Depositor (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Depositor, within one year after the Startup Day with respect to the Initial Mortgage Loans or each Subsequent Transfer Date with respect to the Qualified Replacement Mortgages and the Subsequent Mortgage Loans).

         Notwithstanding anything to the contrary contained in this Section 3.07, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian, on behalf of the Trustee, of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Copies of all Mortgage assignments received by the Custodian, on behalf of the Trustee, shall be retained in the related File.

         All recording required pursuant to this Section 3.07 shall be accomplished by and at the expense of the Originator.

              (c) In the case of Initial Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the Startup Day, the Depositor, in lieu of the foregoing, will deliver within six (6) days after the Startup Day to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit F and will deposit the funds received with respect to such Mortgage Loans in the Principal and Interest Account as provided herein.

              (d) The Originator shall transfer, assign, set over and otherwise convey without recourse, to the Trustee all right, title and interest of such party in and to any Qualified Replacement Mortgage delivered to the Trustee on behalf of the Trust Fund by such party pursuant to Section 3.04, 3.06 or 3.08 hereof and all such party's right, title and interest to principal and interest due on such Qualified Replacement Mortgage after the applicable Subsequent Cut-Off Date; provided, however, that such party shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage on or prior to the applicable Subsequent Cut-Off Date.

              (e) As to each Mortgage Loan released from the Trust Fund in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Trustee will transfer, assign, set over and otherwise convey without recourse or representation, to the party providing such Qualified Replacement Mortgage, all of its right, title and interest in and to such released Mortgage Loan and all the Trust Fund's right, title and interest to principal and interest due on such released Mortgage Loan after the applicable Subsequent Cut-Off Date; provided, however, that the Trust Fund shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Mortgage Loan on or prior to the applicable Subsequent Cut-Off Date.

              (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Depositor and then to the Trustee on behalf of the Trust Fund, the Originator agrees to (i) deliver without recourse to the Custodian, on behalf of the Trustee on the date of delivery of such Qualified Replacement Mortgage the original Note relating thereto, endorsed in blank or to the order of the Trustee, (ii) cause promptly to be recorded an assignment in the appropriate jurisdictions, (iii) deliver the original Qualified Replacement Mortgage and such recorded assignment, together with original or duly certified copies of any and all prior assignments, to the Custodian, on behalf of the Trustee within 15 days of receipt thereof by the Originator (but in any event within 120 days after the date of conveyance of such Qualified Replacement Mortgage), (iv) deliver the title insurance policy, or where no such policy is required to be provided under Section 3.07(b)(i)(B), the other evidence of title in same required in Section 3.07(b)(i)(B) and (v) deliver originals of all assumption, modification, written assurance or substitution agreements, if any.

              (g) As to each Mortgage Loan released from the Trust Fund in connection with the conveyance of a Qualified Replacement Mortgage the Trustee shall cause the Custodian, on behalf of the Trustee to deliver on the date of conveyance of such Qualified Replacement Mortgage to the party providing such Qualified Replacement Mortgage (i) the original Note relating thereto, endorsed without recourse or representation, to such party, (ii) the original Mortgage so released and all assignments relating thereto and (iii) such other documents as constituted the File with respect thereto.

              (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Originator shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

              (i) The Originator shall reflect on its records that the Mortgage Loans have been sold to the Seller. The Seller shall reflect in its records that the Mortgage Loans have been sold to the Depositor. The Depositor shall reflect on its records that the Mortgage Loans have been sold to the Trust Fund.

         Section 3.08. Acceptance by Trustee; Certain Substitutions of Mortgage Loans; Certification by Trustee.

              (a) The Trustee agrees to cause the Custodian to execute and deliver on the Trustee's behalf on the Startup Day an acknowledgment of receipt of the items delivered by the Originator or the Depositor in the form attached as Exhibit G hereto, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Custodian, on behalf of the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Owners. The Trustee agrees to cause the Custodian to review on the Trustee's behalf, for the benefit of the Owners, such items within 45 days after the Startup Day (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Replacement Mortgage or Subsequent Mortgage Loan, within 45 days after the Subsequent Transfer Date) and to deliver to the Trustee, the Depositor, the Seller, the Originator, ARCMI and the Servicer a certification in the form attached hereto as Exhibit H (a "Pool Certification") to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to Section 3.07(b)(i) of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on items (i), (ii), (iii)(A) and (iv) of the Schedule of Mortgage Loans accurately reflects the information set forth in the File. Neither the Trustee nor the Custodian shall have any responsibility for reviewing any File except as expressly provided in this subsection 3.08(a). Without limiting the effect of the preceding sentence, in reviewing any File, neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Trustee is the assignee), whether any document (other than the assignments) has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded. Neither the Trustee nor the Custodian shall be under any duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall either the Trustee or the Custodian be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

              (b) If the Trustee or the Custodian, on behalf of the Trustee during such 45-day period finds any document constituting a part of a File which is not executed, has not been received, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform to the description thereof as set forth in the Schedule of Mortgage Loans, the Trustee or the Custodian, on behalf of the Trustee shall promptly so notify the Depositor, the Originator, ARCMI, the Seller and the Servicer. In performing any such review, the Trustee or the Custodian, on behalf of the Trustee may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's and the Custodian's review of the items delivered by the Depositor pursuant to Section 3.07(b)(i) or the Originator pursuant to Section 3.07(f) is limited solely to confirming that the documents listed in Section 3.07(b)(i) or Section 3.07(f), respectively, have been executed and received, relate to the Files identified in the Schedule of Mortgage Loans and conform to the description thereof in the Schedule of Mortgage Loans. The Originator agrees to use its best efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's notice to the Originator and respecting such defect the Originator has not remedied the defect and the defect materially and adversely affects the interest in the related Mortgage Loan of the Owners, the Originator will, upon delivery of a REMIC Opinion, if necessary, (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and deliver the Substitution Amount to the Servicer for deposit in the Principal and Interest Account or
(ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. The Originator shall obtain a REMIC Opinion addressed to the Seller, ARCMI, the Servicer and the Trustee and acceptable to the Servicer and the Trustee. If the Originator fails to meet its obligations pursuant to and within the time periods specified in this Section 3.08(b), the Trustee shall immediately give notice to ARCMI of such failure and, within 10 Business Days of receipt of such notice, ARCMI shall purchase such Mortgage Loan from the Trust Fund pursuant to the terms of this Section 3.08(b).

              (c) In addition to the foregoing, the Trustee also agrees to cause the Custodian to provide an updated report during the 12th month after the Startup Day indicating the current status of the exceptions previously indicated on the Pool Certification (the "Final Certification"). After delivery of the Final Certification, the Trustee shall cause the Custodian to provide to the Servicer, no less frequently than monthly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

         Section 3.09.  Conveyance of the Subsequent Mortgage Loans.

              (a) Subject to the satisfaction of the conditions set forth in
Section 3.07 and paragraphs (b) and (c) below in consideration of the Trustee's delivery on the relevant Subsequent Transfer Dates to and upon the order of the Depositor of all or a portion of the balance of funds in the Pre-Funding Account, the Originator shall on each Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Seller, the Seller shall sell, transfer, assign, set over and otherwise convey without recourse, to the Depositor and the Depositor shall sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee, all of their right, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal and interest payments due thereon on or prior to the relevant Subsequent Cut-Off Date and the rights to service the Subsequent Mortgage Loans as provided under the Servicing Rights Purchase Agreement) which the Depositor will cause to be delivered to the Trustee therewith (and all substitutions therefor as provided by Sections 3.04, 3.06 and 3.08), together with the related Subsequent Mortgage Loan documents and the Depositor's interest in any Property and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). There shall be no more than three Subsequent Transfer Dates.

         The transfer of the Subsequent Mortgage Loans set forth on the Schedule of Mortgage Loans by the Originator to the Seller, by the Seller to the Depositor and by the Depositor to the Trust shall be absolute and shall be intended by the Owners and all parties hereto to be treated as a sale by the Originator to the Seller, by the Seller to the Depositor and by the Depositor to the Trust. The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. Upon the transfer by the Depositor of the Subsequent Mortgage Loans hereunder, such Subsequent Mortgage Loans (and all principal (including Prepayments collected) and interest due thereon subsequent to the Subsequent Cut-Off Date) and all other rights and interests with respect to such Subsequent Mortgage Loans transferred pursuant to a Subsequent Transfer Agreement shall be deemed for all purposes hereunder to be part of the Trust Fund. The Originator hereby covenants and agrees to use its best efforts to ensure that a sufficient amount of Subsequent Mortgage Loans will be transferred to the Trust Fund during the Funding Period to enable the Pre-Funded Amount to be reduced to less than $100,000.

              (b) The obligation of the Trustee to accept the transfer of the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                   (i) the Depositor shall have provided the Trustee and the Servicer with an Addition Notice not less than five (5) calendar days prior to the proposed Subsequent Transfer Date (unless the Trustee agrees to a shorter time period) and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

                   (ii) the Depositor shall have delivered to the Trustee a duly executed written assignment (including an acceptance by the Trustee) in substantially the form of Exhibit E, which shall include a Schedule of Mortgage Loans, listing the Subsequent Mortgage Loans and any other exhibits listed thereon;

                   (iii) the Depositor shall have deposited in the Principal and Interest Account all principal collected and interest accruing in respect of such Subsequent Mortgage Loans on or after the related Subsequent Cut-Off Date;

                   (iv) as of each Subsequent Transfer Date, none of the Depositor, the Seller or the Originator was insolvent, or will any of them be made insolvent by such transfer, or is any of them aware of any pending insolvency;

                   (v) the Funding Period shall not have ended;

                   (vi) the Depositor shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and paragraph (c) below and in the related Subsequent Transfer Agreement; and

                   (vii) the Depositor shall furnish to the Trustee, at the Depositor's expense, an opinion of counsel with respect to the true sale of the Subsequent Mortgage Loans delivered to the Trust Fund, corporate and enforceability matters and tax consequences to the Trust Fund, if any, resulting from the conveyance to the Trust Fund of the Subsequent Mortgage Loans, each in form and substance satisfactory to the Trustee.

              (c) The obligation of the Trust Fund to purchase Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following requirements, among others: (i) the ratings on the Offered Certificates shall not have been downgraded by any Rating Agency; (ii) such Subsequent Mortgage Loan may not be 60 or more days contractually delinquent as of the Business Day preceding the related Subsequent Cut-Off Date; (iii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 360 months; (iv) such Subsequent Mortgage Loans shall have a loan balance not greater than $500,000; and (v) following the purchase of all of the Subsequent Mortgage Loans by the Trust Fund, the Mortgage Loans, as a whole, (I) will have a weighted average Combined Loan-to-Value Ratio of not more than 76.70%; (II) will have a weighted average Mortgage Rate of not less than 9.695%; and (III) will have a weighted average remaining term to maturity of not less than 350 months.

                              END OF ARTICLE III

                                  ARTICLE IV
                       ISSUANCE AND SALE OF CERTIFICATES

         Section 4.01.  Issuance of Certificates.

         On the Startup Day, upon the Trustee's receipt from the Depositor of an executed Delivery Order in the form set forth as Exhibit I hereto, the Trustee shall authenticate and deliver the Certificates on behalf of the Trust Fund.

         Section 4.02.  Sale of Certificates.

         At 9 a.m., Eastern time on the Startup Day (the "Closing"), at the offices of Brown & Wood LLP, 815 Connecticut Ave., N.W., Washington, D.C. 20006 (or at such other location acceptable to the Originator), the Originator will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Seller, the Seller will sell and convey to Mortgage Loans to the Depositor and the Depositor will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will deliver (i) to the Underwriter, the Depository Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co., or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee, (ii) to the registered owner thereof, a Class X Certificate with an aggregate Percentage Interest of 100% and (iii) to the registered owner thereof, a Class R Certificate with a Percentage Interest equal to 100%.

         Upon the Trustee's receipt of the entire net proceeds of the sale of the Certificates the Depositor shall instruct the Trustee to deposit an amount equal to the Original Pre-Funded Amount in the Pre-Funding Account contributed by the Depositor out of such proceeds or otherwise. The Trustee shall then remit the entire balance of such net proceeds to the Depositor in accordance with instructions delivered by the Depositor.

                               END OF ARTICLE IV

                                   ARTICLE V

                    CERTIFICATES AND TRANSFER OF INTERESTS

         Section 5.01.  Terms.

              (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates or the underlying Notes guaranteed by any Person (except that the Notes may be recourse to the Mortgagors thereof to the extent permitted by law). The Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Servicing Fee and the Trustee Fee), money in the Principal and Interest Account, except as otherwise provided herein, money in the Basis Risk Reserve Fund, money in the Credit Reserve Fund, money in the Pre-Funding Account, earnings and the proceeds of property held as a part of the Trust Estate. Each Certificate entitles the Owner thereof to receive monthly on each Payment Date, in order of priority of distributions with respect to such Class of Certificates as set forth in Section 7.03, a specified portion of such payments with respect to the Mortgage Loans, pro rata in accordance with such Owner's Percentage Interest.

              (b) Each Owner is required, and hereby agrees, to return to the Trustee, at its Corporate Trust Office, any Certificate prior to receiving the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed cancelled and shall no longer be Outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

         Section 5.02.  Forms.

         Each Class of the Offered Certificates shall be in substantially the form set forth as Exhibit A hereto and the Class X Certificates and the Class R Certificates shall be in substantially the forms set forth in Exhibits D and C hereof, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund.

         Section 5.03.  Execution, Authentication and Delivery.

         Each Certificate shall be executed and authenticated on behalf of the Trust Fund, by the manual or facsimile signature of one of the Trustee's Authorized Officers.

         Certificates bearing the manual signature of individuals who were at any time the proper officers of the Trustee shall, upon proper authentication by the Trustee, bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

         The initial Certificates shall be dated as of the Startup Day and delivered at the Closing to the parties specified in Section 4.02 hereof. Subsequently issued Certificates will be dated as of the issuance of the Certificate.

         No Certificate shall be valid until executed and authenticated as set forth above.

         Section 5.04.  Registration and Transfer of Certificates.

              (a) The Trustee shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby initially appointed Registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Owners and the Trustee shall have the right to inspect the Register during the Registrar's normal hours and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Registrar by an Authorized Officer thereof as to the names and addresses of the Owners of the Certificates and the principal amounts and numbers of such Certificates.

         If a Person other than the Trustee is appointed as Registrar by the Owners of a majority of the aggregate Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no longer any Offered Certificates then Outstanding, by a majority of the aggregate Percentage Interests represented by the Class X Certificates, the Trustee will give the Owners prompt written notice of the appointment of such Registrar and of the location, and any change in the location, of the Register.

              (b) Subject to the provisions of Section 5.08 hereof, upon surrender for registration of transfer of any Certificate at the office designated as the location of the Register, upon the direction of the Registrar the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate principal amount or Percentage Interest of the Certificate so surrendered.

              (c) At the option of any Owner, Certificates of any Class owned by such Owner may be exchanged for other Certificates authorized of like Class and tenor and a like aggregate original principal amount or Percentage Interest and bearing numbers not contemporaneously Outstanding, upon surrender of the Certificates to be exchanged at the office designated as the location of the Register. Whenever any Certificate is so surrendered for exchange, upon the direction of the Registrar, the Trustee shall execute, authenticate and deliver the Certificate or Certificates which the Owner making the exchange is entitled to receive.

              (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust Fund and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

              (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Owner thereof or his attorney duly authorized in writing.

              (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust Fund.

              (g) It is intended that the Depository Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of the Depository Certificates shall, except as otherwise provided in Subsection (h), be initially issued in the form of a single fully registered Offered Certificate of such Class. Upon initial issuance, the ownership of each of the Depository Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

         On the Startup Day, no Depository Certificates shall be issued in denominations of less than $100,000. The Class X Certificates shall be issued in minimum Percentage Interests of 20%. The Class R Certificate shall be issued in one certificate with a Percentage Interest equal to 100%.

         The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

         With respect to the Depository Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Servicer, the Originator, the Seller and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds the Depository Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Servicer, the Originator, the Seller and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Depository Certificates, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Depository Certificate as shown in the Register, of any notice with respect to the Offered Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Depository Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Depository Certificates. In addition, the Trustee shall (i) not be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to transfers by Direct or Indirect Participants or beneficial owners of interests in the Depository Certificates; and (ii) have no liability for transfers by any of such Persons of interests in the Depository Certificates made through the book-entry facilities of the Depository or between or among Direct or Indirect Participants or beneficial owners and in violation of the applicable restrictions set forth in this Agreement. No Person other than a registered Owner of a Depository Certificate as shown in the Register shall receive a certificate evidencing such Depository Certificate.

         Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Offered Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

              (h) In the event that (i) (A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities with respect to the Depository Certificates, and
(B) the Trustee or the Depositor is unable to locate a qualified successor,
(ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) Owners representing beneficial interests aggregating not less a majority of the outstanding Percentage Interests of the Depository Certificates identified as such to the Trustee by an Officer's Certificate from the Depository advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Owners of the Depository Certificates, the Trustee shall notify or cause the Registrar to notify the Depository to effect notification to all Owners of the Depository Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Owners of Depository Certificates requesting the same. Upon surrender to the Trustee of the Depository Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

              (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Depository Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Offered Certificates and all notices with respect to such Offered Certificates shall be made and given, respectively, in the manner provided in the Representation Letter.

         Section 5.05.  Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be reasonably required by it to hold the Trustee harmless, then, in the absence of notice to the Trustee or the Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate principal amount, bearing a number not contemporaneously outstanding.

         Upon the issuance of any new Certificate under this Section, the Registrar or Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust Fund.

         Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust Fund, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 5.06.  Persons Deemed Owners.

         The Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by notice to the contrary.

         Section 5.07.  Cancellation.

         All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates may be held by the Trustee in accordance with its standard retention policy.

         Section 5.08.  Limitation on Transfer of Ownership Rights.

              (a) No Transfer, sale, pledge or other disposition of a Restricted Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Securities Act and laws. In the event that a transfer of a Restricted Certificate is to be made under this Section 5.08(a), (i) the Trustee may require an Opinion of Counsel in form and substance satisfactory to the Trustee and the Depositor that such Transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Securities Act and laws or is being made pursuant to said Securities Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit P hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit Q hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Servicer, provided that such representation letter will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

              (b) Transfers of Restricted Certificates may be made in accordance with this Section 5.08(b) if the prospective transferee of a Restricted Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit R attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act. Such transfers shall be deemed to have complied with the requirements of Section 5.08(a) hereof; provided, however, that no Transfer of any of the Restricted Certificates may be made pursuant to this
Section 5.08(b) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

              (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause
(vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                   (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                   (ii) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit K from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.08(c) and agrees to be bound by them.

                   (iii) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (ii) above, if an Authorized Officer of the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                   (iv) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (in the form attached hereto as Exhibit L) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                   (v) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is not a Disqualified Non-United States Person and is not a Disqualified Organization. Transfers of the Class R Certificates to Disqualified Non-United States Persons and Disqualified Organizations are prohibited.

                   (vi) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.08 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become an Owner of a Class R Certificate in violation of the provisions of this Section 5.08, then the last preceding Permitted Transferee shall be restored to all rights as Owner thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Depositor upon receipt of written notice or discovery by an Authorized Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this Section 5.08. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by an Authorized Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 5.08 or for making any payments due on such Certificate to the Owner thereof or taking any other action with respect to such Owner under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Agreement. The Trustee shall be entitled, but not obligated to recover from any Owner of a Class R Certificate that was in fact not a Permitted Transferee at the time it became an Owner or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Owner of such Certificate.

              (d) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

              (e) By acceptance of an ERISA-Restricted Certificate, whether upon original issuance or subsequent transfer, each Owner of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein. In addition, each Owner of an ERISA-Restricted Certificate registered in the book-entry system of the Depository shall be deemed to have made the representation contained in paragraph 2 of Exhibit M hereto. No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit M hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in this Agreement; PROVIDED, HOWEVER, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

              (f) No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of such Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at the prospective transferee's expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of their having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Servicer shall require the prospective transferee of any Class R Certificate to certify in the form of Exhibit P or Exhibit R that (A) it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing a Class R Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan and (B) all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan.

         Section 5.09.  Assignment of Rights.

         An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust Fund without compliance with the provisions of Section 5.04 and Section 5.08 hereof.

         Section 5.10.  Determination of LIBOR.

              (a) On each LIBOR Determination Date the Trustee shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

                   (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places);

                   (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either (A) the rate per annum which the Trustee determines to be the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks; and

                   (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

              (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIUS01M" on the Bloomberg Financial Markets Commodities News.

              (c) As used herein, "Reference Banks" shall mean four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Bloomberg Screen LIUS01M Index Page" (as described in the definition of LIBOR) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Depositor shall use its best efforts to designate alternate Reference Banks.

              (d) If (i) with respect to any LIBOR Determination Date LIBOR is determined pursuant to clause (a)(iii) of this Section and (ii) on the next succeeding LIBOR Determination Date LIBOR would, without giving effect to this paragraph (d), be determined pursuant to such clause (a)(iii), then the Trustee shall select an alternative interest rate index over which the Trustee has no control that is used for determining Eurodollar lending rates and is calculated and published (or otherwise made available) by an independent third party, and such alternative interest rate index shall constitute LIBOR for all purposes hereof.

                               END OF ARTICLE V

                                  ARTICLE VI

                                   COVENANTS

         Section 6.01.  Distributions.

         On each Payment Date, the Trustee will withdraw amounts from the related Account(s) and make the distributions with respect to the Certificates in accordance with the terms of the Certificates and this Agreement. Such distributions shall be made (i) by check or draft mailed on each Payment Date or (ii) if requested by any Owner of (A) an Offered Certificate having an original principal balance of not less than $1,000,000 or (B) a Class X or Class R Certificate having a Percentage Interest of not less than 10% in writing not later than five Business Days prior to the applicable Record Date (which request does not have to be repeated unless it has been withdrawn), to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Payment Date, in each case to each Owner of record on the immediately preceding Record Date.

         Section 6.02.  Money for Distributions to be Held in Trust;
Withholding.

              (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate Account shall be made by and on behalf of the Trustee, and no amounts may be so withdrawn from the Certificate Account for payments of Certificates except as provided in this Section.

              (b) Whenever the Depositor has appointed one or more Paying Agents pursuant to Section 11.15 hereof, the Trustee will, on the Business Day immediately preceding each Payment Date, deposit with such Paying Agents in immediately available funds an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Certificate Account for the Class to which such amounts are due) such sum to be held in trust for the benefit of the Owners entitled thereto.

              (c) The Depositor may at any time direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              (d) The Depositor shall require each Paying Agent, including the Trustee on behalf of the Trust Fund, to comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

              (e) Any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Offered Certificate or Class X Certificate and remaining unclaimed by the Owner of such Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid to the Owner of the Class R Certificate; and the Owner of such Offered Certificate shall thereafter, as an unsecured general creditor, look only to the Owner of the Class R Certificate for payment thereof (but only to the extent of the amounts so paid to the Owner of the Class R Certificate) and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent before being required to make any such payment, may at the expense of the Trust cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Owner of the Class R Certificate. The Trustee shall, at the direction of the Depositor, also adopt and employ, at the expense of the Trust Fund, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Registrar, the Trustee or any Paying Agent, at the last address of record for each such Owner).

         Section 6.03.  Protection of Trust Estate.

              (a) The Trustee will hold the assets of the Trust Fund in trust for the benefit of the Owners and, at the request of the Depositor, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request from the Depositor, to:

                   (i) more effectively hold in trust all or any portion of the Trust Estate;

                   (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

                   (iii)enforce any of the Mortgage Loans; or

                   (iv) preserve and defend title to the assets of the Trust Fund and the rights of the Trustee, and the interests of the Owners represented thereby, in such Trust Fund against the contrary claims of all Persons and parties.

         The Trustee shall send copies of any request received from the Depositor to take any action pursuant to this Section 6.03 to the other parties hereto.

              (b) The Trustee shall have the power to enforce, and shall enforce the obligations and rights of the other parties to this Agreement or the Owners, by action, suit or proceeding at law or equity; provided, however, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested to take such action by the Owners of at least a majority of the Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no longer any Offered Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class X Certificates.

              (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties, or adversely affect its rights and immunities hereunder.

         Section 6.04.  Performance of Obligations.

         The Trustee will not take any action that would release any Person from any of such Person's covenants or obligations under any instrument or document relating to the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

         The Trustee may contract with other Persons to assist it in performing its duties hereunder pursuant to Section 10.03(g).

         Section 6.05.  Negative Covenants.

         The Trustee will not permit the Trust Fund to:

                   (i) sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund except as expressly permitted by this Agreement;

                   (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the assets of the Trust Fund;

                   (iii) incur, assume or guaranty any indebtedness of any Person except pursuant to this Agreement;

                   (iv) dissolve or liquidate in whole or in part, except pursuant to Article IX hereof; or

                   (v) (A) permit the validity or effectiveness of this Agreement to be impaired, or permit any Person to be released from any covenants or obligations with respect to the Trust Fund or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden assets of the Trust Fund or any part thereof or any interest therein or the proceeds thereof.

         Section 6.06.  No Other Powers.

         The Trustee will not permit the Trust Fund to engage in any business activity or transaction other than those activities permitted by Section 2.03 hereof.

         Section 6.07.  Limitation of Suits.

         No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or for the appointment of a receiver or trustee of the Trust Fund, or for any other remedy with respect to an event of default hereunder, unless:

                           (1) such Owner has previously given written notice
                  to the Depositor, and the Trustee of such Owner's intention to institute such proceeding;

                           (2) the Owners of not less than a majority of the
                  Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no Offered Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class X Certificates, shall have made written request to the Trustee to institute such proceeding in its own name as Trustee establishing the Trust;

                           (3) such Owner or Owners have offered to the
                  Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (4) the Trustee for 30 days after its receipt of
                  such notice, request and offer of indemnity has failed to institute such proceeding; and

                           (5) no direction inconsistent with such written
                  request has been given to the Trustee during such 30-day period by the Owners of a majority of the Percentage Interests represented by the Offered Certificates or, if there are no Offered Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class X Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

         Section 6.08.  Unconditional Rights of Owners to Receive Distributions.

         Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

         Section 6.09.  Rights and Remedies Cumulative.

         Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee or to the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.10.  Delay or Omission Not Waiver.

         No delay of the Trustee or any Owner of any Certificate to exercise any right or remedy under this Agreement with respect to any event described in Section 8.19(a) or (b) shall impair any such right or remedy or constitute a waiver of any such event or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Owners, as the case may be.

         Section 6.11.  Control by Owners.

         The Owners of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding or, if there are no longer any Offered Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class X Certificates then Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund, including, but not limited to, those powers set forth in
Section 6.03 and Section 8.19 hereof, provided that:

                           (1) such direction shall not be in conflict with
                  any rule of law or with this Agreement;

                           (2) the Trustee shall have been provided with
                  indemnity satisfactory to it; and

                           (3) the Trustee may take any other action deemed
                  proper by the Trustee, as the case may be, which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

         Section 6.12.  Access to Owners of Certificates' Names and Addresses.

              (a) If any Owner (for purposes of this Section 6.12, an "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Owners with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Owners of record as of the most recent Payment Date.

              (b) Every Owner, by receiving and holding such list, agrees with the Trustee that the Trustee shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Owners hereunder, regardless of the source from which such information was derived.

         Section 6.13.  Year 2000.

         The Trustee has undertaken a firmwide initiative to address the year 2000 issue. The Trustee does not believe that the transition to the year 2000 will materially affect its ability to perform its functions on behalf of the Trust Estate or have a material financial impact on the Trust Estate. However, the Trustee does not guarantee to the Trust Fund or the Certificateholders that the systems of other companies, on which the Trustee's systems might rely, will be timely converted or that a failure to convert by another company or a conversion that is incompatible with the Trustee's systems will not have a material adverse effect on the Trust Estate.

                               END OF ARTICLE VI

                                  ARTICLE VII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 7.01.  Collection of Money.

         Except as otherwise expressly provided herein, the Trustee shall demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any Subservicer. The Trustee shall hold all such money and property received by it, other than pursuant to or as contemplated by
Section 6.02(e) hereof, as part of the Trust Fund and shall apply it as provided in this Agreement.

         Section 7.02.  Establishment of Accounts.

              (a) The Depositor shall cause to be established on the Startup Day, and the Trustee shall maintain at the Corporate Trust Office as a segregated account, the Certificate Account, to be held by the Trustee on behalf of the Owners of the Certificates and the Trustee.

              (b) The Depositor shall cause to be established, and the Trustee shall maintain, at the Corporate Trust Office a segregated account, referred to herein as the "Pre-Funding Account" to be held by the Trustee in the name of the Trust for the benefit of the Owners. For federal income tax purposes, the Depositor shall be the owner of such account and such account shall not be treated as assets of any REMIC created pursuant to this Agreement.

              (c) The Trustee shall invest the funds in the Certificate Account only in Eligible Investments. With respect to each Payment Date, investment income realized from any such Eligible Investment shall be for the benefit of the Trustee as additional compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Trustee out of its own funds immediately as realized.

         Section 7.03.  Distributions from the Certificate Account.

              (a) On each Payment Date the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account the Total Distribution Amount for such date, shall allocate such amount to the interests issued in respect of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 and shall distribute such amount as specified in this Section.

              (b) On each Payment Date, the Trustee shall distribute the Interest Remittance Amount for such date in the following order of priority:

                   (i) to the Trustee, the Trustee Fee for such Payment Date;

                   (ii) to the Class A Certificates, Current Interest for such Class for such Payment Date and any Interest Carryforward Amount for such Class for such Payment Date;

                   (iii) to the Class M1 Certificates, Current Interest for such Class and such Payment Date;

                   (iv) to the Class M2 Certificates, Current Interest for such Class and such Payment Date;

                   (v) to the Class B Certificates, Current Interest for such Class and such Payment Date; and

                   (vi) for application as part of Monthly Excess Cashflow Amount for such Payment Date, as provided in subsection (d) of this Section, any Interest Remittance Amount remaining after application pursuant to clauses (i) through (v) above.

              (c) On each Payment Date, the Trustee shall distribute the Principal Distribution Amount for such date as follows:

                   (i) On each Payment Date (a) prior to the Stepdown Date or
         (b) with respect to which a Trigger Event has occurred, the Trustee will make the following distributions in the following order:

                           (1) to the Class A Certificates, the Principal
                  Distribution Amount, until the Class Principal Balance of such Class has been reduced to zero;

                           (2) to the Class M1 Certificates, the remaining
                  Principal Distribution Amount, if any, until the Class Principal Balance of such Class has been reduced to zero;

                           (3) to the Class M2 Certificates, the remaining
                  Principal Distribution Amount, if any, until the Class Principal Balance of such Class has been reduced to zero;

                           (4) to the Class B Certificates, the remaining
                  Principal Distribution Amount, if any, until the Class Principal Balance of such Class has been reduced to zero; and

                           (5) for application as part of Monthly Excess
                  Cashflow Amount for such Payment Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (1) through (4) above.

                   (ii) On each Payment Date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event has not occurred, the Principal Distribution Amount for such date will be distributed in the following order of priority:

                           (1) to the Class A Certificates, an amount equal to
                  the lesser of (x) the Principal Distribution Amount for such Payment Date and (y) the Senior Principal Distribution Amount for such date, until the Class Principal Balance has been reduced to zero;

                           (2) to the Class M1 Certificates, an amount equal
                  to the lesser of (x) the remaining Principal Distribution for such Payment Date and (y) the Class M1 Principal Distribution Amount for such date, until the Class Principal Balance has been reduced to zero;

                           (3) to the Class M2 Certificates, an amount equal
                  to the lesser of (x) the remaining Principal Distribution Amount for such Payment Date and (y) the Class M2 Principal Distribution Amount for such date, until the Class Principal Balance has been reduced to zero;

                           (4) to the Class B Certificates, an amount equal to
                  the lesser of (x) the Principal Distribution Amount for such Payment Date and (y) the Class B Principal Distribution Amount for such date, until the Class Principal Balance has been reduced to zero; and

                           (5) for application as part of Monthly Excess
                  Cashflow Amount for such Payment Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (1) through (4) above.

         Notwithstanding the foregoing, on any Payment Date on which the Class Principal Balance of each Class of Certificates having a higher priority of distribution has been reduced to zero, any remaining Principal Distribution Amount will be distributed to the remaining Certificates in the order of priority set forth above until the Class Principal Balance of each such Class has been reduced to zero.

              (d) On each Payment Date, the Trustee shall distribute the Monthly Excess Cashflow Amount, and to the extent required to pay amounts due under clauses d(i) through d(xii) below until the Payment Date in April 2000 after the application of Monthly Excess Cashflow Amount, amounts in the Credit Reserve Fund, on each Payment Date in the following order of priority:

                   (i) to the extent of Monthly Excess Interest, to fund the Extra Principal Distribution Amount for that Payment Date;

                   (ii) to the Basis Risk Reserve Fund and then to the Class A Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall with respect to such Class;

                   (iii) to the Basis Risk Reserve Fund and then to the Class M1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall with respect to such Class;

                   (iv) to the Basis Risk Reserve Fund and then to the Class M2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall with respect to such Class;

                   (v) to the Basis Risk Reserve Fund and then to the Class B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall with respect to such Class;

                   (vi) to the Class M1 Certificates, any Interest Carryforward Amount for such Class;

                   (vii) to the Class M1 Certificates, any Realized Loss Amortization Amount for such Class;

                   (viii) to the Class M2 Certificates, any Interest Carryforward Amount for such Class;

                   (ix) to the Class M2 Certificates, any Realized Loss Amortization Amount for such Class;

                   (x) to the Class B Certificates, any Interest Carryforward Amount for such Class;

                   (xi) to the Class B Certificates, any Realized Loss Amortization Amount for such Class;

                   (xii) to the Basis Risk Reserve Fund, the Required Reserve Fund Deposit;

                   (xiii) until the Payment Date in April 2000, to the Credit Reserve Fund, the Credit Reserve Fund Deposit Amount;

                   (xiv) to the Class X Certificate, the amount the Class X Distributable Amount together with any amounts withdrawn from the Basis Risk Reserve Fund for distribution with respect to the Class X Certificate pursuant to Section 7.06(c) and (d) ; and

                   (xv) subject to Section 11.16(g), to the Class R Certificate, any remaining amount.

         Section 7.04.  Allocation of Losses.

         On each Payment Date, the Class Principal Balances of the Class M1, Class M2 and Class B Certificates will be reduced by the amount of any Applied Realized Loss Amount for such date, in the following order of priority:

                      (i) to the Class B Certificates, until the Class Principal Balance thereof has been reduced to zero;

                      (ii) to the Class M2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

                      (iii)to the Class M1 Certificates, until the Class Principal Balance thereof has been reduced to zero.

         Section 7.05.  REMIC 1, REMIC 2, REMIC 3 and REMIC 4 Allocations.

              (a) The initial principal balances of the Class T1-1, Class T1-2 and Class T1-3 Interests shall equal 98%, 1% and 1%, respectively, of the sum of the Original Aggregate Loan Balance and the Original Pre-Funded Amount. With respect to each Payment Date, 98% of all collections and other recoveries allocable to principal will be allocated to the Class T1-1 Interest. Remaining amounts allocable to principal on such Payment Date will be allocated first to the Class T1-3 Interest up to an amount equal to 2% of any amount that represents an Adjusted Overcollateralization Release Amount with respect to such Payment Date, but only to the extent of the Extra Principal Distribution Amounts distributed on preceding Payment Dates, and then equally to the Class T1-2 and Class T1-3 Interests. Interest accruing on the Class T1-3 Interest in respect of each Payment Date in an amount equal to 1% of the Extra Principal Distribution Amount for the Payment Date will be deferred and added to the principal balance of the Class T1-3 Interest. The amount of interest accrued and deferred on the Class T1-3 Interest in accordance with the preceding sentence in respect of each Payment Date shall be distributed as principal on such date to the Class T1-2 Interest. Prepayment penalties included in the Interest Remittance Amount are to be allocated among the Class T1-2 and Class T1-3 Interests in proportion to their principal balances.

              (b) On each Payment Date, the Realized Losses for such date shall be allocated 98% to the Class T1-1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T1-3 Interest to the extent that the principal balance of the Class T1-3 Interest exceeds that of the Class T1-2 Interests and then equally between the Class T1-2 Interest and the Class T1-3 Interest.

              (c) The initial principal balances of the Class T2-1 Interest, Class T2-2 Interest and Class T2-3 Interest shall equal 98%, 1% and 1%, respectively, of the sum of the Original Aggregate Loan Balance and the Original Pre-Funded Amount. The Class T2-4 Interest shall not have a principal balance. On each Payment Date, all collections and other recoveries allocable to principal will be allocated 98% to the Class T2-1 Interest. Remaining amounts allocable to principal on such Payment Date will be allocated first to the Class T2-3 Interest up to an amount equal to 2% of any amount that represents an Adjusted Overcollateralization Release Amount for such Payment Date, but only to the extent of the Extra Principal Distribution Amounts distributed on preceding Payment Dates, and then equally to the Class T2-2 and Class T2-3 Interests. Interest accruing on the Class T2-3 Interest in respect of such Payment Date in an amount equal to 1% of the Extra Principal Distribution Amount for the Payment Date will be deferred and added to the principal balance of the Class T2-3 Interest. The amount of interest accrued and deferred on the Class T2-3 Interest in accordance with the preceding sentence in respect of each Payment Date shall be distributed as principal to the Class T2-2 Interest. Prepayment penalties included in the Interest Remittance Amount are to be allocated among the Class T2-1, Class T2-2 and Class T2-3 Interest in proportion to their principal balances.

              (d) On each Payment Date, the Realized Losses for such date shall be allocated 98% to the Class T2-1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T2-3 Interest to the extent that the principal balance of the Class T2-3 Interest exceeds that of the Class T2-2 Interest and then equally between the Class T2-2 Interest and the Class T2-3 Interests.

              (e) On each Payment Date, Class T2-4 Interest shall be entitled to the Class T2-4 Distributable Amount.

              (f) On each Payment Date, principal that is distributed with respect to the Class T2-1, Class T2-2, and Class T2-3 Interests will be distributed with respect to the Class T3-1, Class T3-2, Class T3-3, and Class T3-4 Interests in the same priority as the Principal Distribution Amount is allocated among the Corresponding Class of Certificates pursuant to Section 7.03(c).

              (g) On each Payment Date, interest that accrues on the Class T3-5 Interest and the Class T3-6, Class T3-7, and Class T3-8 Distributable Amounts will not be distributed currently with respect to those interests but will be deferred and added to the outstanding balances of those interests to the extent the Targeted Overcollateralization Amount exceeds the Adjusted Overcollateralization Amount for such date. Any amount so deferred will be distributed as principal on the Class T3-1, Class T3-2, Class T3-3, and Class T3-4 Interests in the same priority as the Principal Distribution Amount is allocated among the Corresponding Class of Certificates pursuant to Section 7.03(c). Amounts deferred with respect to the Class T3-6, Class T3-7, and Class T3-8 Interests will not bear interest. To the extent amounts are not deferred, they will be distributed with respect to the Class T3-5, Class T3-6, Class T3-7, and Class T3-8 Interests. The deferred balances of the Class T3-5, Class T3-6, Class T3-7, and Class T3-8 Interests (and the initial balance of the Class T3-5 Interest) will be distributed on each Payment Date for which there is an Adjusted Overcollateralization Release Amount.

              (h) On each Payment Date, Realized Losses shall be allocated in the following priority:

                   (i) FIRST, to the Class T3-1 Interest, to the extent that its principal balance exceeds the principal balance of the Class T4-1 Interest as of such Payment Date (after giving effect to any distributions made on such date);

                   (ii) SECOND, to the Class T3-2 Interest, to the extent that its principal balance exceeds the principal balance of the Class T4-2 Interest as of such Payment Date (after giving effect to any distributions made on such date);

                   (iii) THIRD, to the Class T3-3 Interest, to the extent that its principal balance exceeds the principal balance of the Class T4-3 Interest as of such Payment Date (after giving effect to any distributions made on such date);

                   (iv) FOURTH, in proportion to their relative balances, to the Class T3-5, Class T3-6, Class T3-7, and Class T3-8 Interests; and

                   (v) FIFTH, in a manner that will cause the balance on each REMIC 3 Regular Interest to equal the balance of the Corresponding Class of Certificates.

              (i) On each Payment Date, principal that is distributed with respect to the Class T3-1, Class T3-2, Class T3-3, and Class T3-4 Interests will be distributed with respect to the Class T4-1, Class T4-2, Class T4-3, and Class T4-4 Interests in the same priority as the Principal Distribution Amount is allocated among the Corresponding Class of Certificates pursuant to
Section 7.03(c).

              (j) On each Payment Date, interest that accrues on the Class T4-5 Interest and the Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Distributable Amounts will not be distributed currently with respect to those interests but will be deferred and added to the outstanding balances of those interests to the extent the Targeted Overcollateralization Amount exceeds the Overcollateralization Amount for such date. Any amount so deferred will be distributed as principal on the Class T4-1, Class T4-2, Class T4-3, and Class T4-4 Interests in the same priority as the Principal Distribution Amount is allocated among the Corresponding Class of Certificates pursuant to Section 7.03(c). Amounts deferred with respect to the Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Interests will not bear interest. To the extent amounts are not deferred, they will be distributed with respect to the Class T4-5, Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Interests. The deferred balances of the Class T4-5, Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Interests (and the initial balance of the Class T4-5 Interest) will be distributed on each Payment Date for which there is an Overcollateralization Release Amount. On any Payment Date, amounts distributed from REMIC 4 with respect to the Class T4-5, Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Interests shall be retained by the Trustee to the extent the Trustee is required to deposit such amounts in the Basis Risk Reserve Fund or the Credit Reserve Fund.

              (k) On each Payment Date, Realized Losses shall be allocated first among the class T4-5, Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10, and Class T4-11 Interests in proportion to their relative balances on such date until the balance of each such interest is reduced to zero. Thereafter, Realized losses will be allocated among the Class T4-1, Class T4-2, Class T4-3, and Class T4-4 Interests in accordance with the allocation of the Applied Realized Loss Amount among the Corresponding Classes of Certificates pursuant to Section 7.04.

         Section 7.06.  Basis Risk Reserve Fund.

              (a) On the Startup Day, the Trustee shall establish and maintain in its name, in trust for the benefit of the holders of the Class A, Class M1, Class M2 and Class B Certificates, a Basis Risk Reserve Fund, into which the Depositor shall deposit $1,000. The Basis Risk Reserve Fund shall be held in an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

              (b) On each Payment Date on which the Net Excess Spread is less than 0.25%, the Trustee shall transfer the Required Reserve Fund Deposit from the Certificate Account to the Basis Risk Reserve Fund pursuant to Section 7.03(d)(xii). The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Section 7.03(d)(ii) through (v).

              (c) Funds in the Basis Risk Reserve Fund shall be invested in Eligible Investments and must mature no later than the Business Day prior to each Payment Date. Any earnings on such amounts shall be distributed to the Class X Certificate pursuant to Section 7.03(d)(xiv). The Class X Certificate shall evidence ownership of the Basis Risk Reserve Fund for federal income tax purposes and the Owner thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein and must mature no later than the Business Day prior to each Payment Date. In the absence of written instructions from the Class X Certificateholder as to investment of funds on deposit in the Basis Risk Reserve Fund, such funds shall be invested in the money market funds described in Section 7.09(k). Any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Reserve Fund Deposit on any Payment Date shall be distributed to the Class X Certificate on the following Payment Date.

              (d) Upon termination of the Trust, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Class X Certificateholder pursuant to Section 7.03(d)(xiv).

         Section 7.07.  Pre-Funding Account.

              (a) On the Startup Day, the Depositor will deposit in the Pre-Funding Account, on behalf of the Owners of the Offered Certificates, from the proceeds of the sale of the Offered Certificates, the Original Pre-Funded Amount. The Pre-Funding Account shall be an Eligible Account.

              (b) On any Subsequent Transfer Date, the Depositor shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Loan Balances of the Subsequent Mortgage Loans sold to the Trust Fund on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in Sections 3.07 and 3.09 hereof with respect to such transfer. In no event shall the Depositor be permitted to instruct the Trustee to release from the Pre-Funding Account to the Certificate Account with respect to Subsequent Mortgage Loans to be transferred an amount in excess of the Original Pre-Funded Amount.

              (c) At the end of the Pre-Funding Period, the Depositor shall instruct the Trustee to withdraw from the Pre-Funding Account the amount (exclusive of any related Pre-Funding Account Earnings still on deposit therein) remaining in the Pre-Funding Account and deposit such amount to the Certificate Account, on the next Monthly Remittance Date for distribution on the next Payment Date. In addition, at the end of the Pre-Funding Period the Trustee will withdraw all Pre-Funding Account Earnings on deposit in the Pre-Funding Account on the next Payment Date for distribution to the Depositor.

              (d) In connection with the end of the Pre-Funding Period, the Trustee shall determine: (i) the amount and correct dispositions of the Pre-Funding Account Earnings and the Pre-Funded Amount and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account. In the event that any amounts are released as a result of an error in calculation to the Owners or Depositor from the Pre-Funding Account, such Owners or the Depositor shall immediately repay such amounts to the Trustee.

              (e) The Pre-Funding Account is not an asset of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 formed hereunder.

         Section 7.08.  Investment of Accounts.

              (a) Except as provided below, consistent with any requirements of the Code, all or a portion of any Account held by the Trustee for the benefit of the Owners shall be invested and reinvested by the Trustee in the name of the Trustee for the benefit of the Owners, as directed in writing by the party who benefits from such investment, which shall be the Depositor in the case of the Pre-Funding Account and the Servicer in the case of the Principal and Interest Account, in one or more Eligible Investments bearing interest or sold at a discount. The earnings on the Principal and Interest Account are payable to the Servicer as additional compensation for the performance of its duties as Servicer. Earnings on Eligible Investments of funds in the Certificate Account are payable pursuant to Section 7.02(c) to the Trustee as additional compensation for the performance of its duties as Trustee. The bank serving as Trustee or any affiliate thereof may be the obligor, manager or advisor on any investment which otherwise qualifies as an Eligible Investment. No investment in any Account held by the Trustee shall mature later than the Business Day immediately preceding the next Payment Date.

         If any Person entitled hereunder to give investment directions with respect to an Account held by the Trustee shall have failed to give investment directions to the Trustee then the Trustee shall invest the funds in such Account in money market funds described in Section 7.09(k) to be redeemable without penalty no later than the Business Day immediately preceding the next Payment Date.

              (b) Subject to Section 10.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor in its corporate capacity thereon).

              (c) All income from investments in any Account held by the Trustee shall be deposited in such Account immediately on receipt (other than the Principal and Interest Account, which income or other gains shall be retained by the Servicer and the Certificate Account, which income or other gains shall be retained by the Trustee), and any loss resulting from such investments shall be charged to such Account, provided that the Servicer and the Trustee shall each contribute funds in an amount equal to such loss in the case of the Principal and Interest Account and the Certificate Account, respectively.

         Section 7.09.  Eligible Investments.

         The following are Eligible Investments:

              (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Federal Housing Administration debentures, Freddie Mac senior debt obligations, and Fannie Mae senior debt obligations but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

              (b) Federal Housing Administration debentures; provided, that any such investment shall be rated in one of the two highest ratings categories by each Rating Agency;

              (c) Freddie Mac participation certificates and other Freddie Mac guaranteed mortgage-backed securities and senior debt obligations;

              (d) Consolidated senior debt obligations of any Federal Home Loan Banks;

              (e) Fannie Mae mortgage-backed securities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations;

              (f) Federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by DCR, if rated by DCR, and A-1 by Standard and Poor's;

              (g) Deposits of any bank or savings and loan association (the long-term deposit rating of which is BBB- or better by Standard and Poor's and BBB- or better by DCR, if rated by DCR) which has combined capital, surplus and undivided profits of at least $50,000,000, which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

              (h) Investment agreements provided:

                   (i) The agreement is with a bank or insurance company which has unsecured, uninsured and unguaranteed senior debt obligations rated AA or better by Standard and Poor's and AA or better by DCR, if rated by DCR, or is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed senior debt obligation meeting such rating requirements, and

                   (ii) Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date), and

                   (iii)The agreement is not subordinated to any other obligations of such insurance company or bank, and

                   (iv) The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

                   (v) The Trustee receives an opinion of counsel (at the expense of the party requesting the investment) that such agreement is an enforceable obligation of such insurance company or bank;

              (i) Repurchase agreements collateralized by securities described in (a) or (c) above with any registered broker/dealer subject to the Securities Investors Protection Corporation's jurisdiction and subject to applicable limits therein promulgated by Securities Investors Protection Corporation or any commercial bank, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed short-term or long-term obligation rated A-1+ or AA, respectively, or better by Standard and Poor's, and A-1+ or AA, respectively or better by DCR, if rated by DCR, provided:

                   (i) A master repurchase agreement or specific written repurchase agreement governs the transaction, and

                   (ii) The securities are held free and clear of any lien by the Trustee or an independent third party acting solely as agent for the Trustee, and such third party is (a) a Federal Reserve Bank or
         (b) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $125 million, and the Trustee shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Trustee, and

                   (iii) A perfected first security interest under the Uniform Commercial Code, or book entry procedures prescribed at 31 CFR 306.1 et seq. or 31 CFR 350.0 et seq., in such securities is created for the benefit of the Trustee, and

                   (iv) The repurchase agreement has a term of thirty days or less and the Trustee will value the collateral securities no less frequently than monthly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation, and

                   (v) The fair market value of the collateral securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 106%.

              (j) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of each Rating Agency having a remaining maturity of not more than 30 days; and

              (k) Investments in no load money market funds registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act and rated no lower than AAA by Standard and Poor's and AAA by DCR, if rated by DCR, including any such funds for which the Trustee or any affiliate of the Trustee acts as manager or advisor;

provided that no instrument described above shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that all instruments described hereunder shall mature at par on or prior to the next succeeding Payment Date unless otherwise provided in this Agreement and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         Section 7.10.  Reports by Trustee.

              (a) On each Payment Date, the Trustee shall make the following information available to the Depositor, the Seller, the Originator, ARCMI, each Owner, the Underwriter and their designees (designated in writing to the Trustee) and the Rating Agencies:

                   (i) The aggregate amount then on deposit in the Certificate Account prior to making any distributions on such Payment Date;

                   (ii) the amount of interest and principal to be distributed with respect to each Class of the Certificates (based on a Certificate in the original principal amount of $1,000);

                   (iii) the amount of such distribution allocable to scheduled principal on the Mortgage Loans in the aggregate, separately identifying the aggregate amount of any Prepayments, repurchases or Liquidation Proceeds (based on a Certificate in the original principal amount of $1,000);

                   (iv) the amount of such distribution allocable to interest on the Mortgage Loans (based on a Certificate in the original principal amount of $1,000);

                   (v) the principal amount of each Class of Certificates (based on a Certificate in the original principal amount of $1,000) which will be Outstanding and the aggregate Loan Balance, in each case after giving effect to any payment of principal on such Payment Date;

                   (vi) the Total Loan Balance and the Assumed Total Loan Balance, after giving effect to any payment of principal on such Payment Date;

                   (vii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

                   (viii) the weighted average Mortgage Rate and the weighted average remaining term to maturity of the Mortgage Loans, calculated both as of the first day of the related Collection Period;

                   (ix) the Servicing Fees and Trustee Fees;

                   (x) the amount of any Extra Principal Distribution Amount;

                   (xi) the Senior Enhancement Percentage, the Target Overcollateralization Amount, the Overcollateralization Amount or Overcollateralization Deficiency and whether a Trigger Event has occurred as shown by the Three Month Delinquency Rate;

                   (xii) the Certificate Principal Balance of each Class of the Offered Certificates then outstanding after giving effect to any payment of principal on such Payment Date;

                   (xiii) the amount of any Applied Realized Loss Amount and the Realized Loss Amortization Amount for each Class of Subordinated Certificates as of the close of such Payment Date;

                   (xiv) the Pass-Through Rate applicable to each Class of Offered Certificates;

                   (xv) the amount of Interest Carryforward Amount for each Class of Offered Certificates after distributions on that Payment Date;

                   (xvi) the amount of Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls for each Class of Offered Certificates after that Payment Date;

                   (xvii) the amount of Delinquency Advances included in distributions on that Payment Date;

                   (xviii) the amount of any prepayments or amounts from the Pre-Funding Account distributed as payments of principal on that Payment Date;

                   (xix) any amounts in the Credit Reserve Fund and the Basis Risk Reserve Fund;

                   (xx) any amount distributed to the holders of the Class X and Class R Certificates;

                   (xxi) the number and aggregate principal balances of Mortgage Loans (a) 30-59 days Delinquent, (b) 60-89 days Delinquent, and (c) 90 or more days Delinquent (inclusive of foreclosures, REO Properties and bankruptcies), as of the close of business on the last Business Day of the related Collection Period;

                   (xxii) the amount, if any, of Realized Losses for the related Remittance Period;

                   (xxiii) the Delinquency Rate and the Three Month Delinquency Rate;

                   (xxiv) the number and Total Loan Balances of all Mortgage Loans as of the last day of the related Collection Period;

                   (xxv) the number and dollar amounts of all Mortgage Loans in foreclosure proceedings as of the close of business on the last day of the prior Collection Period;

                   (xxvi) the number of Mortgagors and the Loan Balances of the related Mortgage Loans involved in bankruptcy proceedings as of the close of business on the last day of the prior Collection Period;

                   (xxvii) the number and aggregate principal balance of Mortgage Loans and related to REO Properties and, to the extent reported by the Servicer, the aggregate book value of the Mortgage Loans related to REO Properties (as of the last day such value was determined);

                   (xxviii) the total of any Substitution Amounts and any Loan Purchase Price amounts; and

                   (xxix) the Total Loan Balance of 60 or more days Delinquent as of the last day of the prior Collection Period.

         The Trustee will make such information available each month to Certificateholders and to the other parties hereto via the Trustee's internet website and its fax-on-demand service. The Trustee's internet website shall initially be located at "www.ctslink.com." The Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at (301) 815-6600. The Trustee shall have the right to change the way such information is distributed in order to make such distribution more convenient and/or more accessible to such Persons and the Trustee shall provide timely and adequate notifications to all such Persons regarding any such changes.

         The Servicer shall provide to the Trustee the information required by
Section 8.25(a) with respect to the Mortgage Loans to enable the Trustee to perform its reporting obligations under this Section, and the obligations of the Trustee under this Section (to the extent dependent thereon) are conditioned upon such information being received and shall be based solely upon information contained in the Servicer's Monthly Servicing Report provided by the Servicer to the Trustee, and the Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

         Within a reasonable time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was an Owner of a Certificate, if requested in writing by such person, a statement containing the information described in clauses (iii) and (iv) above, aggregated for such calendar year or applicable portion thereof during which such person was an Owner. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information has been prepared and furnished by the Trustee to Owners pursuant to any requirements of the Code as in effect from time to time.

              (b) The Servicer shall furnish to the Trustee, during the term of this Agreement, such information reasonably available to it and not specifically provided for herein, with respect to Mortgage Loans serviced by it, as may be necessary, reasonable, or appropriate with respect to the purposes of this Agreement, such information to be provided by and in accordance with such applicable instructions and directions as the Trustee may reasonably require.

         Section 7.11.  Additional Reports by Trustee.

         The Trustee, upon request, shall provide monthly bank statements to the Depositor, the Originator, the Seller, the Underwriter and each Owner, with respect to the amount on deposit in the Certificate Account and the identity of the investments included therein. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Depositor or the Originator, transmit promptly to the Depositor, and the Originator copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Servicer and shall notify the Originator and the Servicer if any Total Distribution Amount has not been received by the Trustee when due.

         Section 7.12.  Credit Reserve Fund.

              (a) On the Startup Day, the Trustee shall establish and maintain in its name, in trust for the benefit of the Owner of the Class A, Class M1, Class M2, and Class B Certificates, a Credit Reserve Fund. The Credit Reserve Fund shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. During the first six Payment Dates, the Trustee shall deposit in the Credit Reserve Fund from the Certificate Account Monthly Excess Cashflow Amount to the extent provided in Section 7.03(d)(xiii). Amounts in the Credit Reserve Fund shall be invested in Eligible Investments and must mature no later than the Business Day prior to each Payment Date. The Class X Certificate shall evidence ownership of Credit Reserve Fund for federal income tax purposes and the Owner thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein. In the absence of written instructions from the Owner of the Class X Certificate as to investment of funds on deposit in the Credit Reserve Fund, such funds shall be invested in the money market funds described in Section 7.09(k).

              (b) Amounts in the Credit Reserve Fund will be available to cover, up to the amount on deposit, any amounts described in Section 7.03(d)(i) through (xii) for each Class of Offered Certificates in the priority described in Section 7.03(d) after application of the Monthly Excess Cashflow Amount for the related Payment Date. On the Payment Date occurring in April 2000, any amounts remaining on deposit in the Credit Reserve Fund, together with any earnings thereon, will be paid to the Owner of the Class X Certificate. Thereafter, the Credit Reserve Fund Account will be dissolved and no longer available to provide credit support for the Certificates.

                              END OF ARTICLE VII

                                 ARTICLE VIII

                SERVICING AND ADMINISTRATION OF MORTGAGE LOANS

         Section 8.01.  Servicer and Subservicers.

              (a) Acting directly or through one or more subservicers as provided in Section 8.03, the Servicer shall service and administer the Mortgage Loans as described below and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. In performing such servicing functions the Servicer shall (i) take into account the mortgagor non-conforming credit quality of the Mortgage Loans, (ii) follow the policies and procedures that it would apply to similar loans held for its own account, unless such policies and procedures are not generally in accordance with standard industry practices, in which case the Servicer shall service the loans generally in accordance with standard industry practices applicable to servicing similar loans, and (iii) comply with all applicable laws and follow collection practices with respect to the related Mortgage Loans that are in all material respects legal, proper and prudent.

              (b) The duties of the Servicer shall include the collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections, furnishing monthly statements to the Trustee with respect to remittances on the Mortgage Loans, advising the Trustee of the amount of Compensating Interest and Delinquency Advances due as of any Monthly Remittance Date with respect to the Mortgage Loans serviced by it and funding such Compensating Interest and Delinquency Advances, to the extent set forth in this Agreement. The Servicer shall reasonably cooperate with the Trustee as necessary to enable the Trustee to perform its duties hereunder. The Servicer shall furnish upon reasonable request to the Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Trustee to perform its tax reporting duties hereunder.

              (c) The Originator, the Seller and the Depositor intend that REMIC 1, REMIC 2, REMIC 3 and REMIC 4 created hereunder shall constitute and that the affairs of each such REMIC be conducted so as to qualify it as a REMIC. In furtherance of such intention, the Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC in the Trust Fund or that would subject any REMIC in the Trust Fund to tax.

              (d) The Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a subservicer as it may from time to time designate in accordance with Section 8.03 but no such designation of a subservicer shall serve to release the Servicer from any of its obligations under this Agreement. Such subservicer shall have all the rights and powers of the Servicer, as the case may be, with respect to such Mortgage Loans under this Agreement.

              (e) Without limiting the generality of the foregoing, but subject to Sections 8.12 and 8.13, the Servicer in its own name or in the name of a subservicer is hereby authorized and empowered and this subsection shall constitute a power of attorney to carry out its servicing and administrative duties hereunder, on behalf of itself, the Owners, the Trustee and the Trust Fund or any of them; to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Trust Fund and to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trust Fund; provided, however, that
Section 8.13(a) and (c) shall constitute a power of attorney from the Trustee to the Servicer with respect to the matters described therein and in accordance with the terms thereof. Subject to Sections 8.12 and 8.13, the Trustee shall execute any additional powers of attorney and other documents as the Servicer shall prepare and reasonably request to enable the Servicer or any Subservicer thereof to carry out its respective servicing and administrative duties hereunder.

              (f) The Servicer shall give prompt notice to the Trustee of any action of which a responsible officer of the Servicer has actual knowledge, seeking to (i) assert a claim against the Trust Fund or (ii) assert control over the Trust Fund or any portion of the Trust Estate.

              (g) Servicing Advances incurred by the Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by such party to the extent described in
Section 8.08 hereof.

         Section 8.02.  Collection of Certain Mortgage Loan Payments.

              (a) The Servicer shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies, follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans; provided that the Servicer shall always at least follow collection procedures that are consistent with Section 8.01(a) hereof. Consistent with the foregoing, the Servicer may, in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds or other fees (other than prepayment penalties) which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan or (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with such party's general policies with respect to comparable mortgage loans subject to such Act. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law. Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent and the Servicer has the consent of the Originator and the Seller ) the Servicer may not permit any modification that would constitute a significant modification under Treasury Regulation ss. 1.1001-3 and with respect to any Mortgage Loan that would change the Mortgage Rate (except for any change made pursuant to the adjustment provisions of a Note evidencing an adjustable rate Mortgage Loan), forgive the payment of any principal or interest or prepayment penalties (unless the Servicer believes that forgiving such prepayment penalties will maximize the financial benefit and recovery to the Trust Fund), change the outstanding principal amount, require any future advances, provide for the substitution or release of any material portion of the collateral or extend the final maturity date on such Mortgage Loan; provided further that no such indulgence shall affect the Servicer's obligation to make Delinquency Advances pursuant to Section 8.08.

              (b) The Servicer shall deposit into the Principal and Interest Account in accordance with Section 8.07(a) all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Mortgagor and as set forth in the related Note.

         Section 8.03.  Subservicing Agreements.

         The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans with any institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement, (ii) has experience servicing mortgage loans similar to the Mortgage Loans and (iii) has equity of not less than $25,000,000 (as determined in accordance with generally acceptable accounting standards). For this purpose, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property. The Servicer shall give prior notice to the Trustee of the appointment of any Subservicer and shall furnish to the Trustee a copy of such Subservicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Subservicer has received such payments. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. Each Subservicing Agreement shall provide that a successor Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns. The Originator shall be the initial Subservicer until such time as servicing has been physically transferred to the Servicer, which in no event shall occur later than November 2, 1999. The Originator in its capacity as initial Subservicer will comply with all of the obligations of the "Servicer" hereunder during the period in which it is acting in such capacity. The Originator will use its best efforts to ensure that the transfer of servicing will occur by November 2, 1999.

         Section 8.04.  Successor Subservicer.

         The Servicer may terminate any Subservicing Agreement to which it is a party in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor Subservicer that qualifies under Section 8.03.

         Section 8.05.  Liability of Servicer.

              (a) The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans as such terms and conditions may be limited pursuant to the terms of this Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement. The Trust Fund shall not indemnify the Servicer for any losses due to any Subservicer's negligence.

              (b) Neither the Servicer nor any of their directors, officers, employees or agents shall be under any liability on any Certificate or otherwise to the Trustee or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or for errors in judgment except as required hereunder; provided, however, that this provision shall not protect the Servicer, its directors, officers, employees or agents or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act, willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Owners hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Servicer shall be entitled to be reimbursed therefor out of the Principal and Interest Account. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of negligent action, negligent failure to act, willful misconduct in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Section 8.06. No Contractual Relationship Between Subservicer and the Trustee or the Owners.

         Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 8.21 hereof or in the related Subservicing Agreement.

         Section 8.07.  Principal and Interest Account; Escrow Accounts.

              (a) The Servicer shall establish in its name on behalf of the Trustee for the benefit of the Owners of the Certificates and maintain or cause to be maintained the Principal and Interest Account. The Principal and Interest Account shall be held in an Eligible Account. The Principal and Interest Account shall be identified on the records of an Eligible Account as follows: Ocwen Federal Bank FSB on behalf of Norwest Bank Minnesota, National Association, as Trustee under the Pooling and Servicing Agreement relating to the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 dated as of September 1, 1999. If the institution at any time holding the Principal and Interest Account ceases to be eligible to hold Eligible Accounts hereunder, then the Servicer shall, within 15 days, be required to name a successor institution meeting the requirements for holding Eligible Accounts hereunder. If the Servicer fails to name such a successor institution, then the Trustee shall cause such Account to be held in a qualifying Eligible Account. The Servicer shall notify the Trustee if there is a change in the name, account number or institution holding the Principal and Interest Account. Subject to Subsection (c) below, the Servicer shall deposit all receipts related to the Mortgage Loans into the Principal and Interest Account on a daily basis (but no later than the second Business Day after receipt).

              (b) All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments as selected by the Servicer. The Principal and Interest Account shall be held in trust in the name of the Servicer on behalf of the Trustee for the benefit of the Owners of the Certificates (other than the earnings thereon which shall be retained by the Servicer). Any investments of funds in the Principal and Interest Account shall mature or be withdrawable at par on or prior to the immediately succeeding Monthly Remittance Date. Any investment earnings on funds held in a Principal and Interest Account shall be for the account of the Servicer and may be withdrawn from the Principal and Interest Account pursuant to Section 8.07(d). Any investment losses on funds held in the Principal and Interest Account shall be for the account of the Servicer and promptly upon the realization of such loss shall be contributed by the Servicer to the Principal and Interest Account. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

              (c) Subject to Sections 8.08 and 8.09, the Servicer shall deposit to the Principal and Interest Account on the Business Day following receipt (except as described below), all scheduled principal and interest payments on the Mortgage Loans due after the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, all unscheduled principal and interest collections received after the Cut-Off Date or Subsequent Cut-off Date, as the case may be, including any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received by the Servicer, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest (which shall be deposited on or prior to each Monthly Remittance Date) and Delinquency Advances (which shall be deposited no later than the related Monthly Remittance Date) but net of (i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Servicer as permitted by Section 8.14 hereof, (ii) principal retained by the Depositor and due on the related Mortgage Loans on or prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, (iii) interest retained by the Depositor and accruing on the related Mortgage Loans on or prior to the Cut-Off Date or Subsequent Cut-off Date, as the case may be, and (iv) reimbursements for unreimbursed and nonrecoverable Delinquency Advances and Servicing Advances pursuant to Section 8.08.

              (d) The Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

                   (i) to effect the timely remittance to the Trustee of the Total Distribution Amount due on each Monthly Remittance Date and to effect the timely remittance to the Trustee on each Monthly Remittance Date of any Compensating Interest;

                   (ii) to reimburse itself pursuant to Section 8.08 hereof for unreimbursed Delinquency Advances and Servicing Advances and unrecovered Delinquency Advances and Servicing Advances determined by it to be nonrecoverable;

                   (iii) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

                   (iv) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

                   (v) to reimburse the Trustee pursuant to Sections 8.20,
         10.07 and 11.16;

                   (vi) to reimburse the Servicer pursuant to Section 8.05;
         and

                   (vii)to clear and terminate the Principal and Interest Account following the termination of the Trust Estate pursuant to
         Article IX hereof.

              (e) On each Monthly Remittance Date, the Servicer shall remit to the Trustee by wire transfer in immediately available funds from the Principal and Interest Account for deposit to the Certificate Account, the Total Distribution Amount remaining after the withdrawals permitted by clauses
(ii)-(vi) of Section 8.07(d).

              (f) The Servicer shall establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors, if any, received with respect to the Mortgage Loans, or advances by the Servicer, for the payment of taxes, assessments, hazard insurance premiums and primary mortgage insurance policy premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or primary mortgage insurance policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement. As part of its servicing duties, the Servicer shall be required to pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

         The Servicer shall advance the payments (to be treated as Servicing Advances) referred to in the preceding paragraph that are not timely paid by the Mortgagors, including tax penalties, if any; provided, however, that the Servicer shall be required to so advance only to the extent that such advances, in the good faith business judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise from the related Mortgage Loan. Notwithstanding the previous sentence, the Servicer shall be entitled to be reimbursed as provided in
Section 8.08(b) hereof with respect to any Servicing Advances deemed to be nonrecoverable.

         Section 8.08.  Delinquency Advances and Servicing Advances.

              (a) The Servicer is required, not later than each Monthly Remittance Date, to deposit into the Principal and Interest Account an amount equal to the sum of the interest (net of the Servicing Fee) and scheduled principal due (except any Balloon Payment), but not collected during the related Remittance Period, with respect to each Delinquent Mortgage Loan but only if, in its good faith business judgment, the Servicer reasonably believes that such amount will ultimately be recovered from the related Mortgage Loan. With respect to each Balloon Loan, the Servicer shall be required to advance an amount of principal and interest on an assumed schedule based on the original principal amortization for the related Balloon Loan (but only if, in its good faith business judgment, the Servicer reasonably believes that such amount will ultimately be recovered from the related Mortgage Loan). Any determination of nonrecoverability shall be explained in a notice provided by the Servicer to the Trustee and the Seller. Such amounts are "Delinquency Advances". The Servicer shall be permitted to fund its payment of Delinquency Advances from its own funds or from funds on deposit in the Principal and Interest Account that are not required to be distributed on the related Payment Date. To the extent the Servicer uses funds not required for distribution on a Payment Date to make Delinquency Advances with respect to such Payment Date, it shall deposit into the Principal and Interest Account such amount prior to the next succeeding Monthly Remittance Date. The Servicer shall be entitled to reimbursement for Delinquency Advances paid with the Servicer's own funds from late collections, Liquidation Proceeds or otherwise with respect to collections on the Mortgage Loan (including Balloon Loans) with respect to which such Delinquency Advance was made.

         Notwithstanding the foregoing, in the event that the Servicer determines that the aggregate unreimbursed Delinquency Advances exceed the expected Liquidation Proceeds on a Mortgage Loan, the Servicer shall not be required to make any future Delinquency Advances with respect to that Mortgage Loan, and shall be entitled to reimbursement for such aggregate unreimbursed Delinquency Advances from amounts in the Principal and Interest Account. The Servicer shall give written notice of such determination of nonrecoverability to the Trustee and the Seller.

              (b) The Servicer will each pay all customary, reasonable and necessary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property, (iv) the escrow expenditures required pursuant to Section 8.07(f) hereof and (v) fees and expenses for opinions of counsel pursuant to Sections 8.11 and 8.12 (but only to the extent the Servicer reasonably believes that such amounts advanced pursuant to clauses (i) - (iv) above will ultimately be recovered from the related Mortgage Loan). Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, (y) from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan, and (z) as provided in Section 8.07(d) hereof.

         Section 8.09.  Compensating Interest; Purchase of Mortgage Loans.

              (a) On or prior to each Monthly Remittance Date, the Servicer shall deposit into the Principal and Interest Account with respect to any full or partial Prepayment made by the Mortgagor during the preceding Remittance Period, an amount equal to the excess, if any, of (x) 30 days' interest at the Mortgage Loan's Mortgage Rate (less the Servicing Fee) on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period over
(y) to the extent not previously advanced, the interest paid by the Mortgagor with respect to the Mortgage Loan for the related Remittance Period (any such excess amount, "Compensating Interest"), which amount shall be included in the Total Distribution Amount to be made available to the Trustee on each Monthly Remittance Date. The total Compensating Interest for each Monthly Remittance Date shall be limited to the Servicing Fee due to the Servicer for the related Remittance Period.

              (b) The Servicer with respect to Mortgage Loans served by it, may, but is not obligated to, purchase for its own account (or, during the two year period beginning on the Startup Day, substitute a Qualified Replacement Mortgage for) any 90+ Day Delinquent Loan or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer pursuant to Section
8.12. Any such Mortgage Loan so purchased shall be purchased by the Servicer on a Monthly Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

         Section 8.10.  Maintenance of Insurance.

              (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan serviced by it a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust Fund of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises.

              (b) If the Mortgage Loan relates to a Property which is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, as identified to the Servicer by the Originator in the related Mortgage Loan Schedule, and flood insurance has been made available, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust Fund of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

                  (c) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire, flood and hazards of extended coverage on all the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance and otherwise complies with the requirements of this Section 8.10, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 8.10. However, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this Section 8.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 8.10 and the amount paid under such blanket policy. Upon the request of the Trustee, the Servicer shall cause to be delivered an Officer's Certificate to the Trustee to the effect that the Servicer maintains such policy.

              (d) The Servicer also shall maintain on related REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding interest and principal balance of the related Mortgage Loan at the time it became an REO Property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.

              (e) If the Servicer shall fail to maintain or cause to be maintained any insurance required by this Section 8.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Principal and Interest Account from the Servicer's own funds the amount, if any, that would have been payable under a policy complying with the preceding paragraphs of this Section 8.10; provided, however, that the Servicer shall not be obligated to make such deposit if it has made reasonable efforts consistent with the servicing standard set forth in this Agreement to maintain such insurance and such insurance was not available to it.

         Section 8.11. Due-on-Sale Clauses; Assumption and Substitution Agreements.

         When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent a responsible officer thereof has actual knowledge of such conveyance or prospective conveyance, exercise the rights of the Trust Fund to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An Opinion of Counsel, provided at the expense of the Servicer (which expense shall be a Servicing Advance) to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer is authorized to enter into an assumption and modification agreement with the Person to whom such Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note; provided, however, that such substitution of liability agreement would have been delivered by the Servicer in its usual procedures for mortgage loans held in its own portfolio. The Trustee shall execute any agreements required to effectuate the foregoing. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (or the Custodian on behalf of on Trustee) the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee or by the Custodian to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements at its expense. In connection with any such assumption or substitution agreement, no material term of the Mortgage Loan, including the required monthly payment on the related Mortgage Loan shall be changed but all terms thereof shall remain as in effect as immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 8.12.  Realization Upon Defaulted Mortgage Loans.

              (a) The Servicer shall foreclose upon or otherwise comparably convert the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 8.09(b). In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in its exercise or use as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds deemed by the Servicer in its good faith business judgment to be recoverable from the related Mortgage Loan for the payment of taxes, amounts due with respect to senior liens and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 8.08(b) hereof. The Servicer shall sell any REO Property managed by it within 35 months of its acquisition by the Trust Fund, unless the Servicer obtains for the Trustee an Opinion of Counsel (the cost of which shall be advanced by the Servicer as a Servicing Advance) experienced in federal income tax matters and reasonably acceptable to the Trustee, addressed to the Trustee and Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund or REMIC 1, REMIC 2, REMIC 3 or REMIC 4 therein to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding, or the Servicer produces evidence that it has properly requested from, and has received the approval of, the applicable tax authorities at least 60 days before the day on which the three year grace period would otherwise expire, an extension of the three year grace period, in which case the Servicer shall sell any REO Property by the end of any extended period specified in any such opinion or extension.

         Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property managed by it solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property.

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, or exercising control over the Mortgaged Property so that the Trust Fund would be considered a mortgagee-in-possession, owner or operator of the Mortgaged Property under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.9601 et seq.) or a comparable law, in the event any responsible officer of the Servicer has actual knowledge that a Property is in any way affected by hazardous or toxic substances or wastes and determines that it may be reasonable to convert such Property ownership to the Trust Fund, the Servicer shall cause an environmental inspection or review of such Property to be conducted by a qualified inspector and shall be reimbursed for the amount of such environmental inspection in the manner described herein for reimbursement of Servicing Advances in the same manner as set forth in the immediately following paragraph. In the event the environmental inspection report indicates that the Property is in any way affected by hazardous or toxic substances or wastes the Servicer shall, in accordance with the servicing standard set forth in Schedule 8.01(a), take such action as it deems to be in the best interests of the Owners of the Certificates; provided, however, that the Servicer will not take title to any such Property in the name of the Trustee without the prior written consent of the Trustee.

              (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan serviced by it, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan (exclusive of any possibility of a deficiency judgment), whereupon such Mortgage Loan shall become a "Liquidated Loan".

         Upon such a determination, the Servicer shall prepare and submit to the Seller and the Trustee a Liquidation Report in substantially the form of Exhibit N hereto.

         Section 8.13.  Trustee and Custodian to Cooperate; Release of Files.

              (a) (i) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise) or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Custodian, on behalf of the Trustee, a Servicer's Trust Receipt in the form of Exhibit J hereto. Upon receipt of such Servicer's Trust Receipt, the Custodian, on behalf of the Trustee shall promptly release the related File, in trust to (i) the Servicer,
(ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Servicer. Upon any such payment in full or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Custodian, on behalf of the Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Custodian, on behalf of the Trustee, shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

              (ii) The Servicer's Trust Receipt may be delivered to the Custodian, on behalf of the Trustee, (A) via mail or courier, (B) via facsimile or (C) by such other means, including, without limitation, electronic or computer readable medium, as the Servicer and the Custodian, on behalf of the Trustee, shall mutually agree. The Custodian, on behalf of the Trustee, shall promptly release the related File(s) within five (5) Business Days of receipt of a properly completed Servicer's Trust Receipt pursuant to clause (A), (B) or (C) above, which shall be authorization to the Custodian, on behalf of the Trustee, to release such Files, provided the Custodian, on behalf of the Trustee, has determined that such Servicer's Trust Receipt has been executed, with respect to clause (A) or (B) above, or approved, with respect to clause (C) above, by an authorized Servicing Officer of the Servicer, and so long as the Trustee complies with its duties and obligations under this Agreement. If the Custodian, on behalf of the Trustee, is unable to release the Files within the time frames previously specified, the Custodian, on behalf of the Trustee, shall immediately notify the Servicer indicating the reason for such delay, but in no event shall such notification be later than five Business Days after receipt of a Servicer's Trust Receipt.

         On each day that the Servicer remits to the Custodian, on behalf of the Trustee, Servicer's Trust Receipts pursuant to clauses (B) or (C) above, the Servicer shall also submit to the Custodian, on behalf of the Trustee, a summary of the total amount of such Servicer's Trust Receipts requested on such day by the same method as described in such clauses (B) and (C) above.

              (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Custodian, on behalf of the Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Servicer and delivery to the Custodian, on behalf of the Trustee, of a Servicer's Trust Receipt substantially in the form of Exhibit J hereto, release the related File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. The Custodian, on behalf of the Trustee, shall complete in the name of the Trustee any endorsement in blank on any Note prior to releasing such Note to the Servicer. Such receipt shall obligate the Servicer to return the File to the Custodian, on behalf of the Trustee, when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated in which case, upon receipt of the liquidation information, in physical or electronic form, such Servicer's Trust Receipt shall be released by the Custodian, on behalf of the Trustee, to the Servicer.

              (c) The Servicer shall have the right to approve applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and the Mortgagor's debt-to-income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt-to-income ratio specified as the then-current maximum levels under the Originator's underwriting guidelines for a similar credit grade borrower; and (z) the lien priority of the related Mortgage is not adversely affected. Upon receipt by the Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Servicer pursuant to this paragraph. No action shall be taken by the Servicer if such action would constitute a significant modification under Treasury Regulation ss. 1.1001-3.

              (d) Costs associated with preparing assignments, satisfactions and releases described in this Section 8.13 shall not be an expense of the Trust Fund or the Trustee, but rather shall be borne directly by the Servicer; provided, however, that the Custodian shall be liable for any penalty solely associated with late reconveyance that results from the Custodian's failure to perform its duties hereunder.

         Section 8.14.  Servicing Compensation.

         As compensation for its activities hereunder, the Servicer shall be entitled to the Servicing Fee for each Mortgage Loan. Such Servicing Fee shall be payable on a monthly basis out of interest payments on the related Mortgage Loans and shall equal one-twelfth of the related Servicing Fee Rate multiplied by the outstanding principal amount of such Mortgage Loan as of the prior Monthly Remittance Date. Additional servicing compensation in the form of release or satisfaction fees, bad check charges, assumption fees, late payment charges, any other servicing-related fees (other than prepayment penalties), and similar items may, to the extent collected from Mortgagors, be retained by the Servicer.

         Section 8.15.  Annual Statement as to Compliance.

              (a) The Servicer, at its own expense, will deliver to the Trustee, the Depositor, and the Rating Agencies on or before March 31 of each year, commencing in 2000, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

              (b) The Servicer shall deliver to the Trustee, the Seller, the Depositor and the Rating Agencies promptly after a responsible officer of the Servicer obtains actual knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, such officer knows would become an Event of Servicing Termination.

         Section 8.16.  Annual Independent Certified Public Accountants'
Reports.

         On or before March 31 of each year, commencing in 2000, the Servicer shall cause to be delivered to the Trustee, the Depositor and the Rating Agencies a letter or letters of a firm of independent, nationally-recognized certified public accountants stating that such firm has, with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 8.17. Access to Certain Documentation and Information Regarding the Mortgage Loans.

              (a) The Servicer shall provide to the Trustee, the Office of Thrift Supervision (the "OTS"), the FDIC and the supervisory agents and examiners of each of the foregoing access to the documentation and electronic data regarding the Mortgage Loans not in the possession of the Trustee, such access being afforded without charge but only upon prior written reasonable request and during normal business hours at the offices of the Servicer designated by it.

              (b) Upon any material change in the format of the electronic report or computer tape by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such electronic report or computer tape to the Trustee. In addition, the Servicer shall provide a copy of such electronic report or computer tape to the Trustee at such other times as the Trustee may reasonably request upon reasonable notice to the Servicer. Nothing contained herein shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information relating to the Mortgage Loans or Mortgagors.

         Section 8.18.  Assignment of Agreement.

         The Servicer may not assign its obligations under this Agreement (except pursuant to Section 8.23 hereof), in whole or in part, unless it shall have first obtained the prior written consent of the Trustee, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 8.20(f) hereof for a successor Servicer and provided that the Servicer and its assignee shall furnish to the Trustee the agreements described in the last sentence of Section 8.20(a). Notice of any such assignment shall be given by such Servicer to the Trustee and the Rating Agencies.

         Section 8.19.  Events of Servicing Termination.

                  (a) The Trustee (acting upon the request of the Owners of at least 50% of the Percentage Interests of the Offered Certificates then Outstanding) may immediately remove the Servicer as Servicer upon the occurrence of any of the following events and the expiration of the related cure period:

                   (i) The Servicer shall fail to deliver to the Trustee any proceeds or payment (including any Delinquency Advance or required Compensating Interest payment) required to be delivered under this Agreement, which failure continues unremedied for two Business Days following written notice to an Authorized Officer of the Servicer, as applicable, from the Trustee or from any Owner;

                   (ii) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due,
         (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing;

                   (iii) If without the application, approval or consent of the Servicer a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator, custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of sixty (60) consecutive days; or

                   (iv) The Servicer shall fail to perform any one or more of its obligations hereunder (other than those specified in item (i) above) and shall continue in default thereof for a period of thirty
         (30) days after the earlier of (x) notice by the Trustee of said failure or (y) actual knowledge of a responsible officer of the Servicer.

         Upon the Trustee's determination that a payment of required Compensating Interest payment, Total Distribution Amount, or a required Delinquency Advance has not been made by the Servicer, the Trustee shall so notify in writing an Authorized Officer of the Servicer and the Seller as soon as is reasonably practical.

              (b) The Trustee shall give notice in writing to the Servicer of the termination of all the rights and obligations of the Servicer under this Agreement. The Trustee shall mail a copy of any notice given by it hereunder to the Depositor, the Seller, the Owners and Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall without further action pass to and be vested in the Trustee or such successor Servicer as may be appointed hereunder, and, without limitation, the Trustee is hereby authorized and empowered (which authority and power are coupled with an interest and are irrevocable) to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice or termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents or otherwise. The predecessor Servicer shall cooperate with the successor Servicer or the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement including the transfer to the successor Servicer or to the Trustee for administration by it of all cash accounts that shall at the time be held by the predecessor Servicer for deposit or shall thereafter be received with respect to a Mortgage Loan. All reasonable costs and expenses incurred in connection with delivering the Files to the successor Servicer or the Trustee shall be paid by the predecessor Servicer.

         Section 8.20. Resignation of the Servicer and Appointment of Successor.

              (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.19 or the Servicer's resignation in accordance with the terms of this Section 8.20, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, until such time as the servicing functions are actually transferred to the Successor Servicer, which shall in any event occur no later than 90 days from the written notice of such termination or resignation (or written confirmation of such notice) in accordance with the terms of this Agreement. All collections then being held by the predecessor Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee or the successor Servicer and remitted directly and immediately to the Trustee or the successor Servicer. In the event of the Servicer's resignation or termination hereunder, upon the appointment of a successor Servicer pursuant to Section 8.20(f), the successor Servicer shall accept its appointment by execution of a written assumption in form acceptable to the Trustee, with copies of such assumption to the Trustee and the Rating Agencies, provided that as a condition precedent to the appointment of a successor Servicer and the execution of the related written assumption, such successor Servicer shall, if applicable, also execute either (i) a written assumption or termination of any of the Subservicing Agreements or (ii) appropriate amendments to each of any Subservicing Agreements.

              (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except (i) upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or
(ii) upon prior written consent of the Owners of the Class X Certificates and the Trustee (such consent not to be unreasonably withheld) and confirmation from the Rating Agencies that the ratings currently assigned to any Class of the Offered Certificates are not reduced. Any such determination referred to in clause (i) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee.

              (c) No removal or resignation of the Servicer shall become effective until the Trustee (except in the case of a resignation pursuant to clause (ii) of Section 8.20(b)) or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

              (d) Upon removal or resignation of the Servicer, the Servicer also shall, at its own expense, promptly deliver or cause to be delivered to the successor Servicer or the Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

              (e) Any collections received by the Servicer after removal or resignation thereof shall be endorsed by it and remitted directly and immediately to the Trustee or the successor Servicer.

              (f) Upon removal pursuant to Section 8.19 or resignation pursuant to Section 8.20 of the Servicer, the Trustee, shall (except in the case of a resignation pursuant to clause (ii) of Section 8.20(b)) (x) appoint a successor Servicer satisfying the criteria set forth in this subsection (f) and (y) pending the appointment of a successor Servicer, shall serve as Servicer of the Mortgage Loans. The Trustee shall, if it is unable to appoint a successor Servicer or is prevented by law from acting as Servicer, (I) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved servicer by Fannie Mae or Freddie Mac for first and second mortgage loans and having equity of not less than $25,000,000 (or such lower level as may be acceptable to the Owners of a majority of the Class X Certificates) and is reasonably acceptable to the Owners of the Class X Certificates, as indicated in writing, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and (II) give notice thereof to the Owners and the Rating Agencies. The compensation of any successor Servicer (other than the Trustee) so appointed shall be the amount agreed by such successor Servicer and the Trustee, such compensation not to exceed the Servicing Fee Rate. If the Trustee becomes the successor Servicer it shall be entitled to receive Servicing Fees at the Servicing Fee Rate. All (a) reasonable out of pocket set-up costs or expenses incurred by the Trustee as interim successor Servicer as specified in subclause (y) of this Section 8.20(f) and (b) all costs associated with the transfer of servicing from the Servicer to a successor Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively, shall be at the expense of the Trust Fund. Upon the appointment of a successor Servicer pursuant to this Section 8.20(f), the Servicing Rights Purchase Agreement shall terminate and the terminating or resigning Servicer shall have no further rights thereunder. In the event that the Trustee receives any funds from the successor Servicer in connection with the conveyance of the servicing rights to such successor Servicer, the Trustee may deduct the expenses described in this Section 8.20(f) from the funds received by it and shall remit any excess funds to the terminating or resigning Servicer (provided, however, that nothing in this Section 8.20(f) shall obligate the Trustee to make any efforts to sell the rights to service the Mortgage Loans hereunder or require the Trustee to seek to obtain valuable consideration of any kind in return for the appointment of a successor Servicer).

              (g) The Trustee and the successor Servicer shall take such action consistent with this Agreement as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing if such notification is not done by the predecessor Servicer as required by subsection (i) below. The predecessor Servicer agrees to cooperate with the Trustee and the successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or the successor Servicer all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer, or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor Servicer to deliver, or any delay in delivery, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

              (h) The Trustee, or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall as soon as reasonably practicable pay all Compensating Interest and, if applicable, Delinquency Advances which have theretofore not been remitted to the extent required by this Agreement with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Servicer, the Trustee shall only be required to make such Delinquency Advances if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Mortgage Loans. Any Delinquency Advances and Servicing Advances previously made by the predecessor Servicer and accrued and unpaid Servicing Fees shall be recoverable by it and paid to it by the successor Servicer to the extent such Delinquency Advances, Servicing Advances and accrued and unpaid Servicing Fees would otherwise have been recoverable had the predecessor Servicer not been terminated.

              (i) If the Servicer is being removed or is resigning, it shall
(x) give notice to the Rating Agencies of the transfer of the servicing to the successor Servicer and (y) provide a "goodbye" notice to each of the Mortgagors of Mortgage Loans that it is servicing.

              (j) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policy(ies), the fidelity bond and an errors and omissions policy pursuant to
Section 8.22. The appointment of a successor Servicer (including the Trustee) shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy) nor shall any successor Servicer (including the Trustee) be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement.

              (k) The Trustee shall give notice to the Rating Agencies and the Owners of the occurrence of any event specified in Section 8.19 of which a Responsible Officer of the Trustee has actual knowledge.

         Section 8.21. Assumption or Termination of Subservicing Agreement By the Trustee.

         In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 8.20, it is understood and agreed that the Servicer's rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by the Trustee without act or deed on part of the Trustee; provided, however, the Trustee in its sole discretion may terminate any Subservicer notwithstanding the provisions of the related Subservicing Agreement.

         The Servicer shall, upon the reasonable request of the Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts (through the execution of any documents or otherwise) to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party and shall cooperate with the Trustee in any other manner reasonably requested by the Trustee.

         Section 8.22. Inspections by Trustee, the Seller and Originator; Errors and Omissions Insurance.

              (a) At any reasonable time during regular business hours and from time to time upon prior written and reasonable notice, the Trustee or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with a responsible officer designated by the Servicer. The reasonable costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

              (b) The Servicer shall maintain, each at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loans it services. The fidelity bond and errors and omissions insurance shall be in the form of Mortgage Banker's Blanket bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 8.22 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' and Servicers' Guide.

         Section 8.23. Merger, Conversion, Consolidation or Succession to Business of Servicer.

         Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in Section 8.20(f).

         Section 8.24.  Notices of Material Events.

         Upon any responsible officer of the Servicer's actual knowledge thereof, the Servicer shall give prompt notice to the Trustee, the Seller and the Rating Agencies of the occurrence of any of the following events:

              (a) Any default or any fact or event which such officer knows results, or which with notice or the passage of time, or both, would result in the occurrence of a material default by the Servicer under any Operative Document or would constitute a material breach of a representation, warranty or covenant under any Operative Document;

              (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Servicer of which it has knowledge, in any federal, state or local court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon the Servicer's ability to perform its obligations under any Operative Document;

              (c) The commencement of any proceedings of which it has knowledge or has received service of process by or against the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Servicer; and

              (d) The receipt of notice from any agency or governmental body having authority over the conduct of the Servicer's business that the Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Servicer's business or its ability to perform under the Operative Documents or materially and adversely affect the financial affairs of the Servicer.

         Section 8.25.  Servicer's Monthly Servicing Report.

              (a) The Servicer shall deliver to the Seller and the Trustee, not later than the Monthly Remittance Date, a Servicer's Monthly Servicing Report (in an electronic format and hard copy format reasonably agreeable to both the Servicer and the Trustee) containing all information necessary for the Trustee to perform its reporting requirements under Section 7.10 of this Agreement, including all loan level information necessary to determine the following:

                   (i) For the related Remittance Period, (A) scheduled interest due (net of the Servicing Fee); (B) Compensating Interest paid; (C) scheduled principal due; (D) Prepayments; (E) Loan Balance of Mortgage Loans repurchased; (F) Substitution Amounts; and (G) Net Liquidation Proceeds (related to principal);

                   (ii) For the related Remittance Period, the Servicing Fee withheld by the Servicer;

                   (iii) For the related Remittance Period, the principal and interest payments remitted by the Servicer to its Principal and Interest Account;

                   (iv) For the related Remittance Period, the scheduled principal and interest payments on the Mortgage Loans that were not made by the related Mortgagors as of the last day of the such Remittance Period;

                   (v) For the related Collection Period, the number and aggregate Loan Balances (computed in accordance with the terms of the Mortgage Loans) and the percentage of the total number of Mortgage Loans and of the Loan Balance which they represent of Delinquent Mortgage Loans, if any, (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 days or more, respectively, as of the last day of such Collection Period;

                   (vi) For the related Collection Period, the number and aggregate Loan Balance of Mortgage Loans, if any, in foreclosure and the number and unpaid principal balance of any REO Properties as of the last day of such Collection Period;

                   (vii) For the related Collection Period, the number and aggregate Loan Balance (immediately prior to being classified as Liquidated Mortgage Loans) of Liquidated Mortgage Loans as of the last day of such Collection Period;

                   (viii) Liquidation Proceeds received during the related Remittance Period;

                   (ix) The amount of any Liquidation Expenses being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Monthly Remittance Date;

                   (x) Liquidation Expenses incurred during the related Remittance Period which are not being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Monthly Remittance Date;

                   (xi) Net Liquidation Proceeds as of the last day of the related Remittance Period;

                   (xii) The Loan Balance of each Mortgage Loan as of the first day of the related Remittance Period and the date through which interest has been paid as of the last day of the related Remittance Period;

                   (xiii) The number and aggregate Loan Balances and Loan Purchase Prices of Mortgage Loans required to be repurchased by the Originator as of the related Subsequent Cut-Off Date;

                   (xiv) The amount of any Delinquency Advances made by the Servicer during the related Remittance Period and the aggregate unreimbursed Delinquency Advances as of such Monthly Remittance Date;

                   (xv) The weighted average Mortgage Rates of the Mortgage
         Loans;

                   (xvi) The amount of unreimbursed Servicing Advances as of such Monthly Remittance Date;

                   (xvii) The number and aggregate Loan Balance of Mortgage Loans, if any, currently in bankruptcy proceedings as of the last day of the related Collection Period;

                   (xviii) The Delinquency Rate and the amount of any prepayment penalties as of the last day of the related Remittance Period; and

                   (xix) Any additional information requested by the Trustee that is reasonably available to the Servicer.

         In addition to the report described in this Section 8.25(a) to be provided by the Servicer, information as the Trustee and the Servicer may agree upon shall be provided by the Servicer to the Trustee by electronic transmission or hard copy.

              (b) The Depositor shall deliver or cause to be delivered to the Custodian on behalf of the Trustee on the Startup Day in hard copy and on electronic tape in a form acceptable to the Trustee (the "Tape") detailing the information required to be set forth on the Schedules of Mortgage Loans as of the close of business on the Cut-Off Date.

         Section 8.26.  Indemnification by the Servicer.

         The Servicer agrees to indemnify and hold the Trustee, the Seller, the Originator and the Depositor and their employees, officers, directors and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, respective fees and expenses that the Seller, the Originator, the Depositor and the Trustee and their employees, officers, directors and agents may sustain in any way caused by or arising directly out of the negligent failure of the Servicer, or any Subservicer appointed by it, to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement and which, in the case of the Seller, the Originator or the Depositor, materially and adversely affects such party. The Servicer shall immediately notify the Trustee, the Seller, the Originator, the Depositor and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Servicer may assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Seller, the Originator, the Trustee and the Depositor and their employees, officers, directors and agents. The Servicer shall be entitled to be reimbursed from amounts in the Principal and Interest Account for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

         Section 8.27.  Servicing Standard.

         The Servicer shall perform its servicing functions with respect to the Mortgage Loans in the best interests of and for the benefit of the Owners subject to the terms hereof.

         Section 8.28.  No Solicitation.

         The Servicer agree that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or Mortgagor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any Affiliate thereof which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this paragraph, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor; provided further, that the Servicer may solicit any Mortgagor (i) for whom the Servicer has received a request for verification of mortgage from an originator of mortgage loan products similar to the Mortgage Loans that indicates that such Mortgagor intends to refinance his or her Mortgage Loan and (ii) otherwise in accordance with the Originator's policy, if such policy is delivered to the Servicer in writing. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of Mortgagors and data relating to their Mortgages shall be retained by Originator.

         Section 8.29.  Waiver of Past Events of Servicing Termination.

         Subject to the rights of the Trustee (acting upon the request of the Owners of the majority of the Percentage Interests of the Offered Certificates then Outstanding as a whole and not on a Class by Class basis) pursuant to
Section 8.20 to terminate all of the rights and obligations of the Servicer under this Agreement, the Owners of a majority of the Percentage Interests of the Offered Certificates may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                              END OF ARTICLE VIII

                                  ARTICLE IX

                           TERMINATION OF TRUST FUND

         Section 9.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

              (a) The respective obligations and responsibilities of the Originator, the Seller, the Depositor, the Servicer, ARCMI, and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.03 with respect to such termination) shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the sale of the property held by the Trust Fund in accordance with Section 9.01(b); PROVIDED, HOWEVEr, that in no event shall the Trust Fund created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Maturity Date. It is the parties' intent that any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

              (b) On any Payment Date occurring on or after the date on which the Class Principal Balance of the Class A Certificates is less than 35% of the Initial Certificate Principal Balance of the Class A Certificates, the Class X Certificateholder has the option, upon timely notice to the Trustee, to cause the Trust Fund to adopt a plan of complete liquidation pursuant to
Section 9.03(a)(i) hereof to sell all of its property. Upon exercise of such option, the property of the Trust Fund shall be sold to the Class X Certificateholder at a price (the "Termination Price") equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan through the related Remittance Period, (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an appraiser or appraisers agreed upon by the Trustee and (iii) any unreimbursed Servicing Advances and expenses of the Trust Fund. Any sale of the Mortgage Loans under this Section 9.01(b) shall be subject to the Servicing Rights Purchase Agreement.

         Section 9.02.  Procedure Upon Termination of Trust Fund.

              (a) Notice of any termination pursuant to the provisions of
Section 9.01, specifying the Payment Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders prior to (x) the sale of all of the property of the Trust Fund by the Trustee pursuant to Section 9.01(b) or (y) the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Payment Date upon which final distribution on the Certificates of all amounts required to be distributed to Owners of the Certificates pursuant to Section 7.03 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Payment Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Registrar at the time such notice is given to Owners of the Certificates. Upon any such termination, the duties of the Registrar with respect to the Certificates shall terminate and the Servicer and the Trustee shall terminate the Principal and Interest Account and the Certificate Account, respectively, and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Owners of the Certificates in trust without interest pending such payment.

              (b) In the event that all of the Owners do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Owners of the Certificates to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Owners. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Owners for the benefit of such Owners. No interest shall accrue on any amount held by the Trustee and not distributed to an Owner due to such Owner's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section 9.02.

         Section 9.03.  Additional Trust Fund Termination Requirements.

              (a) Any termination of the Trust Fund shall be effected in accordance with the following additional requirements, unless the Trustee seeks (at the request of the party exercising the option to purchase all of the Mortgage Loans pursuant to Section 9.01(b)), and subsequently receives, an Opinion of Counsel (at the expense of such requesting party), addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on any REMIC under the REMIC Provisions or (ii) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                   (i) Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification by the Owner of the Class X Certificate that it intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions (which plan may be adopted by the Trustee's attachment of a statement specifying the first day of the 89-day liquidation period to each REMIC's final federal income tax return);

                   (ii) Any sale of the assets of the Trust Fund pursuant to
         Section 9.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

                   (iii) On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 7.03 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Owners of the Class R Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

                   (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Owners of the Class R Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

              (b) By its acceptance of a Class R Certificate, each Owner thereof hereby (i) authorizes the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of each REMIC and (ii) agrees to take such other action as may be necessary to adopt a plan of complete liquidation of each REMIC, which authorization shall be binding upon all successor Class R Certificateholders.

                               END OF ARTICLE IX

                                   ARTICLE X

                                  THE TRUSTEE

         Section 10.01.  Certain Duties and Responsibilities.

              (a) The Trustee (i) (A) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (B) shall serve as the Trustee at all times under this Agreement, and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

              (b) Notwithstanding the appointment of the Servicer hereunder, the Trustee is hereby empowered to perform the duties of the Servicer it being expressly understood, however, that the foregoing describes a power and not an obligation of the Trustee, and that all parties hereto agree that, prior to any termination of the Servicer, the Servicer and, thereafter, the successor servicer (which may be the Trustee) shall perform such duties. Specifically, and not in limitation of the foregoing, the Trustee shall upon termination or resignation of the Servicer, and pending the appointment of any other Person as successor Servicer have the power and duty during its performance as successor Servicer:

                   (i) to collect Mortgagor payments;

                   (ii) to foreclose on defaulted Mortgage Loans;

                   (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 8.11 hereof;

                   (iv) to deliver instruments of satisfaction pursuant to
         Section 8.13;

                   (v) to enforce the Mortgage Loans; and

                   (vi) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest (and to be reimbursed therefor as provided herein).

              (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                   (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                   (ii) the Trustee shall not be personally liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                   (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Owners of a majority in Percentage Interest of the Certificates of the affected Class or Classes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates.

              (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

              (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

              (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

              (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

         Section 10.02.  Removal of Trustee for Cause.

              (a) The Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                   (i) the Trustee shall fail to distribute to the Owners entitled hereto on any Payment Date amounts available for distribution in accordance with the terms hereof (provided, however, that any such failure which is due to circumstances beyond the control of the Trustee shall not be a cause for removal hereunder); or

                   (ii) the Trustee shall fail in the performance of, or breach, any material covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Seller, the Originator or by the Owners of at least 25% of the aggregate Percentage Interests in the Trust Fund represented by the Offered Certificates then Outstanding, or, if there are no Offered Certificates then Outstanding, by such Percentage Interests represented by the Class X Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

                   (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                   (iv) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

                   (v) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing; or

                   (vi) the Trustee shall fail to meet the eligibility requirements set forth in Section 10.08 herein.

         The Depositor shall give to the Rating Agencies notice of the occurrence of any such event of which the Depositor is aware.

              (b) If any event described in paragraph (a) occurs and is continuing, then and in every such case the Depositor or the Owners of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding or if there are no Offered Certificates then Outstanding by a majority of the Class X Certificates, may, whether or not the Trustee resigns pursuant to Section 10.09(b), immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor Trustee pursuant to the terms of Section 10.09.

              (c) The Servicer shall not be liable for any costs relating to the removal of the Trustee or the appointment of a new Trustee.

         Section 10.03.  Certain Rights of the Trustee.

         Except as otherwise provided in Section 10.01 hereof:

              (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request or direction of the Depositor, the Seller, the Originator, the Servicer or the Owners of any Class of Certificates mentioned herein shall, at the request of the Trustee, be in writing;

              (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate;

              (d) the Trustee may consult with counsel, and the written advice of such counsel (selected in good faith by the Trustee) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

              (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

              (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodian;

              (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within the discretion or the rights or powers conferred upon it under this Agreement other than as to validity and sufficiency of its authentication of the Certificates;

              (i) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

              (j) pursuant to the terms of this Agreement, the Servicer is required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties under the Agreement. The Trustee shall be entitled to rely in good faith on any such information and calculations in the performance of its duties hereunder, (i) unless and until an Authorized Officer of the Trustee has actual knowledge, or is advised by any Owner of a Certificate or any other party hereto (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations is or are incorrect, or
(ii) unless there is a manifest error in any such information; and

              (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

              (l) the Trustee shall not be charged with knowledge of any failure by the Depositor, the Seller, the Originator or the Servicer to comply with any of its obligations hereunder or any breach of any representation or warranty hereunder unless an Authorized Officer of the Trustee obtains actual knowledge of such failure or breach or the Trustee receives written notice of such failure or breach.

         Section 10.04. Not Responsible for Recitals or Issuance of Certificates.

         The recitals and representations contained herein and in the Certificates, except any such recitals and representations relating to the Trustee, shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement, of the Certificates, or any Mortgage Loan or document related thereto other than as to validity and sufficiency of its authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Seller, the Originator or the Servicer in respect of the Mortgage Loans or deposited into or withdrawn from the Principal and Interest Account or the Certificate Account by the Depositor, the Seller, the Servicer or the Originator, and shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien or to prepare or file any tax returns (except as provided in Section 11.16) or to record this Agreement. The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default unless an Authorized Officer of the Trustee shall have received written notice thereof or an Authorized Officer has actual knowledge thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that no default has occurred.

         Section 10.05.  May Hold Certificates.

         The Trustee, any Paying Agent, Registrar or any other agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee, any Paying Agent, Registrar or such other agent.

         Section 10.06.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly provided herein and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity.

         Section 10.07.  Compensation and Reimbursement.

         The Trustee shall withdraw from the Certificate Account on each Payment Date and pay to itself the Trustee Fee as provided in Section 7.03(b)(i). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or unanticipated out-of-pocket expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable overhead, of the Trustee) in connection (a) with the acceptance or administration of its trusts hereunder or the Certificates, other than any loss, liability or expense incurred by reason of the Trustee's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder and (b) the selection of the initial Custodian, the failure of the Custodian to perform its obligations under the Custodial Agreement or the willful misconduct of the Custodian thereunder. All such amounts shall be payable from funds in the Principal and Interest Account as provided in
Section 8.07(d).

         The provisions of this Section 10.07 shall survive the termination of this Agreement and the removal or resignation of the Trustee.

         Section 10.08.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by the United States of America and having a deposit rating of at least A by Standard and Poor's and, if rated by DCR, having a rating of at least A from DCR (or such lower rating as may be acceptable to DCR). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Seller resign immediately in the manner and with the effect hereinafter specified in this Article X.

         Section 10.09.  Resignation and Removal; Appointment of Successor.

              (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor trustee under Section 10.10 hereof.

              (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Depositor and by mailing notice of resignation by first-class mail, postage prepaid, to the Owners at their addresses appearing on the Register; provided, that the Trustee may not resign solely for the failure to receive the Trustee Fee. A copy of such notice shall be sent by the resigning Trustee to the Rating Agencies. Upon receiving notice of resignation, the Depositor shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed on behalf of the Trust Fund by an Authorized Officer of the Depositor, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Owner may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and appropriate, appoint a successor trustee.

              (c) If at any time the Trustee shall cease to be eligible under
Section 10.08 hereof and shall fail to resign after written request therefor by the Depositor, the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Trust Fund by an Authorized Officer of the Depositor, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

              (d) The Owners of a majority of the Percentage Interests represented by the Offered Certificates or, if there are no Offered Certificates then Outstanding, by a majority of the Class X Certificates, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Depositor and to the Servicer, copies of the record of the act taken by the Owners, as provided for in Section 11.03.

              (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement, or becomes ineligible pursuant to Section
10.08 to serve as Trustee, the Seller may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, signed by the Seller duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed.

              (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Seller shall promptly appoint a successor trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor trustee shall be appointed by act of the Seller or the Owners of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding, the successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Depositor. If no successor trustee shall have been so appointed by the Depositor or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

              (g) The Depositor shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Rating Agencies, the Seller, the Servicer and to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

         Section 10.10.  Acceptance of Appointment by Successor Trustee.

         Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor on behalf of the Trust Fund and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Depositor or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Depositor on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts.

         Upon acceptance of appointment by a successor Trustee as provided in this Section, the Depositor shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register. The Depositor shall send a copy of such notice to the Rating Agencies. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor trustee shall cause such notice to be mailed at the expense of the Trust Fund.

         No successor trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this
Article X.

         Section 10.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee.

         Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article X. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

         Section 10.12.  Reporting; Withholding.

              (a) The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury Regulations, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

              (b) As required by law and except as otherwise specifically set forth in subsection (a) above, the Trustee shall timely file all reports required to be filed by the Trust Fund with any federal, state or local governmental tax authority having jurisdiction over the Trust Fund, including other reports that must be filed with the Owners. The Trustee shall collect any forms or reports from the Owners it determines to be required under applicable federal, state and local tax laws.

              (c) The Depositor covenants and agrees that it shall provide to the Trustee any information necessary to enable the Trustee to meet its obligations under subsections (a) and (b) above.

              (d) Except as otherwise provided, the Trustee shall have the responsibility for preparation of all returns, forms, reports and other documents referred to in this Section and the Trustee's responsibility shall be to execute such documents.

         Section 10.13.  Liability of the Trustee.

         The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to the Certificate Account, the Depositor, the Seller, the Originator, the Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Trustee, its directors, officers, employees or agents or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         The Trustee shall not be liable for any acts or omissions of any Servicer. In particular, the Trustee shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year 2000 compliant.

         Section 10.14.  Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.14, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.08 and no notice to Owner of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.09.

         Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

                   (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

                   (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

                   (iii) The Originator, the Seller and the Trustee acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         Section 10.15.  Appointment of Custodians.

         The Trustee may appoint one or more Custodians to hold all or a portion of the Trustee's Files as agent for the Trustee, by entering into a Custodial Agreement in the form of Exhibit O. Subject to this Article X, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Owners of the Certificates. The initial Custodian shall be Bankers Trust Company of California, N.A.

         Section 10.16.  No Solicitation.

         The Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on the Trustee's behalf, to personally, by telephone or mail, solicit the borrower or Mortgagor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Trustee or any Affiliate thereof which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this paragraph, nor is the Trustee prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

         Section 10.17. Periodic Filings with the Securities and Exchange Commission; Additional Information.

         The Trustee shall prepare or cause to be prepared for filing with the U.S. Securities and Exchange Commission (the "Commission") all monthly periodic reports on Form 8-K respecting the Trust Fund and/or the Certificates required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (other than the Current Reports on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). The Trustee also will file a Form 15 with the Commission in January 2000 to terminate the Trustee's requirement for future filings (other than Form 10-K, which the Trustee will file with the Commission in March 2000 provided that there are at such time less than 300 Certificateholders). The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. The fees and expenses incurred by the Trustee in connection with this Section shall not be reimbursable from the Trust Fund.

                               END OF ARTICLE X

                                  ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01.  Compliance Certificates and Opinions.

         Upon any application or request by the Depositor, the Seller, the Originator or the Owners to the Trustee to take any action under any provision of this Agreement, the Seller, the Depositor, the Originator or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

         Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (including one furnished pursuant to specific requirements of this Agreement relating to a particular application or request) shall include:

              (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

                  (c) ______ a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 11.02.  Form of Documents Delivered to the Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based is erroneous. Any such certificate or opinion of an Authorized Officer of the Trustee or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Depositor, the Seller, the Originator or the Servicer, stating that the information with respect to such factual matters is in the possession of the Depositor, the Seller, the Originator or such Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

         Section 11.03.  Acts of Owners.

              (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Seller or the Originator. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Fund, if made in the manner provided in this Section.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

              (c) The ownership of Certificates shall be proved by the Register.

              (d) An request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust Fund in reliance thereon, whether or not notation of such action is made upon such Certificates.

         Section 11.04.  Notices, etc. to Trustee.

         Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Owner, the Depositor, the Seller, the Originator and the Servicer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at the Corporate Trust Office.

         Section 11.05.  Notices and Reports to Owners; Waiver of Notices.

         Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. Notwithstanding the foregoing, if the Servicer has been removed or resigned or the Trust Fund is terminated, notice of any such events shall be made by overnight courier, registered mail or telecopy followed by a telephone call.

         Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

         Section 11.06.  Rules by Trustee.

         The Trustee may make reasonable rules for any meeting of Owners.

         Section 11.07.  Successors and Assigns.

         All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

         Section 11.08.  Severability.

         In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.09.  Benefits of Agreement.

         Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 11.10.  Legal Holidays.

         In any case where the date of any Monthly Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Monthly Remittance Date, such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 11.11.  Governing Law; Submission to Jurisdiction.

              (a) In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, without giving effect to the conflicts of law principles thereof.

              (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

              (c) Nothing contained in this Agreement shall limit or affect the right of the Depositor, the Seller, the Originator or the Servicer or other third-party beneficiary hereunder, as the case may be, to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Mortgage Loans against any Mortgagor in the courts of any jurisdiction.

         Section 11.12.  Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.13.  Usury.

         The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust Fund stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error on the part of the Trustee acting on behalf of the Trust Fund and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust Fund, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

         Section 11.14.  Amendment.

              (a) The Trustee, the Depositor, the Seller, the Originator, ARCMI and the Servicer may at any time and from time to time, and without notice to or the consent of the Owners, amend this Agreement, subject to the provisions of Section 11.16 and 11.17 and the consent of the Trustee to such amendment shall not be unreasonably withheld, for the purpose of (i) curing any ambiguity, typographical error, or mistake; (ii) correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof or in the Prospectus or Prospectus Supplement; (iii) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions hereof subject to the provisions below; (iv) upon receipt of an Opinion of Counsel satisfactory to experienced in federal income tax matters to the effect that no entity-level tax will be imposed on the Trust Fund, any REMIC therein or upon the transferor of a Class R Certificate as a result of the ownership of any Class R Certificate by a Disqualified Organization, removing the restriction on transfer set forth in Section 5.08 hereof; (v) complying with the requirements of the Code and the regulations proposed or promulgated thereunder including any amendments necessary to maintain REMIC status for any REMIC created pursuant to this Agreement; or (vi) for any other purpose, provided that in the case of this clause (vi) such amendment will not adversely affect in any material respect any Owners. Any such amendment shall be deemed not to adversely affect in any material respect any Owner if there is delivered to the Trustee either an Opinion of Counsel (provided by the Person requesting the amendment) to such effect or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to reduce its then current rating assigned to any Class of the Certificates. This Agreement may also be amended by the Trustee, the Depositor, the Seller, the Originator, ARCMI and the Servicer at any time and from time to time, with the prior written approval of a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners hereunder. Notwithstanding anything to the contrary herein, no such amendment shall (a) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate,
(b) reduce the aforesaid percentages of Percentage Interests which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then Outstanding, or (c) adversely affect the qualification of any REMIC created pursuant to this Agreement or subject any REMIC created pursuant to this Agreement to tax, as evidenced by an Opinion of Counsel satisfactory to the Trustee at the expense of the party requesting such amendment.

              (b) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Owner in the manner set forth in Section 11.05, and to the Rating Agencies.

              (c) The Rating Agencies shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

         Section 11.15.  Paying Agent; Appointment and Acceptance of Duties.

         The Trustee is hereby appointed Paying Agent. The Depositor may, subject to the eligibility requirements for the Trustee set forth in Section
10.08 hereof, appoint one or more other Paying Agents or successor Paying
Agents.

         Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee.

         Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.02, that such Paying Agent will:

              (a) allocate all sums received for distribution to the Owners of Certificates of each Class for which it is acting as Paying Agent on each Payment Date among such Owners in the proportion specified by the Trustee; and

              (b) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Owners entitled thereto until such sums shall be paid to such Owners or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

         Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent and signed by the Trustee.

         In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

         Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Servicer and the Owners by mailing notice thereof at their addresses appearing on the Register.

         Section 11.16.  REMIC Status.

              (a) REMIC elections as set forth in the Preliminary Statement shall be made by the Trustee on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

              (b) The Startup Day is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

              (c) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties under this Section 11.16 or Section 10.12 (including its duties as tax return preparer). The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Principal and Interest Account.

              (d) The Trustee shall prepare, sign and file, all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

              (e) The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

              (f) The Trustee (to the extent that the affairs of the Trust Fund are within its control) and the Owners of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Owner of any Class R Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Owner of a Class R Certificate will consult with the Trustee, or its designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur.

              (g) Each Owner of a Class R Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such Trust Fund taxes are not paid by a Class R Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Owner of the Class R Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Principal and Interest Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

              (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

              (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

              (j) The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

              (k) On or before March 31 of each calendar year beginning in 2000, the Trustee shall deliver to each Rating Agency an Officer's Certificate stating, without regard to any actions taken by any party other than the Trustee, the Trustee's compliance with the provisions of this Section 11.16.

              (l) The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Owner of the Class X Certificate and that is not an asset of any REMIC. The Trustee shall treat the rights of the Class A, Class M1, Class M2 and Class B Certificateholders to receive payments from any Basis Risk Reserve Fund in the event of a Basis Risk Shortfall as rights in an interest rate cap contract written by the Class X Certificateholder in favor of the Class A, Class M1, Class M2 and Class B Certificateholders. Thus, each Class A, Class M1, Class M2 and Class B Certificate shall be treated as representing not only ownership of regular interests in REMIC 4, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue prices of the REMIC 4 regular interests, the Trustee shall assume that the interest rate cap contract has only a nominal value of $5,000 each.

              (m) The Trustee shall apply to the Internal Revenue Service via a form SS-4 or any other acceptable method for an employer identification number for each of the REMICs.

              (n) The Trustee shall treat the Credit Reserve Fund as an outside reserve fund within the meaning of Treas. Reg. ss. 1.860G-2(h) that is owned by the Owner of the Class X Certificate and that is not an asset of any REMIC created under this Agreement. To the extent amounts are withdrawn from the Credit Reserve Fund and paid pursuant to Section 7.03(d), such amounts shall be treated as having been paid by the Class X Certificateholder pursuant to a credit enhancement contract within the meaning of Treasury Regulation
Section 1.860G-2(c).

         Section 11.17.  Prohibited Transactions and Activities.

         None of the Depositor, the Servicer, the Seller, the Originator nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, (except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article III of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article III of this Agreement), nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Startup Day, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any such REMIC as a REMIC or of the interests therein other than the Class R Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause any such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

         Section 11.18. Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

         In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Owner of the Class R Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; PROVIDED, HOWEVER, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Seller, the Originator, ARCMI, the Servicer, the Class X Certificateholder or the Owner of such Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by any of such Persons on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Owner of such Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

         Section 11.19.  Attorneys' Fees.

         Any party successfully asserting a claim for a breach of this Agreement against another party (other than the Trustee) is entitled to receive all reasonable attorneys' fees incurred by such party in asserting such claim.

         Section 11.20.  Notices.

         All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Trustee:            Norwest Bank Minnesota, National Association
                                 11000 Broken Land Parkway
                                 Columbia, Maryland 21044-3562
                                 Attn:  AMRESCO 1999-1
                                 Tel:   (410) 884-2000
                                 Fax:   (410) 884-2360

              with a copy to:    Norwest Bank Minnesota, National Association
                                 Sixth Street and Marquette Avenue
                                 Minneapolis, Minnesota  55479-1026
                                 Attn:   AMRESCO 1999-1
                                 Tel:   (612) 667-9378
                                 Fax:   (612) 667-3539
         The Depositor:           AMRESCO Residential Securities Corporation
                                  700 North Pearl Street
                                  Suite 2400, LB #342
                                  Dallas, Texas  75201-7424
                                  Attn:   General Counsel
                                  Tel:   (214) 953-7700
                                  Fax:   (214) 953-7757

         The Originator:          AMRESCO Residential Mortgage Corporation
                                  16800 Aston Street
                                  Irvine, California  92606
                                  Attn:   President
                                  Tel:   (714) 440-1000
                                  Fax:   (714) 440-1535

               with a copy to:    AMRESCO, INC.
                                  700 North Pearl Street
                                  Suite 2400; LB #342
                                  Dallas, Texas  75201-7424
                                  Attn:  General Counsel
                                  Tel:  (214) 953-7700
                                  Fax:  (214) 953-7757

         ARCMI:                   AMRESCO Residential Capital Markets, Inc.
                                  700 North Pearl Street
                                  Suite 2400, LB #342
                                  Dallas, Texas  75201-7424
                                  Attn:  General Counsel
                                  Tel:   (214) 953-7700
                                  Fax:   (214) 953-7757

         The Seller:              Finance America, LLC
                                  16802 Aston Street
                                  Irvine, California  92606
                                  Attn:  President
                                  Tel:  (949) 440-1036
                                  Fax:  (949) 440-1230

               with a copy to:    AMRESCO, INC.
                                  700 North Pearl Street
                                  Suite 2400; LB #342
                                  Dallas, Texas  75201-7424
                                  Attn:  Karen H. Cornell
                                  Tel:  (214) 953-7724
                                  Fax:  (214) 953-7757

         The Servicer:            Ocwen Federal Bank FSB
                                  1675 Palm Beach Lakes Boulevard
                                  Suite 1002
                                  West Palm Beach, Florida  33401
                                  Attn:  Secretary
                                  Tel:  (561) 682-8000
                                  Fax:  (561) 682-8177

               with a copy to:    Ocwen Federal Bank FSB
                                  1675 Palm Beach Lakes Boulevard
                                  Suite 532
                                  West Palm Beach, Florida  33401
                                  Attn:  Law Department
                                  Tel:  (561) 682-8820
                                  Fax:  (561) 682-8163

         DCR:                     Duff & Phelps Credit Rating Co.
                                  55 East Monroe Street
                                  35th Floor
                                  Chicago, Illinois  60603
                                  Attn:  ABS Morning
                                  Tel:  (312) 368-3100
                                  Fax:  (312) 368-3155

         Standard and Poor's:     Standard and Poor's Ratings Services,
                                  a division of the McGraw-Hill Companies, Inc.
                                  26 Broadway
                                  15th Floor
                                  New York, New York 10004
                                  Attn:  Residential Mortgage Group
                                  Tel:  (212) 208-8000
                                  Fax:  (212) 208-8365

         Custodian:               Bankers Trust Company of California N.A.
                                  176 East St. Andrew Place
                                  Santa Ana, California  92705
                                  Attn:  Mortgage Custody AMRESCO 1999-1
                                  Tel:  (714) 247-6000
                                  Fax:  (714) 247-6009

         Underwriter:             Lehman Brothers
                                  200 Vesey Street
                                  12th Floor
                                  New York, New York  10285
                                  Attn:  Stanley P. Labanowski
                                  Tel:  (212) 526-7000
                                  Fax:  (212) 526-7010

         Owners:                  As set forth in the Register.


                               END OF ARTICLE XI

         IN WITNESS WHEREOF, the Depositor, the Originator, ARCMI, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       AMRESCO RESIDENTIAL SECURITIES
                                       CORPORATION, as Depositor


                                       By:  /s/  Janice M. Cott
                                          -------------------------------------
                                              Name:  Janice M. Cott
                                              Title:   Vice President


                                       AMRESCO RESIDENTIAL MORTGAGE
                                       CORPORATION, as Originator


                                       By:  /s/  Janice M. Cott
                                          -------------------------------------
                                              Name:  Janice M. Cott
                                              Title:  Senior Vice President


                                       FINANCE AMERICA LLC,
                                       as Seller


                                       By:  /s/  Brian Libman
                                          -------------------------------------
                                              Name:  Brian Libman
                                              Title:  Chief Executive Officer


                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Trustee


                                       By:  /s/  Amy Wahl
                                          -------------------------------------
                                              Name:  Amy Wahl
                                              Title:   Assistant Vice President


                                       OCWEN FEDERAL BANK FSB,
                                       as Servicer


                                       By:  /s/  Ronald M. Faris
                                          -------------------------------------
                                              Name:  Ronald M. Faris
                                              Title:   Executive Vice President





                                       AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.


                                       By:  /s/  Janice M. Cott
                                          -------------------------------------
                                              Name:  Janice M. Cott
                                              Title:   Vice President

STATE OF          )
                  )  ss:
COUNTY OF         )

         On the ____ day of October, 1999, before me personally came Janice M. Cott, to me known, who, being by me duly sworn, did depose and say that she resides at Costa Mesa, California, that she is a Vice President of AMRESCO Residential Securities Corporation, a Delaware corporation; and that she signed her name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


___________________________
Notary Public

My Commission Expires ______________

STATE OF          )
                  )  ss:
COUNTY OF         )

         On the ____ day of October, 1999, before me personally came ___________________ , to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________ , __________________ , that he/she is a Senior Vice President of AMRESCO Residential Mortgage Corporation, a Delaware corporation; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL


___________________________
Notary Public

My Commission Expires ______________

STATE OF        )
                )  ss:
COUNTY OF       )

         On the ____ day of October, 1999, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ____________ ___________________, that he is a ________________________ of Ocwen Federal Bank FSB, a federal savings bank; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


___________________________
Notary Public

My Commission Expires ______________

STATE OF          )
                  )  ss:
COUNTY OF         )

         On the ____ of October, 1999, before me personally came _______________________ , to me known, who, being by me duly sworn, did depose and say that he/she resides at ____________________________________ that he/she is Vice President of Norwest Bank Minnesota, National Association, a national banking association; and that he/she signed his/her name thereto by order of the Board of Directors of said national banking association.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


___________________________
Notary Public

My Commission Expires ______________

STATE OF          )
                  )  ss:
COUNTY OF         )

         On the ____ day of October, 1999, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________ ___________________, that he is a
________________________ of AMRESCO Residential Capital Markets, Inc., a Delaware corporation; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


___________________________
Notary Public

My Commission Expires ______________

STATE OF          )
                  )  ss:
COUNTY OF         )

         On the ____ day of October, 1999, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________ ___________________, that he is a
________________________ of Finance America LLC, a Delaware limited liability company; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


___________________________
Notary Public

My Commission Expires ______________





                                  SCHEDULE I

                          SCHEDULE OF MORTGAGE LOANS

                                   EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                       PASS-THROUGH CERTIFICATE, CLASS A

         Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans and other assets in a trust fund established by

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION

Initial Certificate                          Initial Certificate
Principal Balance of the Class A             Principal Balance of this
Certificates: $176,863,000.00                Certificate: [  ]

Certificate                                  Cut-off Date:  September 1, 1999
Pass-through Rate:  Variable

Number [  ]                                  CUSIP: 03215PFN4
                                             ISIN: US03215PFN42
                                             Common Code: 010330700

         THIS CERTIFIES THAT [ ____ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the initial Certificate Principal Balance of all of the Class A Certificates, both as specified above) in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") acquired from AMRESCO Residential Securities Corporation (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will initially be made on October 27, 1999, and thereafter will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in November 1999 (each, a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION,
                                          as Trustee



                                      By: _____________________________________
                                             AUTHORIZED SIGNATORY


                                             Dated:____________________________



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION,
                                           as Trustee



                                      By:______________________________________
                                             AUTHORIZED SIGNATORY


                                             Dated:____________________________

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among AMRESCO Residential Securities Corporation, as depositor (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator (the "Originator"), AMRESCO Residential Capital Markets, Inc., Finance America, LLC, as seller (the "Seller"), Ocwen Federal Bank FSB, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to which terms, provisions and conditions thereof the Owner of this Certificate by virtue of the acceptance hereof assents, and by which such Owner is bound. The Certificates consist of the following Classes: the Class A, Class M1, Class M2, Class B, Class X and Class R.

         On each Payment Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Owners of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Payment Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check or draft mailed to the Owner of record of this Certificate on the immediately preceding Record Date at the address of such Owner as it appears on the Register or, with respect to any Owner of a Certificate evidencing not less than $1,000,000 in initial Certificate Principal Balance or, with respect to the Class X or Class R Certificate, having a Percentage Interest of not less than 10%, by wire transfer in immediately available funds, upon written request made to the Trustee pursuant to the terms of the Pooling and Servicing Agreement. The final distribution on this Certificate will be made, after due notice to the Owner of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at Sixth and Marquette Street, Minneapolis, Minnesota 55479. The Trustee may designate another address from time to time by notice to the Owners of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Servicer, the Originator, the Seller, ARCMI and the Trustee at any time and from time to time, and without the consent of the Owners; PROVIDED, that in certain circumstances provided for in the Pooling and Servicing Agreement, such consent of the Owners will be required prior to amendments. Any such consent by the Owner of this Certificate at the time of the giving thereof shall be conclusive and binding upon such Owner and upon all future Owners of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Owner hereof or such Owner's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Balance (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Balance (or Percentage Interest) as requested by the Owner surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $100,000 in initial Certificate Principal Balance and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class X Certificate shall be issued in minimum percentage interests of 20%. The Class R Certificate shall be issued as a single Certificate with a percentage interest of 100%.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Payment Date on which the Certificate Principal Balance of the Class A Certificates is less than 35% of its initial Certificate Principal Balance for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

-----------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Register and does hereby irrevocably constitute and appoint

-----------------------------------------------------------------------------
to transfer such Certificate in such Register.

I [we] further direct the Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Dated:____________________                ___________________________________
                                          Signature by or on behalf of Assignor
--------------------------
   Authorized Officer                     ___________________________________
                                          Signature Guaranteed

--------------------------                -----------------------------------
   Name of Institution                          NOTICE: The signature(s) of
                                          this assignment must correspond
                                          with the name(s) on the face of
                                          this Certificate without
                                          alteration or any change
                                          whatsoever. The signature must be
                                          guaranteed by a participant in the
                                          Securities Transfer Agents
                                          Medallion Program, the New York
                                          Stock Exchange Medallion Signature
                                          Program or the Stock Exchanges
                                          Medallion Program. Notarized or
                                          witnessed signatures are not
                                          acceptable as guaranteed
                                          signatures.

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Registrar. Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ____________________________________________________________

account number __________________ or, if mailed by check, to __________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to _________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

 the assignee named above, or ____________________________________ as its agent.

                                   EXHIBIT B

                   FORM OF CLASS M1, M2, AND B CERTIFICATES

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT (1) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR
(B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE OR THE DEPOSITOR.







                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                  PASS-THROUGH CERTIFICATE, CLASS [M1, M2, B]

         Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans and other assets in a trust fund established by

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION

Initial Certificate                             Initial Certificate
Principal Balance of the Class [M1, M2, B]      Principal Balance of this
Certificates: [  ]                              Certificate: [  ]

Certificate                                     Cut-off Date:  September 1, 1999
Pass-through Rate:  Variable

Number [  ]                                     CUSIP: [  ]
                                                ISIN: [  ]
                                                Common Code: [  ]

         THIS CERTIFIES THAT [ ]is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the initial Certificate Principal Balance of all of the Class [M1, M2, B] Certificates, both as specified above) in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") acquired from AMRESCO Residential Securities Corporation (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will initially be made on October 27, 1999, and thereafter will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in November 1999 (each, a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                             as Trustee



                                          By:__________________________________
                                               AUTHORIZED SIGNATORY


                                               Dated:__________________________



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                               as Trustee



                                          By:___________________________________
                                               AUTHORIZED SIGNATORY


                                               Dated:___________________________

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among AMRESCO Residential Securities Corporation, as depositor (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator (the "Originator"), AMRESCO Residential Capital Markets, Inc., Finance America, LLC, as seller (the "Seller"), Ocwen Federal Bank FSB, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to which terms, provisions and conditions thereof the Owner of this Certificate by virtue of the acceptance hereof assents, and by which such Owner is bound. The Certificates consist of the following Classes: the Class A, Class M1, Class M2, Class B, Class X and Class R.

         On each Payment Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Owners of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Payment Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check or draft mailed to the Owner of record of this Certificate on the immediately preceding Record Date at the address of such Owner as it appears on the Register or, with respect to any Owner of a Certificate evidencing not less than $1,000,000 in initial Certificate Principal Balance or, with respect to the Class X or Class R Certificate, having a Percentage Interest of not less than 10%, by wire transfer in immediately available funds, upon written request made to the Trustee pursuant to the terms of the Pooling and Servicing Agreement. The final distribution on this Certificate will be made, after due notice to the Owner of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at Sixth and Marquette Street, Minneapolis, Minnesota 55479. The Trustee may designate another address from time to time by notice to the Owners of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Servicer, the Originator, the Seller, ARCMI and the Trustee at any time and from time to time, and without the consent of the Owners; PROVIDED, that in certain circumstances provided for in the Pooling and Servicing Agreement, such consent of the Owners will be required prior to amendments. Any such consent by the Owner of this Certificate at the time of the giving thereof shall be conclusive and binding upon such Owner and upon all future Owners of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Owner hereof or such Owner's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Balance (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Balance (or Percentage Interest) as requested by the Owner surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $100,000 in initial Certificate Principal Balance and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class X Certificate shall be issued in minimum percentage interests of 20%. The Class R Certificate shall be issued as a single Certificate with a percentage interest of 100%.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Payment Date on which the Certificate Principal Balance of the Class A Certificates is less than 35% of its initial Certificate Principal Balance for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

_______________________________________________________________________________

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

_______________________________________________________________________________
the within Certificate stating in the names of the undersigned in the Register and does hereby irrevocably constitute and appoint

_______________________________________________________________________________
to transfer such Certificate in such Register.

I [we] further direct the Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

_______________________________________________________________________________

Dated:____________________                 ___________________________________
                                           Signature by or on behalf of Assignor
__________________________
   Authorized Officer                      ___________________________________
                                           Signature Guaranteed

__________________________                 ____________________________________
   Name of Institution                           NOTICE: The signature(s) of
                                            this assignment must correspond
                                            with the name(s) on the face of
                                            this Certificate without
                                            alteration or any change
                                            whatsoever. The signature must be
                                            guaranteed by a participant in the
                                            Securities Transfer Agents
                                            Medallion Program, the New York
                                            Stock Exchange Medallion Signature
                                            Program or the Stock Exchanges
                                            Medallion Program. Notarized or
                                            witnessed signatures are not
                                            acceptable as guaranteed
                                            signatures.

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Registrar. Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ____________________________________________________________

account number __________________ or, if mailed by check, to __________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to _________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ____________________________________ as its agent.

                                   EXHIBIT C

                          FORM OF CLASS X CERTIFICATE

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT,
(B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A "QUALIFIED INSTITUTIONAL BUYER" TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE 1933 ACT,
(C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO AN OPINION OF COUNSEL AND SUBJECT TO THE DELIVERY OF A CERTIFICATE OF TRANSFER OR REPRESENTATION LETTER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT (1) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR
(B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE OR THE DEPOSITOR.


                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                       PASS-THROUGH CERTIFICATE, CLASS X

         Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans and other assets in a trust fund established by

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION

Percentage Interest:  [  ]                  Cut-off Date: September 1, 1999

NUMBER [  ]

         THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") acquired from AMRESCO Residential Securities Corporation (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will initially be made on October 27, 1999, and thereafter will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in November 1999 (each, a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                               as Trustee



                                        By:____________________________________
                                               AUTHORIZED SIGNATORY


                                               Dated:__________________________



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                            as Trustee



                                        By:____________________________________
                                               AUTHORIZED SIGNATORY


                                               Dated:__________________________

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among AMRESCO Residential Securities Corporation, as depositor (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator (the "Originator"), AMRESCO Residential Capital Markets, Inc., Finance America, LLC, as seller (the "Seller"), Ocwen Federal Bank FSB, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to which terms, provisions and conditions thereof the Owner of this Certificate by virtue of the acceptance hereof assents, and by which such Owner is bound. The Certificates consist of the following Classes: the Class A, Class M1, Class M2, Class B, Class X and Class R.

         On each Payment Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Owners of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Payment Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check or draft mailed to the Owner of record of this Certificate on the immediately preceding Record Date at the address of such Owner as it appears on the Register or, with respect to any Owner of a Certificate evidencing not less than $1,000,000 in initial Certificate Principal Balance or, with respect to the Class X or Class R Certificate, having a Percentage Interest of not less than 10%, by wire transfer in immediately available funds, upon written request made to the Trustee pursuant to the terms of the Pooling and Servicing Agreement. The final distribution on this Certificate will be made, after due notice to the Owner of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at Sixth and Marquette Street, Minneapolis, Minnesota 55479. The Trustee may designate another address from time to time by notice to the Owners of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Servicer, the Originator, the Seller, ARCMI and the Trustee at any time and from time to time, and without the consent of the Owners; PROVIDED, that in certain circumstances provided for in the Pooling and Servicing Agreement, such consent of the Owners will be required prior to amendments. Any such consent by the Owner of this Certificate at the time of the giving thereof shall be conclusive and binding upon such Owner and upon all future Owners of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Owner hereof or such Owner's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Balance (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Balance (or Percentage Interest) as requested by the Owner surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $100,000 in initial Certificate Principal Balance and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class X Certificate shall be issued in minimum percentage interests of 20%. The Class R Certificate shall be issued as a single Certificate with a percentage interest of 100%.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Payment Date on which the Certificate Principal Balance of the Class A Certificates is less than 35% of its initial Certificate Principal Balance for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto


_______________________________________________________________________________

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

_______________________________________________________________________________
the within Certificate stating in the names of the undersigned in the Register and does hereby irrevocably constitute and appoint

_______________________________________________________________________________
to transfer such Certificate in such Register.

I [we] further direct the Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

_______________________________________________________________________________

Dated:____________________                 ___________________________________
                                           Signature by or on behalf of Assignor
__________________________
   Authorized Officer                      ___________________________________
                                           Signature Guaranteed

__________________________                 ___________________________________
   Name of Institution                          NOTICE: The signature(s) of
                                           this assignment must correspond
                                           with the name(s) on the face of
                                           this Certificate without alteration
                                           or any change whatsoever. The
                                           signature must be guaranteed by a
                                           participant in the Securities
                                           Transfer Agents Medallion Program,
                                           the New York Stock Exchange
                                           Medallion Signature Program or the
                                           Stock Exchanges Medallion Program.
                                           Notarized or witnessed signatures
                                           are not acceptable as guaranteed
                                           signatures.

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Registrar. Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ____________________________________________________________

account number __________________ or, if mailed by check, to __________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to _________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ____________________________________ as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND
 IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED ONLY TO CERTAIN LIMITED DISTRIBUTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT,
(B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A "QUALIFIED INSTITUTIONAL BUYER" TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE 1933 ACT,
(C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO AN OPINION OF COUNSEL AND SUBJECT TO THE DELIVERY OF A CERTIFICATE OF TRANSFER OR REPRESENTATION LETTER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

         NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AN AFFIDAVIT STATING (A) THAT THE PROPOSED TRANSFEREE IS NOT A "DISQUALIFIED ORGANIZATION" WITHIN THE MEANING OF SECTION 860E(E)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IS NOT PURCHASING THE CERTIFICATE ON BEHALF OF A DISQUALIFIED ORGANIZATION, (B) THAT THE PROPOSED TRANSFEREE (1) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), (2) IS NOT INVESTING THE ASSETS OF ANY SUCH PLAN, (3) IS NOT A PLAN SUBJECT TO CODE
SECTION 4975 OR (4) A PERSON OR ENTITY THAT IS USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO ACQUIRE THIS CERTIFICATE, (C) THAT NO PURPOSE OF SUCH TRANSFER IS TO AVOID OR IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (D) IN THE CASE OF A NON-U.S. PERSON, IS A NON-U.S. PERSON THAT HOLDS A RESIDUAL CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND HAS FURNISHED THE TRANSFEROR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR SUCCESSOR FORM AT THE TIME AND IN THE MANNER REQUIRED BY THE CODE. IN ADDITION, THIS CERTIFICATE MAY NOT BE HELD BY A NOMINEE.





                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                       PASS-THROUGH CERTIFICATE, CLASS R

         Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans and other assets in a trust fund established by

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION

Percentage Interest:       [  ]                 Cut-off Date: September 1, 1999

Number [  ]

         THIS CERTIFIES THAT [ ]is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") acquired from AMRESCO Residential Securities Corporation (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will initially be made on October 27, 1999, and thereafter will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in November 1999 (each, a "Payment Date"), to the Person in whose name this Certificate is registered at the close of business on the day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                           as Trustee



                                        By:____________________________________
                                           AUTHORIZED SIGNATORY


                                           Dated:______________________________



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                   ORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                         as Trustee



                                  By:_____________________________________
                                         AUTHORIZED SIGNATORY


                                         Dated:___________________________

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                          MORTGAGE LOAN TRUST 1999-1
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among AMRESCO Residential Securities Corporation, as depositor (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator (the "Originator"), AMRESCO Residential Capital Markets, Inc., Finance America, LLC, as seller (the "Seller"), Ocwen Federal Bank FSB, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to which terms, provisions and conditions thereof the Owner of this Certificate by virtue of the acceptance hereof assents, and by which such Owner is bound. The Certificates consist of the following Classes: the Class A, Class M1, Class M2, Class B, Class X and Class R.

         On each Payment Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Owners of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Payment Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check or draft mailed to the Owner of record of this Certificate on the immediately preceding Record Date at the address of such Owner as it appears on the Register or, with respect to any Owner of a Certificate evidencing not less than $1,000,000 in initial Certificate Principal Balance or, with respect to the Class X or Class R Certificate, having a Percentage Interest of not less than 10%, by wire transfer in immediately available funds, upon written request made to the Trustee pursuant to the terms of the Pooling and Servicing Agreement. The final distribution on this Certificate will be made, after due notice to the Owner of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at Sixth and Marquette Street, Minneapolis, Minnesota 55479. The Trustee may designate another address from time to time by notice to the Owners of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Servicer, the Originator, the Seller, ARCMI and the Trustee at any time and from time to time, and without the consent of the Owners; PROVIDED, that in certain circumstances provided for in the Pooling and Servicing Agreement, such consent of the Owners will be required prior to amendments. Any such consent by the Owner of this Certificate at the time of the giving thereof shall be conclusive and binding upon such Owner and upon all future Owners of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Owner hereof or such Owner's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Balance (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Balance (or Percentage Interest) as requested by the Owner surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $100,000 in initial Certificate Principal Balance and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class X Certificate shall be issued in minimum percentage interests of 20%. The Class R Certificate shall be issued as a single Certificate with a percentage interest of 100%.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Payment Date on which the Certificate Principal Balance of the Class A Certificates is less than 35% of its initial Certificate Principal Balance for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

_______________________________________________________________________________

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

_______________________________________________________________________________
the within Certificate stating in the names of the undersigned in the Register and does hereby irrevocably constitute and appoint

_______________________________________________________________________________
to transfer such Certificate in such Register.

I [we] further direct the Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________

_______________________________________________________________________________

Dated:____________________                 ___________________________________
                                           Signature by or on behalf of Assignor
__________________________
   Authorized Officer                      ___________________________________
                                           Signature Guaranteed

__________________________                 ____________________________________
   Name of Institution                          NOTICE: The signature(s) of
                                           this assignment must correspond
                                           with the name(s) on the face of
                                           this Certificate without alteration
                                           or any change whatsoever. The
                                           signature must be guaranteed by a
                                           participant in the Securities
                                           Transfer Agents Medallion Program,
                                           the New York Stock Exchange
                                           Medallion Signature Program or the
                                           Stock Exchanges Medallion Program.
                                           Notarized or witnessed signatures
                                           are not acceptable as guaranteed
                                           signatures.

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Registrar. Distributions shall be made by wire transfer in immediately available funds to

_______________________________________________________________________________

for the account of ____________________________________________________________

account number __________________ or, if mailed by check, to __________________

_______________________________________________________________________________

Applicable reports and statements should be mailed to _________________________

_______________________________________________________________________________

This information is provided by _______________________________________________

the assignee named above, or ____________________________________ as its agent.

                                   EXHIBIT E

                     FORM OF SUBSEQUENT TRANSFER AGREEMENT



         AMRESCO Residential Mortgage Corporation (the "Originator"), Finance America, LLC (the "Seller"), AMRESCO Residential Securities Corporation (the "Depositor") and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") under the Pooling and Servicing Agreement (as defined below) relating to AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, the Originator, the Seller, Ocwen Federal Bank FSB, as Servicer, AMRESCO Residential Capital Markets, Inc., and the Trustee, each hereby confirm their understanding with respect to the sale by the Originator and the purchase by the Seller, the sale by the Seller and the purchase by the Depositor, and the sale by the Depositor and the purchase by the Trustee, of those Subsequent Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedule of Subsequent Mortgage Loans.

         Section 1. Conveyance of Subsequent Mortgage Loans. As of [[ _________________________________ ]] (the "Subsequent Transfer Date"), the
Originator hereby bargains, sells, conveys, assigns and transfers to the Seller; the Seller, in turn, hereby bargains, sells, conveys, assigns and transfers to the Depositor; and the Depositor, in turn, hereby bargains, sells, conveys, assigns and transfers to the Trustee, without recourse (except as otherwise explicitly provided for in the Pooling and Servicing Agreement), for the exclusive benefit of the Owners of the Certificates, each of their respective rights, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal and interest payments due thereon on or prior to [[ ________________ ]] whether or not received) (such date, the "Subsequent Cut-Off Date") which the Originator is causing to be delivered to the Seller; the Seller, in turn, is causing to be delivered to the Depositor; and the Depositor, in turn, is hereby causing to be delivered to the Trustee (and all substitutions therefor as provided for by Sections 3.06, 3.07, 3.08 and 3.09 of the Pooling and Servicing Agreement), together with the related Subsequent Mortgage Loan documents and each of the Originator's, the Seller's, and the Depositor's respective interest in any Property which secured the Subsequent Mortgage Loan, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Depositor shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.06, 3.07,
3.08 and 3.09 of the Pooling and Servicing Agreement.

         The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

         Section 2. Reaffirmation of Representations and Warranties. The Originator hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement made by it that relate to it and the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby delivers notice and confirms that each of the conditions set forth in Section 3.09(b) and 3.09(c) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

         Section 3. Release from Pre-Funding Account. Pursuant to Section 3.09(a) of the Pooling and Servicing Agreement, the Depositor hereby instructs the Trustee to withdraw one-hundred percent of the aggregate principal balances of the Subsequent Mortgage Loans so transferred from the Pre-Funding Account, [[$ ]] pursuant to this Subsequent Transfer Agreement and to include [[$ ______________________ ]] of the Subsequent Mortgage Loans listed in the Schedule attached hereto and to pay such amount to the Originator pursuant to wire transfer instructions provided by it to the Trustee.

         All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, this Subsequent Transfer Agreement is executed as of the date first above written.


                                    AMRESCO RESIDENTIAL MORTGAGE CORPORATION, as Originator


                                    By:_______________________________________
                                    Name:
                                    Title:


                                    FINANCE AMERICA, LLC, as Seller


                                    By:_______________________________________
                                    Name:
                                    Title:


                                    AMRESCO RESIDENTIAL SECURITIES
                                    CORPORATION, as Depositor


                                    By:_______________________________________
                                    Name:
                                    Title:


                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, as Trustee under the Pooling and Servicing Agreement


                                    By:_______________________________________
                                    Name:
                                    Title:

                     SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                                   EXHIBIT F

                     FORM OF CERTIFICATE RE: PREPAID LOANS


         AMRESCO Residential Securities Corporation (the "Depositor") hereby certifies that between the Cut-Off Date and the Startup Date, the Mortgage Loans listed on Exhibit "A" attached hereto have been prepaid in full.

         Capitalized terms used herein and not defined herein have the meanings given to such terms in the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, AMRESCO Residential Mortgage Corporation, as originator (the "Originator"), Finance America, LLC, as seller (the "Seller"), Ocwen Federal Bank FSB, as servicer (the "Servicer"), AMRESCO Residential Capital Markets, Inc., and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").





Dated: October ___, 1999                  AMRESCO RESIDENTIAL
                                          SECURITIES CORPORATION, AS DEPOSITOR


                                          By:__________________________________
                                                Name:
                                                Title:

                                   EXHIBIT G

                 FORM OF CUSTODIAN'S ACKNOWLEDGMENT OF RECEIPT

         Bankers Trust Company of California, N.A., a national banking association, in its capacity as custodian (the "Custodian") under that certain Custodial Agreement dated as of September 1, 1999 (the "Custodial Agreement"), among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, Finance America, LLC, as Seller, Ocwen Federal Bank FSB, as Servicer, AMRESCO Residential Capital Markets, Inc., Norwest Bank Minnesota, National Association, as Trustee, and the Custodian, hereby acknowledges receipt (subject to review as required by the Custodial Agreement) of the items delivered to it by the Seller, the Depositor, and the Originator, as applicable with respect to the Mortgage Loans pursuant to the Custodial Agreement.

         The Schedule of Mortgage Loans for the Mortgage Loans is attached to this Receipt.

         The Custodian hereby additionally acknowledges that it shall review such items as required by the Custodial Agreement and shall otherwise comply with all the provisions of the Custodial Agreement as required thereby.


Dated: October ____, 1999                    BANKERS TRUST COMPANY OF
                                             CALIFORNIA, N.A., as Custodian


                                             By:_______________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT H

                          FORM OF POOL CERTIFICATION

         WHEREAS, the undersigned is an Authorized Officer of Bankers Trust Company of California, N.A., a national banking association, acting in its capacity as custodian (the "Custodian") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), pursuant to that certain Custodial Agreement dated as of September 1, 1999 (the "Custodial Agreement"), among the Custodian, AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, Finance America, LLC, as Seller, Ocwen Federal Bank FSB, as Servicer, AMRESCO Residential Capital Markets, Inc., and the Trustee; and

         WHEREAS, the Custodian is required, pursuant to the Custodial Agreement, to review the Mortgage Files relating to the Pool within a specified period following the Startup Day and to notify the Seller and the Originator promptly of any defects with respect to the Pool, all as set forth in Section 2.3 of the Custodial Agreement; and

         WHEREAS, the Custodial Agreement requires the Custodian to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

         NOW, THEREFORE, the Custodian hereby certifies that (i) all documents required to be delivered to it pursuant to Section 3.07(b)(i) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on items (i), (ii), (iii)(A) and (iv) of the Schedule of Mortgage Loans accurately reflects the information set forth in the Custodial File. The Custodian makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

         All capitalized terms used herein shall have the meanings assigned to such terms in the Custodial Agreement.

Dated: October ____, 1999              BANKERS TRUST COMPANY OF
                                       CALIFORNIA, N.A., as Custodian



                                       By:____________________________________
                                             Name:
                                             Title

                                   EXHIBIT I

                            FORM OF DELIVERY ORDER

                  AMRESCO RESIDENTIAL SECURITIES CORPORATION
                        700 N. Pearl Street, Suite 2400
                           Dallas, Texas 75201-7424


                              October ____, 1999



Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, MD 21044-3562
Attention: Corporate Trust - MBS Securities

                                DELIVERY ORDER

Dear Ladies and Gentlemen:

         Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among AMRESCO Residential Securities Corporation, as depositor (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator (the "Originator"), Finance America, LLC, as seller (the "Seller"), Ocwen Federal Bank FSB, as servicer (the "Servicer"), AMRESCO Residential Capital Markets, Inc., and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), the Depositor HEREBY CERTIFIES that all conditions precedent to the issuance of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1, Mortgage Loan Pass-Through Certificates, Class A, Class M1, Class M2, Class B, Class X and Class R Certificates (the "Certificates") HAVE BEEN SATISFIED, and HEREBY REQUESTS YOU TO EXECUTE, AUTHENTICATE AND DELIVER said Certificates in accordance with Schedule 1 attached hereto, and to RELEASE said Certificates to the owners thereof, or otherwise upon their order.

                                     Very truly yours,

                                     AMRESCO RESIDENTIAL
                                     SECURITIES CORPORATION


                                     By:_______________________________________
                                        Name:
                                        Title:

                                   EXHIBIT J


                       FORM OF SERVICER'S TRUST RECEIPT



     To:   Bankers Trust Company of California, N.A.,
           as custodian for Norwest Bank Minnesota, National Association,
           As Trustee of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1
           1761 East St. Andrew Place
           Santa Ana, California  92705
           Attn: Mortgage Custody - AMRESCO 1999-1


Re:   The Pooling and Servicing Agreement, dated as of September 1,
      1999 (the "Pooling and Servicing Agreement") among Norwest Bank Minnesota, National Association, as Trustee, AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, Finance America, LLC, as Seller, AMRESCO Residential Capital Markets, Inc. and Ocwen Federal Bank FSB, as Servicer and the Custodial Agreement, dated as of September 1, 1999 (the "Custodial Agreement"), among Bankers Trust Company of California, N.A. ("Custodian"), the Trustee, the Depositor, the Originator, the Seller, AMRESCO Residential Capital Markets, Inc. and the Servicer


         In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1, we hereby request the release, and acknowledge receipt, of the (Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated below.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents

___ 1. Repurchase of Mortgage Loan due to a breach of a Representation or Warranty under the Pooling and Servicing Agreement. (The Custodian shall delete the Mortgage Loan from the applicable Mortgage Loan Schedule and send the amended Mortgage Loan Schedule to the Trustee).

___ 2. Mortgage Loan Liquidated [Paid in Full] By _____________. (The Custodian is hereby authorized to delete Mortgage Loan from the applicable Mortgage Loan Schedule attached hereto and send the amended Mortgage Loan Schedule to the Trustee).

___ 3.   Mortgage Loan in Foreclosure

___ 4.   Other (explain) ________________________________________

         If 1 or 2 above is checked, and if all or part of the Mortgage Files were previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

         If 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

         Ocwen Financial Bank FSB, as Servicer, understands and agrees that all documents delivered to the Servicer pursuant to this Request for Release shall be returned to the Custodian no later than thirty (30) days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custodial Agreement.


                                      OCWEN FEDERAL BANK FSB

                                      By:__________________________________
                                      Name:_______________________________
                                      Title:________________________________



Acknowledgment of Documents returned to the Custodian, for the reasons listed in items 4.

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
         Custodian

By:__________________________________
Name:_______________________________
Title:________________________________

                                   EXHIBIT K

               FORM OF CLASS R TRANSFER AFFIDAVIT AND AGREEMENT

State of ___________)
                    )ss.:
County of __________)

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Purchaser] (record or beneficial owner of the Mortgage Loan Pass-through Certificates, Series 1999-1, Class R (the "Purchaser")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Purchaser (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Purchaser from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Purchaser is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Purchaser is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Purchaser expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         5. That the Purchaser has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.08 of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (vi) of Section 5.08(c) which authorize the Trustee to deliver payments to a person other than the Purchaser in the event the Purchaser holds such Certificates in violation of Section 5.08). The Purchaser expressly agrees to be bound by and to comply with such restrictions and provisions.

         6. That the Purchaser consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Purchaser that is not a disqualified organization.

         7. The Purchaser's Taxpayer Identification Number is ___________.

         8. This affidavit and agreement relates only to the Class R Certificates held by the Purchaser and not to any other holder of the Class R Certificates. The Purchaser understands that the liabilities described herein relate only to the Class R Certificates.

         9. That no purpose of the Purchaser relating to the transfer of any of the Class R Certificates by the Purchaser is or will be to impede the assessment or collection of any tax.

         10. That the Purchaser has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Purchaser hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Purchaser intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

         11. That the Purchaser has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         12. The Purchaser is (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more persons described in this Paragraph 12 have authority to control all substantial decisions of the trust.

         13. The Purchaser is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting directly on behalf of any such plan.

         14. The Purchaser acknowledges that the Trustee is entitled to rely on this Transfer Affidavit and Agreement in accordance with the provision of the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

[NAME OF PURCHASER]


By:_________________________________
         [Name of Officer]
         [Title of Officer]



ATTEST:



_____________________________

STATE OF                    )
                            )  ss:
COUNTY OF                   )

         Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.


         Subscribed and sworn before me this _____ day of _________ 199_.


                                       ____________________________________
                                       NOTARY PUBLIC


                                       My commission expires the _____ day
                                       of __________, _______.

                                   EXHIBIT L

                    FORM OF CLASS R TRANSFEROR CERTIFICATE

                                                      __________________, 19__

AMRESCO Residential Securities Corporation
[Address]

[Trustee]


         Re: AMRESCO Residential Securities Corporation
             Mortgage Loan Trust 1999-1

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________ (the "Transferor") to ________________________
(the "Purchaser") of a ____% Percentage Interests of AMRESCO Residential Securities Corporation Mortgage Loan Pass-through Certificates, Series 1999-1, Class R Certificates (the "Certificates"), pursuant to Section 5.08 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1999, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator, Finance America, LLC, as seller, OCWEN Federal Bank FSB, as servicer, AMRESCO Residential Capital Markets, Inc., and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1. No purpose of the Transferor relating to the transfer of the Certificates by the Transferor to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Transferor understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit K. The Transferor does not know or believe that any representation contained therein is false.

         3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.


         4. The Transferor has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    (Transferor)

                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT M

                       FORM OF ERISA TRANSFER AFFIDAVIT



STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


         The undersigned, being first duly sworn, deposes and says as follows:

1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.   The Investor either (x) is not an employee benefit plan subject to
     Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Parts I and III in PTCE 95-60; or (y) has delivered to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Servicer or the Depositor to any obligation, which Benefit Plan Opinion shall not be an expense of the Trustee, the Servicer or the Depositor.

3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 1999, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator, Finance America, LLC, as seller, OCWEN Federal Bank FSB, as servicer (the "Servicer"), AMRESCO Residential Capital Markets, Inc., and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee in the form hereof.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .

                                         ______________________________________
                                                       [Investor]


                                         By:___________________________________
                                              Name:
                                              Title:

ATTEST:



_____________________________

STATE OF                 )
                         )  ss:
COUNTY OF                )

         Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.


         Subscribed and sworn before me this _____ day of _________ 199_.


                                             __________________________________
                                             NOTARY PUBLIC


                                             My commission expires the
                                             _____ day of __________, _______.

                                   EXHIBIT N

                          FORM OF LIQUIDATION REPORT



CALCULATION OF REALIZED LOSS

Prepared By:
Phone:
Date:
Period of Servicing:


________________________________________     ___________________________       __________________________
PORTFOLIO NAME                                 SERVICER NAME                   SERVICER ADDRESS
________________________________________     ___________________________       __________________________
AMRESCO Residential Securities Corporate       Ocwen Federal Bank FSB          1675 Palm Beach Lakes Blvd
________________________________________     ___________________________       __________________________
Mortgage Loan Trust 1999-1                                                     West Palm Beach, Fl 33401
________________________________________     ___________________________       __________________________



  Loan    Act Unpaid   Interest  Interest Attys'        Prop  MI/Haz Ins Haz Loss Accrued   Other   TOTAL
 Number  Prin Balance  Adv Thru   Amount  Fees   Taxes  Maint  Premiums  Expense  Serv Fee    Fees  EXPENSES
__________________________________________________________________________________________________________

TABLE CONT.


Escrow  Insurance Rental  Haz Loss   PMI    Proceeds          TOTAL     TOTAL REALIZED
Balance   Claim   Receipt Proceeds Proceeds from Sale  Other  CREDITS   LOSS (OR GAIN)
________________________________________________________________________________

                                   EXHIBIT O

                          FORM OF CUSTODIAL AGREEMENT

                                   EXHIBIT P

                    FORM OF INVESTOR REPRESENTATION LETTER


[Trustee]                                                    ____________, 1999

      Re: AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1

Ladies and Gentlemen:

         _______________________(the "Purchaser") intends to purchase from
____________________ (the "Transferor"), a ____% Percentage Interest of Certificates, Series 199__-__, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1999, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator, Finance America, LLC, as seller, OCWEN Federal Bank FSB, as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

         2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

         3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated pursuant to the Act.

         4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Transferor and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Transferor to the satisfaction of the Purchaser.

         5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

         6. The Purchaser either (x) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(2) if the Purchaser is an insurance company, such Purchaser is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Purchaser will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Servicer or the Depositor.

                                                  Very truly yours,

                                                  By:_________________________
                                                        Name:
                                                        Title:

                                   EXHIBIT Q

                   FORM OF TRANSFEROR REPRESENTATION LETTER



[Trustee]                                                    ___________, 199__

    Re:   AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1


Ladies and Gentlemen:
         In connection with the sale by _____________ (the "Transferor") to __________________ (the "Purchaser") of ______% Percentage Interest of Certificates, Series 1999-1, Class ___ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1999, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Mortgage Corporation, as originator, Finance America, LLC, as seller, OCWEN Federal Bank FSB, as servicer, AMRESCO Residential Capital Markets, Inc., and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Transferor hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferor will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                     Very truly yours,

                                     (Transferor)

                                     By:_______________________________________
                                         Name:
                                         Title:

                                   EXHIBIT R

                  FORM OF RULE 144A INVESTMENT REPRESENTATION

            Description of Rule 144A Securities, including numbers:
           AMRESCO Residential Securities Corporation Mortgage Loan
          Pass-through Certificates Series 1999-1, Class ___, No. ___

         The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Servicer pursuant to Section 5.08 of the Pooling and Servicing Agreement as follows:

                   a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                   b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                   c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Servicer.

                   d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                   e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
         (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
         (ii) pursuant to another exemption from registration under the 1933
         Act.

         3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Depositor that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer's purchase of the Rule 144A Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

[Print Name of Transferor]                        [Print Name of Buyer]


By:___________________________                    By:__________________________
Name:                                             Name:
Title:                                            Title:

Taxpayer Identification No:                       Taxpayer Identification No:

Date:                                             Date